                                                                    EXHIBIT 10.6
================================================================================


                          SECOND AMENDED AND RESTATED
                                CREDIT AGREEMENT


                          DATED AS OF AUGUST 21, 1996


                                     AMONG


                              U.S. RENTALS, INC.,


                         BANK OF AMERICA NATIONAL TRUST
                            AND SAVINGS ASSOCIATION


                            AS ADMINISTRATIVE AGENT,
                              COLLATERAL AGENT AND
                         LETTER OF CREDIT ISSUING BANK


                                      AND


                              THE OTHER FINANCIAL
                           INSTITUTIONS PARTY HERETO

[LOGO FOR BANK OF AMERICA]

                               TABLE OF CONTENTS
                               -----------------

                                                             Page
                                                             ----
SECTION 1
DEFINITIONS.................................................  1
    1.01   Certain Defined Terms............................  1
    1.02   Other Interpretive Provisions....................  23
    1.03   Accounting Principles............................  23

SECTION 2
THE CREDITS.................................................  24
    2.01   Amounts and Terms of Commitments.................  24
    2.02   Loan Accounts....................................  24
    2.03   Procedure for Borrowing..........................  25
    2.04   Conversion and Continuation Elections............  25
    2.05   Voluntary Termination or Reduction of
           Commitments......................................  27
    2.06   Optional Prepayments.............................  27
    2.07   Mandatory Prepayments of Loans; Cash
           Collateralization of L/C Obligations.............  27
    2.08   Repayment........................................  28
    2.09   Interest.........................................  28
    2.10   Fees.............................................  28
           (a)  Arrangement, Agency Fees....................  28
           (b)  Commitment Fees.............................  28
    2.11   Computation of Fees and Interest.................  29
    2.12   Payments by the Borrower.........................  29
    2.13   Payments by the Banks to the
           Administrative Agent.............................  30
    2.14   Sharing of Payments, Etc.........................  31
    2.15   Security.........................................  31

SECTION 3
THE LETTERS OF CREDIT.......................................  31
    3.01   The Letter of - Credit Subfacility...............  31
    3.02   Issuance, Amendment and Renewal of Letters
           of Credit........................................  33
    3.03   Existing BofA Letters of Credit; Risk
           Participations, Drawings and Reimbursements......  35


    3.04   Repayment of Participations......................  37
    3.05   Role of the Issuing Bank.........................  38
    3.06   Obligations Absolute.............................  39
    3.07   Cash Collateral Pledge...........................  40
    3.08   Letter of Credit Fees............................  40
    3.09   Uniform Customs and Practice.....................  41

SECTION 4
TAXES, YIELD PROTECTION AND ILLEGALITY......................  41
    4.01   Taxes............................................  41
    4.02   Illegality.......................................  42
    4.03   Increased Costs and Reduction of Return..........  43
    4.04   Funding Losses...................................  43
    4.05   Inability to Determine Rates.....................  44
    4.06   Survival.........................................  44

SECTION 5
CONDITIONS PRECEDENT........................................  45
    5.01   Conditions of Initial Credit Extension...........  45
           (a)  Credit Agreement and Notes..................  45
           (b)  Resolutions; Incumbency.....................  45
           (c)  Organization Documents; Good Standing.......  45
           (d)  Collateral Documents........................  45
           (e)  Legal Opinion...............................  46
           (f)  Payment of Fees.............................  46
           (g)  Certificate.................................  46
           (h)  Subordination Agreements....................  46
           (i)  Other Documents.............................  46
    5.02   Conditions to All Credit Extensions..............  46
           (a)  Notice, Application.........................  46
           (b)  Continuation of Representations and
                Warranties..................................  47
           (c)  No Existing Default.........................  47

SECTION 6
REPRESENTATIONS AND WARRANTIES..............................  47
    6.01   Corporate Existence and Power....................  47
    6.02   Corporate Authorization; No Contravention........  47
    6.03   Governmental Authorization.......................  48
    6.04   Binding Effect...................................  48
    6.05   Litigation.......................................  48
    6.06   No Default.......................................  48
    6.07   ERISA Compliance.................................  48


    6.08   Use of Proceeds; Margin Regulations..............  49
    6.09   Title to Properties..............................  49
    6.10   Taxes............................................  49
    6.11   Financial Condition..............................  50
    6.12   Environmental Matters............................  50
    6.13   Regulated Entities...............................  50
    6.14   No Burdensome Restrictions.......................  50
    6.15   Copyrights, Patents, Trademarks and
           Licenses, etc....................................  50
    6.16   Subsidiaries.....................................  51
    6.17   Insurance........................................  51
    6.18   Collateral Documents.............................  51
    6.19   Full Disclosure..................................  51

SECTION 7
AFFIRMATIVE COVENANTS.......................................  51
    7.01   Financial Statements.............................  52
    7.02   Certificates; Other Information..................  52
    7.03   Notices..........................................  52
    7.04   Preservation of Corporate Existence, Etc.........  53
    7.05   Maintenance of Property..........................  54
    7.06   Insurance........................................  54
    7.07   Payment of Obligations...........................  54
    7.08   Compliance with Laws.............................  54
    7.09   Compliance with ERISA............................  54
    7.10   Inspection of Property and Books and Records.....  54
    7.11   Environmental Laws...............................  55
    7.12   Use of Proceeds..................................  55
    7.13   Collateral.......................................  55

SECTION 8
NEGATIVE COVENANTS..........................................  55
    8.01   Limitation on Liens..............................  56
    8.02   Disposition of Assets............................  57
    8.03   Consolidations and Mergers.......................  57
    8.04   Loans and Investments............................  57
    8.05   Limitation on Indebtedness.......................  58
    8.06   Transactions with Affiliates.....................  59
    8.07   Use of Proceeds..................................  59
    8.08   Joint Ventures...................................  59
    8.09   Lease Obligations................................  59
    8.10   Restricted Payments..............................  59


    8.11   ERISA............................................  60
    8.12   Change in Business...............................  60
    8.13   Asset Coverage Ratio.............................  60
    8.14   Consolidated Tangible Net Worth..................  60
    8.15   Fixed Charge Coverage Ratio......................  60
    8.16   Leverage Ratio...................................  61
    8.17   Accounting Changes...............................  61

SECTION 9
EVENTS OF DEFAULT...........................................  61
    9.01   Event of Default.................................  61
           (a)  Non-Payment.................................  61
           (b)  Representation or Warranty..................  61
           (c)  Specific Defaults...........................  61
           (d)  Other Defaults..............................  61
           (e)  Cross-Default...............................  61
           (f)  Insolvency; Voluntary Proceedings...........  62
           (g)  Involuntary Proceedings.....................  62
           (h)  ERISA.......................................  62
           (i)  Monetary Judgments..........................  62
           (j)  Non-Monetary Judgments......................  63
           (k)  Collateral..................................  63
           (l)  Adverse Change..............................  63
           (m)  Ownership by R.D. Colburn...................  63
    9.02   Remedies.........................................  63
    9.03   Rights Not Exclusive.............................  64


SECTION 10
THE ADMINISTRATIVE AGENT AND
THE COLLATERAL AGENT........................................  64
    10.01   Appointment and Authorization...................  64
    10.02   Delegation of Duties............................  65
    10.03   Liability of Administrative Agent and the
            Collateral Agent................................  65
    10.04   Reliance by Administrative Agent and the
            Collateral Agent................................  65
    10.05   Notice of Default...............................  66
    10.06   Credit Decision.................................  66
    10.07   Indemnification of Administrative Agent and
            the Collateral Agent............................  67


    10.08   Administrative Agent and the Collateral
            Agent in Individual Capacity....................  68
    10.09   Successor Administrative Agent and the
            Collateral Agent................................  68
    10.10   Withholding Tax.................................  69
    10.11   Collateral Matters..............................  70

SECTION 11
MISCELLANEOUS...............................................  71
    11.01   Amendments and Waivers..........................  71
    11.02   Notices.........................................  72
    11.03   No Waiver; Cumulative Remedies..................  73
    11.04   Costs and Expenses..............................  73
    11.05   Borrower Indemnification........................  74
    11.06   Payments Set Aside..............................  74
    11.07   Successors and Assigns..........................  75
    11.08   Assignments, Participations, etc................  75
    11.09   Confidentiality.................................  77
    11.10   Set-off.........................................  77
    11.11   Automatic Debits of Fees........................  78
    11.12   Notification of Addresses, Lending Offices,
            Etc.............................................  78
    11.13   Counterparts....................................  78
    11.14   Severability....................................  78
    11.15   No Third Parties Benefited......................  78
    11.16   Governing Law and Jurisdiction..................  79
    11.17   Waiver of Jury Trial............................  79
    11.18   Entire Agreement................................  79
    11.19   Amendment and Restatement of Existing
            Agreement.......................................  80

                                                                    EXHIBIT 10.6

                 SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                 --------------------------------------------



     This SECOND AMENDED AND RESTATED CREDIT AGREEMENT is entered into as of August 21, 1996 among U.S. RENTALS, INC., a California corporation (the "Borrower"), the several financial institutions from time to time party to this
---------
Agreement (collectively, the "Banks"; individually, a "Bank"), Bank of America
                              -----
National Trust and Savings Association, as Administrative Agent for the Banks and Collateral Agent, and Bank of America National Trust and Savings Association as Issuing Bank, and amends and restates that certain First Amended and Restated Credit Agreement dated as of August 11, 1995, as amended, between the Borrower and Bank of America National Trust and Savings Association ("BofA"), which amended and restated the letter loan agreement dated February 18, 1992 between the Borrower and BofA (the "Existing Agreement").
                            ------------------


                                    RECITAL
                                    -------


     The parties hereto desire to amend and restate the Existing Agreement on the terms and conditions set forth in this Agreement. The Obligations under this Agreement will be secured by the Collateral Documents.

     NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:


                                   SECTION 1

                                  DEFINITIONS
                                  -----------

     1.01  Certain Defined Terms.  The following terms have the following
           ---------------------
meanings:

           "Acquisition" means any transaction or series of related transactions
            -----------
     for the purpose of or resulting, directly or indirectly, in (a) the acquisition of all or substantially all of the assets of a Person, or of any business or division of a Person, (b) the acquisition of in excess of 50% of the capital stock, partnership interests, membership interests or equity of any Person, or otherwise causing any Person to become a Subsidiary, or (c) a merger or consolidation or any other combination with another Person (other than a Person that is a Subsidiary) provided that the Borrower or the Subsidiary is the surviving entity.

           "Administrative Agent" means BofA in its capacity as agent for the
            --------------------
     Banks hereunder, and any successor agent arising under Section 10.09.

           "Administrative Agent's Payment Office" means the address for
            -------------------------------------
     payments set forth on Schedule 11.02 or such other address as the
                           --------------
     Administrative Agent may from time to time specify.

           "Affiliate" means, as to any Person, any other Person which, directly
            ---------
     or indirectly, is in control of, is controlled by, or is under common control with, such Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the other Person, whether through the ownership of voting securities, membership interests, by contract, or otherwise.

           "Agent-Related Persons" means BofA and any successor administrative
            ---------------------
     agent and collateral agent arising under Section 10.09, together with their respective Affiliates (including, in the case of BofA, the Arranger), and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

           "Agreement" means this Credit Agreement.
            ---------

           "Applicable Amount" means, for any period, the per annum interest
            -----------------
     rates, fees and commissions set forth below under Applicable Amount opposite the Fixed Charge Coverage Ratio, as set forth in the certificate delivered on the Closing Date pursuant to Section 5.01(g) and, thereafter, in the most recent Compliance Certificate received by the

     Administrative Agent pursuant to Section 7.02(b); provided, however, that
                                                       --------  -------
     until the Administrative Agent's receipt of the Compliance Certificate for fiscal quarter ending March 31, 1997, such interest rates, fees and commissions shall not be less than those indicated for Level II under the Fixed Charge Coverage Ratio:

     provided that if the Administrative Agent does not receive a Compliance
     --------
     Certificate within the time allowed in Section 7.02(b), then, commencing on the date such Compliance Certificate was due until (but only until) such Compliance Certificate is received, the Applicable Amount shall be based on level IV under the heading "Fixed Charge Coverage Ratio." From and after the date such Compliance Certificate is thereafter received, the Applicable Amount shall, subject to the other provisions of this Agreement, be as determined from such Compliance Certificate.

           "Arranger" means BA Securities, Inc., a Delaware corporation.
            --------

           "Assignee" has the meaning specified in Section 11.08(a).
            --------

           "Attorney Costs" means and includes all fees and disbursements of any
            --------------
     law firm or other external counsel, the allocated cost of internal legal services and all disbursements of internal counsel.

           "Banks" means the institutions specified in the introductory clause
            -----
     hereto.

           "Bankruptcy Code" means the Federal Bankruptcy Reform Act of 1978 (11
            ---------------
     U.S.C. (S)101, et seq.).
                    -------

           "Base Rate" means, for any day, the higher of:
            ---------
     (a) 0.50% per annum above the latest Federal Funds Rate; and (b) the rate of interest in effect for such day as publicly announced from time to time by BofA in San Francisco, California, as its "reference rate." (The "reference rate" is a rate set by BofA based upon various factors including BofA's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate.) Any change in the reference rate announced by BofA shall take effect at the opening of business on the day specified in the public announcement of such change.

           "Base Rate Loan" means a Loan that bears interest based on the Base
            --------------
     Rate.

           "BofA" means Bank of America National Trust and Savings Association,
            ----
     a national banking association.

           "Book Value of Consolidated Total Assets" means Consolidated Total
            ---------------------------------------
     Assets less interest bearing and noninterest bearing notes receivable from Affiliates to the Borrower or any of its Subsidiaries.

           "Borrowing" means a borrowing hereunder consisting of Loans of the
            ---------
     same Type made to the Borrower on the same day by the Banks under Section 2, and, other than in the case of Base Rate Loans, having the same Interest Period.

           "Borrowing Date" means any date on which a Borrowing occurs under
            --------------
     Section 2.03.

           "Business Day" means any day other than a Saturday, Sunday or other
            ------------
     day on which commercial banks in New York City or San Francisco are authorized or required by law to close and, if the applicable Business Day relates to any Offshore Rate Loan, means such a day on which dealings are carried on in the applicable offshore dollar interbank market.

           "Capital Adequacy Regulation" means any guideline, request or
            ---------------------------
     directive of any central bank or other Governmental Authority, or any other law, rule or regulation, whether or not having the force of law, in each case, regarding capital adequacy of any bank or of any corporation controlling a bank.

           "Capitalized Lease" means any lease where the obligation of the
            -----------------
     Borrower is required to be capitalized on a consolidated balance sheet of the lessee and its subsidiaries in accordance with GAAP.

           "Capitalized Rentals" of any Person means as of the date of any
            -------------------
     determination thereof the amount at which the aggregate Rentals due and to become due under all Capitalized Leases under which such Person is a lessee would be reflected as a liability on a consolidated balance sheet of such Person.

           "Cash Collateralize" means to pledge and deposit with or deliver to
            ------------------
     the Administrative Agent, for the benefit of the Administrative Agent, the Collateral Agent, the Issuing Bank and the Banks, as additional collateral for the L/C Obligations, cash or deposit account balances in an amount equal to the Effective Amount of the L/C Obligations pursuant to documentation in form and substance satisfactory to the Administrative Agent and the Issuing Bank (which documents are hereby consented to by the Banks).

           Derivatives of such term shall have corresponding meaning. The Borrower hereby grants the Administrative Agent, for the benefit of the Administrative Agent, the Issuing Bank and the Banks, a security interest in all such cash and deposit account balances. Cash collateral shall be maintained in blocked, non-interest bearing deposit accounts at BofA.

           "CD Rate" means, for any Interest Period with respect to CD Rate
            -------
     Loans comprising part of the same Borrowing, the rate of interest (rounded upward to the next 1/100th of 1%) determined as follows:

           CD Rate = Certificate of Deposit Rate  +  Assessment
                     ---------------------------
                     1.00 - Reserve Percentage         Rate

           Where:

                     "Assessment Rate" means, for any day of such Interest
                      ---------------
           Period, the rate determined by the Administrative Agent as equal to the annual assessment rate in effect on such day payable to the FDIC by a member of the Bank Insurance Fund that is classified as adequately capitalized and within supervisory subgroup "All (or a comparable successor assessment risk classification within the meaning of 12 C.F.R. (S)327.3) for insuring time deposits at offices of such member in the United States; or, in the event that the FDIC shall at any time hereafter cease to assess time deposits based upon such classifications or successor classifications, equal to the maximum annual assessment rate in effect on such day that is payable to the FDIC by commercial banks (whether or not applicable to any particular Bank) for insuring time deposits at offices of such banks in the United States.

                     "Certificate of Deposit Rate" means the rate of interest
                      ---------------------------
           per annum determined by the Administrative Agent to be the arithmetic mean (rounded upward to the next 1/100th of 1%) of the rates notified to the Administrative Agent as the rates of interest bid by two or more certificate of deposit dealers of recognized standing selected by the Administrative Agent for the purchase at face value of dollar certificates of deposit issued by major United States banks, for a maturity comparable to such Interest Period and in the approximate amount of the CD Rate Loans to be made, at the time selected by the Administrative Agent on the first day of such Interest Period.

                     "Reserve Percentage" means, for any day of such Interest
                      ------------------
           Period, the maximum reserve percentage (expressed as a decimal, rounded upward to the next 1/100th of l%), as determined by the Administrative Agent, in effect on such day (including any ordinary, marginal, emergency, supplemental, special and other reserve percentages), prescribed by the FRB for determining the maximum reserves to be maintained by member banks of the Federal Reserve System with deposits exceeding $1,000,000,000 for new non-personal time deposits for a period comparable to such Interest Period and in an amount of $100,000 or more.

           The CD Rate shall be adjusted, as to all CD Rate Loans then outstanding, automatically as of the effective date of any change in the Assessment Rate or the Reserve Percentage.

           "CD Rate Loan" means a Loan that bears interest based on the CD Rate.
            ------------

           "CED Borrowings" means all extensions of credit made by the Borrower
            --------------
     or any of its Subsidiaries to Consolidated Electrical Distributors, Inc.

           "Closing Date" means the date on which all conditions precedent set
            ------------
     forth in Section 5.01 are satisfied or waived by all Banks (or, in the case of Section 5.01(f), waived by the Person entitled to receive such payment).

           "Code" means the Internal Revenue Code of 1986, and regulations
            ----
     promulgated thereunder.

           "Collateral" means all property and interests in property and
            ----------
     proceeds thereof now owned or hereafter acquired in or upon which a Lien now or hereafter exists in favor of the Collateral Agent on behalf of the Secured Parties, whether under any Collateral Document, this Agreement or under any other documents executed by any such Person and delivered to the Collateral Agent.

           "Collateral Agent" means BofA in its capacity as collateral agent for
            ----------------
     the Secured Parties, and any successor collateral agent arising under
     Section 10.09.

           "Collateral Documents" means the Intercreditor Agreement, the
            --------------------
     Security Agreement, and all other security agreements, patent and trademark assignments, lease assignments, guarantees and other similar agreements between any Person and/or in favor of the Collateral Agent now or hereafter delivered to the Collateral Agent for the benefit of the Secured Parties pursuant to or in connection with the transactions contemplated hereby, and all financing statements (or comparable documents now or hereafter filed in accordance with the Uniform Commercial Code or comparable law) as debtor in favor of the Collateral Agent for the benefit of the Secured Parties, all in form and substance satisfactory to the Collateral Agent, and (ii) any amendments, supplements, modifications, renewals, replacements, consolidations, substitutions and extensions of any of the foregoing.

           "Commitment", as to each Bank, has the meaning specified in Section
            ----------
     2.01.

           "Compliance Certificate" means a certificate substantially in the
            ----------------------
     form of Exhibit C.
             ---------

           "Consolidated Fixed Charges" for any period means on a consolidated
            --------------------------
     basis the sum of (a) all Rentals (other than Rentals on Capitalized Leases) paid during such period by the Borrower and its Subsidiaries pursuant to Long-Term Leases, and (b) all Interest Expense on all Indebtedness (including the interest component of Rentals on Capitalized Leases) of the Borrower and its Subsidiaries paid during such period.

           "Consolidated Funded Debt" means, at any date, all indebtedness for
            ------------------------
     borrowed money of Borrower and its Subsidiaries, drawn but unreimbursed drawings under all letters of credit and surety bonds and the current portion of mandatory redeemable preferred stock and Capitalized Leases.

           "Consolidated Net Income" for any period means the gross revenues of
            -----------------------
     the Borrower and its Subsidiaries for such period less all expenses and other proper charges (including taxes on income), determined on a consolidated basis after eliminating earnings or losses attributable to outstanding Minority Interest, but excluding in any event:

                (a) any gains or losses on the sale or other disposition of Investments or fixed or capital assets, and any taxes on such excluded gains and any tax deductions or credits on account of any such excluded losses;

                (b) the proceeds of any life insurance policy;

                (c) net earnings and losses of any Subsidiary accrued prior to the date it became a Subsidiary;

                (d) net earnings and losses of any corporation, substantially all the assets of which have been acquired in any manner by the Borrower or any

           Subsidiary, realized by such corporation prior to the date of such acquisition;

                (e) net earnings and losses of any corporation with which the Borrower or a Subsidiary shall have consolidated or which shall have merged into or with the Borrower or a Subsidiary prior to the date of such consolidation or merger;

                (f) net earnings of any business entity in which the Borrower or any Subsidiary has an ownership interest unless such net earnings shall have actually been received by the Borrower or such Subsidiary in the form of cash distributions;

                (g) any portion of the net earnings of any Subsidiary which for any reason is unavailable for payment of dividends to the Borrower or any other Subsidiary;

                (h) earnings resulting from any reappraisal, revaluation or write-up of assets;

                (i) any deferred or other credit representing any excess of the equity in any Subsidiary at the date of acquisition thereof over the amount invested in such Subsidiary;

                (j) any gain arising from the acquisition of any Securities of the Borrower or any Subsidiary;

                (k) any reversal of any contingency reserve, except to the extent that provision for such contingency reserve shall have been made from income arising during such period; and

                (l) any other extraordinary gain or loss.

           "Consolidated Net Income Available for Fixed Charges" for any period
            ---------------------------------------------------
     means the sum of (a) Consolidated Net Income during such period plus (to
                                                                     ----
     the extent deducted in determining Consolidated Net Income), (b) all provisions for any Federal, state or other income taxes made by the

     Borrower and its Subsidiaries during such period and (c) Consolidated Fixed Charges during such period.

           "Consolidated Secured Indebtedness" means all Indebtedness of the
            ---------------------------------
     Borrower and its Subsidiaries which is secured by a mortgage, trust deed, deed of trust, deed to secure debt, security agreement, pledge, conditional sale or other title retention agreement or other like agreement granting or conveying a Lien upon property, whether real, personal or mixed, of the Borrower or any of its Subsidiaries.

           "Consolidated Tangible Net Worth" means as of the date of any
            -------------------------------
     determination thereof, the arithmetic sum of:

                (a) the amount of the capital stock accounts (net of treasury stock, at cost) plus (or minus in the case of deficit) the surplus
                           ----     -----
           and retained earnings of the Borrower and its Subsidiaries,

           MINUS

                (b) the net book value, after deducting any reserves applicable thereto, of all items of the following character which are included in the assets of the Borrower and its Subsidiaries, to wit:

                     (i) the incremental increase in an asset resulting from any reappraisal, revaluation or write-up of assets, provided
                                                                    --------
                that the incremental increase of any such reappraisal, revaluation or write-up of assets need not be deducted in any computation of "Consolidated Tangible Net Worth" if the Borrower's independent public accountants shall have concurred in such reappraisal, revaluation or write-up; and

                     (ii) goodwill, patents, patent applications, permits,
                trademarks, trade names, copyrights, licenses, franchises, experimental expense, organizational expense, unamortized debt discount and expense, the excess of costs of shares acquired over book value of related assets and such other assets are properly classified as "intangible assets" in accordance with GAAP, in any such case acquired after December 31, 1995.

           all determined in accordance with GAAP.

           "Consolidated Total Assets" means as of the date of any determination
            -------------------------
     thereof total assets of the Borrower and its Subsidiaries determined on a consolidated basis in accordance with GAAP.

           "Contingent Obligation" means, as to any Person, any direct or
            ---------------------
     indirect liability of that Person, whether or not contingent, with or without recourse, (a) with respect to any Indebtedness, lease, dividend, letter of credit or other obligation (the "primary obligations") of another Person (the "primary obligor"), including any obligation of that Person (i) to purchase, repurchase or otherwise acquire such primary obligations or any security therefor, (ii) to advance or provide funds for the payment or discharge of any such primary obligation, or to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (iv) otherwise to assure or hold harmless the holder of any such primary obligation against loss in respect thereof (each, a "Guaranty Obligation"); (b) with respect to any Surety Instrument
               -------------------
     issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings or payments; (c) to purchase any materials, supplies or other property from, or to obtain the services of, another Person if the relevant contract or other related document or obligation requires that payment for such materials, supplies or other property, or for such services, shall be made regardless of whether delivery of such materials, supplies or other property is ever made or tendered, or such services are ever performed or tendered, or (d) in respect of any Swap Contract.

           "Contractual Obligation" means, as to any Person, any provision of
            ----------------------
     any security issued by such Person or of any agreement, undertaking, contract, indenture, mortgage, deed of trust or other instrument, document or agreement to which such Person is a party or by which it or any of its property is bound.

           "Conversion/Continuation Date" means any date on which, under Section
            ----------------------------
     2.04, the Borrower (a) converts Loans of one Type to another Type, or (b) continues as Loans of the same Type, but with a new Interest Period, Loans having Interest Periods expiring on such date.

           "Default" means any event or circumstance which, with the giving of
            -------
     notice, the lapse of time, or both, would (if not cured or otherwise remedied during such time) constitute an Event of Default.

           "Dollars", "dollars" and "$" each mean lawful money of the United
            -------    -------       -
     States.

           "EII Indebtedness" means all unsecured extensions of credit made by
            ----------------
     Edmondson International, Inc. to the Borrower or any of its Subsidiaries.

           "Effective Amount" means (i) with respect to any Loans on any date,
            ----------------
     the aggregate outstanding principal amount thereof after giving effect to any Borrowings and prepayments or repayments of Loans occurring on such date; and (ii) with respect to any outstanding L/C Obligations on any date, the amount of such L/C Obligations on such date after giving effect to any Issuances of Letters of Credit occurring on such date and any other changes in the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements of outstanding unpaid drawings under any Letters of Credit or any reductions in the maximum amount available for drawing under Letters of Credit taking effect on such date.

           "Eligible Assignee" means (a) a commercial bank organized under the
            -----------------
     laws of the United States, or any state thereof, and having a combined capital and surplus of at least $100,000,000; (b) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development (the "OECD"), or a political subdivision of any such country, and having a combined capital and surplus of at least $100,000,000, provided that such bank is acting through a branch or agency located in the United States; and (c) a Person that is primarily engaged in the business of commercial banking and that is (i) a Subsidiary of a Bank, (ii) a Subsidiary of a Person of which a Bank is a Subsidiary, or (iii) a Person of which a Bank is a Subsidiary.

           "Environmental Claims" means all claims, however asserted, by any
            --------------------
     Governmental Authority or other Person alleging potential liability or responsibility for violation of any Environmental Law, or for release or injury to the environment.

           "Environmental Laws" means all federal, state or local laws,
            ------------------
     statutes, common law duties, rules, regulations, ordinances and codes, together with all administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authorities, in each case relating to environmental, health, safety and land use matters.

           "ERISA" means the Employee Retirement Income Security Act of 1974,
            -----
     and regulations promulgated thereunder.

           "ERISA Affiliate" means any trade or business (whether or not
            ---------------
     incorporated) under common control with the Borrower within the meaning of
     Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

           "ERISA Event" means (a) a Reportable Event with respect to a Pension
            -----------
     Plan; (b) a withdrawal by the Borrower or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in, which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations which is treated as such a withdrawal under
     Section 4062(e) of ERISA; (c) a complete or partial withdrawal by the Borrower or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; or (f) the imposition of any liability under Title IV of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Borrower or any ERISA Affiliate.

           "Event of Default" means any of the events or circumstances specified
            ----------------
     in Section 9.01.

           "Existing BofA Letters of Credit" means the letters of credit
            -------------------------------
     described in Schedule 3.03.
                  -------------

           "FDIC" means the Federal Deposit Insurance Corporation, and any
            ----
     Governmental Authority succeeding to any of its principal functions.

           "Federal Funds Rate" means, for any day, the rate set forth in the
            ------------------
     weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Bank of New York (including any such successor, "H.15(519)") on the preceding Business Day opposite the caption "Federal Funds (Effective)"; or, if for any relevant day such rate is not so published on any such preceding Business Day, the rate for such day will be the arithmetic mean as determined by the Administrative Agent of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m. (New York City time) on that day by each of three leading brokers of Federal funds transactions in New York City selected by the Administrative Agent.

           "Fee Letters" has the meaning specified in Section 2.10(a).
            -----------

           "Fixed Charge Coverage Ratio" means, as of the end of any fiscal
            ---------------------------
     quarter, the ratio of Consolidated Net Income Available for Fixed Charges for the four consecutive fiscal quarters ending on such date to Consolidated Fixed Charges for such four fiscal quarter period.

           "FRB" means the Board of Governors of the Federal Reserve System, and
            ---
     any Governmental Authority succeeding to any of its principal functions.

           "Further Taxes" means any and all present or future taxes, levies,
            -------------
     assessments, imposts, duties, deductions, fees, withholdings or similar charges (including, without limitation, net income taxes and franchise taxes), and all liabilities with respect thereto, imposed by any jurisdiction on account of amounts payable or paid pursuant to Section 4.01.

           "GAAP" means generally accepted accounting principles set forth from
            ----
     time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession), which are applicable to the circumstances as of the Closing Date.

           "Governmental Authority" means any nation or government, any state or
            ----------------------
     other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

           "Guaranty Obligation" has the meaning specified in the definition of
            -------------------
     "Contingent Obligation."

           "Indebtedness" of any Person means, without duplication, (a) all
            ------------
     indebtedness for borrowed money; (b)
     all obligations issued, undertaken or assumed as the deferred purchase price of property or services (other than trade payables entered into in the ordinary course of business on ordinary terms); (c) all non-contingent reimbursement or payment obligations with respect to Surety Instruments;
     (d) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses; (e) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to property acquired by the Person (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property); (f) all obligations with respect to Capitalized Leases; (g) all net obligations with respect to Swap Contracts;
     (h) all indebtedness referred to in clauses (a) through (g) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including accounts and contracts rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness; and (i) all Guaranty Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (a) through
     (g) above.

           "Indemnified Liabilities" has the meaning specified in Section 11.05.
            -----------------------

           "Indemnified Person" has the meaning specified in Section 11.05.
            ------------------

           "Independent Auditor" has the meaning specified in Section 7.01(a).
            -------------------

           "Insolvency Proceeding" means, with respect to any Person, (a) any
            ---------------------
     case, action or proceeding with respect to such Person before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshalling of assets for creditors, or other, similar arrangement in respect of its creditors generally or any substantial portion of its creditors; undertaken under U.S. Federal, state or foreign law, including the Bankruptcy Code.

           "Intercreditor Agreement" means the Intercreditor Agreement dated as
            -----------------------
     of August 15, 1995, as amended, among the Collateral Agent, BofA, the Massachusetts Mutual Life Insurance Company, Jefferson-Pilot Life Insurance Company, Principal Mutual Life Insurance Company, Phoenix Home Life Mutual Insurance Company, Phoenix American Life Insurance Company, and Alexander Hamilton Life Insurance Company of America, and other parties becoming a party thereto from time to time, substantially in the form of Exhibit E
                                                                   ---------
     hereto, either as originally executed or as the same may, from time to time, be supplemented, modified, amended, renewed, extended or supplanted.

           "Interest Expense" of the Borrower and its Subsidiaries for any
            ----------------
     period means all interest and all amortization of debt discount and expense on any particular Indebtedness (including, without limitation, payment-in-kind, zero coupon and other like Securities) for which such calculations are being made.

           "Interest Payment Date" means, as to any Loan other than a Base Rate
            ---------------------
     Loan, the last day of each Interest Period applicable to such Loan and, as to any Base Rate Loan, the last Business Day of each calendar quarter and each date such CD Rate Loan or Offshore Rate Loan is converted into another Type of Loan; provided, however, that if any Interest Period for a CD Rate
                   --------  -------
     Loan or Offshore Rate Loan exceeds 90 days or three months, respectively, the date that falls 90 days or three months, respectively, after the beginning of such Interest Period and after each Interest Payment Date thereafter is also an Interest Payment Date.

           "Interest Period" means, (a) as to any Offshore Rate Loan, the period
            ---------------
     commencing on the Borrowing Date of such Loan or on the Conversion/Continuation Date on which the Loan is converted into or continued as an Offshore Rate Loan, and ending on the date one, two, three or six months thereafter as selected by the Borrower in its Notice of

     Borrowing or Notice of Conversion/Continuation; and (b) as to any CD Rate Loan, the period commencing on the Borrowing Date of such Loan or on the Conversion/Continuation Date on which the Loan is converted into or continued as a CD Rate Loan, and ending 30, 60, 90 or 180 days thereafter, as selected by the Borrower in its Notice of Borrowing or Notice of Conversion/Continuation;

     provided that:
     --------

                (i) if any Interest Period would otherwise end on a day that is not a Business Day, that Interest Period shall be extended to the following Business Day unless, in the case of an Offshore Rate Loan, the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the preceding Business Day;

                (ii) any Interest Period pertaining to an Offshore Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

                (iii) no Interest Period for any Loan shall extend beyond the Maturity Date.

           "Investments" means all investments, in cash or by delivery of
            -----------
     property, made directly or indirectly in any property or assets or in any Person, whether by acquisition of shares of capital stock, Indebtedness or other obligations or Securities or by loan, advance, capital contribution or otherwise.

           "IRS" means the Internal Revenue Service, and any Governmental
            ---
     Authority succeeding to any of its principal functions under the Code.

           Issue" means to (a) incorporate the Existing BofA Letters of Credit
           -----
     into this Agreement, and (b) with respect to any Letter of Credit (including the Existing BofA Letters of Credit), to issue or to extend the expiry of, or to renew or increase the amount of, such Letter of Credit; and the terms "Issued, "Issuing" and "Issuance" have corresponding meanings.

           "Issuing Bank" means BofA in its capacity as issuer of one or more
            ------------
     Letters of Credit hereunder, together with any replacement letter of credit issuer arising under Section 10.01(b) or Section 10.09.

           "Joint Venture" means a single-purpose corporation, partnership,
            -------------
     limited liability company, joint venture or other legal arrangement (whether created by contract or conducted through a separate legal entity) now or hereafter formed by the Borrower or any of its Subsidiaries with another Person in order to conduct a common venture or enterprise with such Person.

           "L/C Advance" means each Bank's participation in any L/C Borrowing in
            -----------
     accordance with its Pro Rata Share.

           "L/C Amendment Application" means an application form for amendment
            -------------------------
     of outstanding standby or commercial documentary letters of credit as shall at any time be in use at the Issuing Bank, as the Issuing Bank shall request.

           "L/C Application" means an application form for issuances of standby
            ---------------
     or commercial documentary letters of credit as shall at any time be in use at the Issuing Bank, as the Issuing Bank shall request.

           "L/C Borrowing" means an extension of credit resulting from a drawing
            -------------
     under any Letter of Credit which shall not have been reimbursed on the date when made nor converted into a Borrowing of Loans under Section 3.03(c).

           "L/C Commitment" means the commitment of the Issuing Bank to Issue,
            --------------
     and the commitment of the Banks severally to participate in, Letters of Credit (including the Existing BofA Letters of Credit) from time to time Issued or outstanding under Section 3, in an Effective Amount not to exceed on any date the amount of $40,000,000, as the same shall be reduced as a result of a reduction in the L/C Commitment pursuant to Section 2.05; provided that the Effective Amount of evergreen Letters of
                      --------
     Credit shall not exceed $10,000,000 at any time; provided, further, that
                                                      --------  -------
     the L/C Commitment is a part of the combined Commitments, rather than a separate, independent commitment.

           "L/C Obligations" means at any time the sum of (a) the aggregate
            ---------------
     undrawn amount of all Letters of Credit then outstanding, plus (b) the amount of all unreimbursed drawings under all Letters of Credit, including all outstanding L/C Borrowings.

           "L/C-Related Documents" means the Letters of Credit, the L/C
            ---------------------
     Applications, the L/C Amendment Applications and any other document relating to any Letter of Credit, including any of the Issuing Bank's standard form documents for letter of credit issuances.

           "Lending Office" means, as to any Bank, the office or offices of such
            --------------
     Bank specified as its "Lending Office" or "Domestic Lending Office" or "Offshore Lending Office", as the case may be, on Schedule 11.02, or such
                                                       --------------
     other office or offices as the Bank may from time to time notify the Borrower and the Administrative Agent.

           "Letters of Credit" means the Existing BofA Letters of Credit and any
            -----------------
     letters of credit (whether standby letters of credit or commercial documentary letters of credit) Issued by the Issuing Bank pursuant to
     Section 3.

           "Lien" means any security interest, mortgage, deed of trust, pledge,
            ----
     hypothecation, assignment, charge or deposit arrangement, encumbrance, lien (statutory or other) or preferential arrangement of any kind or nature whatsoever in respect of any property (including those created by, arising under or evidenced by any conditional sale or other title retention agreement, the interest of a lessor under a Capitalized Lease, any financing lease having substantially the same economic effect as any of the foregoing, or the filing of any financing statement naming the owner of the asset to which such lien relates as debtor, under the Uniform Commercial Code or any comparable law) and any contingent or other agreement to provide any of the foregoing, but not including the interest of a lessor under an operating lease.

           "Loan" has the meaning specified in Section 2.01, and may be a Base
            ----
     Rate Loan, CD Rate Loan or an Offshore Rate Loan (each, a "Type" of Loan)
                                                                ----
     or L/C Advance.

           "Loan Documents" means this Agreement, the Collateral Documents, the
            --------------
     Letters of Credit, the Subordination Agreements, any Compliance Certificate, any Notes, the Fee Letters, the L/C-Related Documents, and all other documents delivered to the Administrative Agent or any Bank in connection herewith.

           "Long-Term Lease" shall mean any lease of real or personal property
            ---------------
     (other than a Capitalized Lease) having an original term, including any period for which the lease may be renewed or extended at the option of the lessor, of more than one year.

           "Majority Banks" means at any time Banks then holding at least 66-
            --------------
     2/3% of the then aggregate unpaid principal amount of the Loans, or, if no such principal amount is then outstanding, Banks then having at least 66-2/3% of the Commitments.

           "Margin Stock" means "margin stock" as such term is defined in
            ------------
     Regulation G, T, U or X of the FRB.

           "Material Adverse Effect" means (a) a material adverse change in, or
            -----------------------
     a material adverse effect upon, the operations, business, properties, condition (financial or otherwise) or prospects of the Borrower or the Borrower and its Subsidiaries taken as a whole; (b) a material impairment of the ability of the Borrower to perform under any Loan Document and to avoid any Event of Default; (c) a material adverse effect upon the legality, validity, binding effect or enforceability against the Borrower of any Loan Document; or (d) the perfection or priority of any Lien granted under any of the Collateral Documents.

           "Maturity Date" means the earliest to occur of (a) July 31, 1999 and
            -------------
     (b) the date on which the Commitments terminate in accordance with the provisions of this Agreement.

           "Maximum Available Amount" means, as of any date of determination,
            ------------------------
     the amount which may at any time be drawn under the Letters of Credit (whether or not any beneficiary thereof shall have presented, or shall be entitled at such time to present, the drafts or other documents required to draw under the Letters of Credit).

           "Minority Interest" means any shares of stock of any class of a
            -----------------
     Subsidiary (other than directors, qualifying shares as required by law) that are not owned by the Borrower and/or one or more of its Wholly-owned Subsidiaries. Minority Interests shall be valued by valuing Minority Interest constituting preferred stock at the voluntary or involuntary liquidating value of such preferred stock, whichever is greater, and by valuing Minority Interests constituting common stock at the book value of capital and surplus applicable thereto adjusted, if necessary, to reflect any changes from the book value of such common stock required by the foregoing method of valuing Minority Interest in preferred stock.

           "Multiemployer Plan" means a "multiemployer plan", within the meaning
            ------------------
     of Section 4001(a)(3) of ERISA, to which the Borrower or any ERISA Affiliate makes, is making, or is obligated to make contributions or, during the preceding three calendar years, has made, or been obligated to make, contributions.

           "Note" means a promissory note executed by the Borrower in favor of a
            ----
     Bank pursuant to Section 2.02(b), in substantially the form of Exhibit D.
                                                                    ---------

           "Notice of Borrowing" means a notice in substantially the form of
            -------------------
     Exhibit A.
     ---------

           "Notice of Conversion/Continuation" means a notice in substantially
            ---------------------------------
     the form of Exhibit B.
                 ---------

           "Obligations" means all advances, debts, liabilities, obligations,
            -----------
     covenants and duties arising under any Loan Document owing by the Borrower to any Bank, the Administrative Agent, the Collateral Agent or any Indemnified Person, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising.

           "Offshore Rate" means, for any Interest Period, with respect to
            -------------
     Offshore Rate Loans comprising part of the same Borrowing, the rate of interest per annum (rounded upward to the next 1/16th of 1%) determined by the Administrative Agent as follows:

     Offshore Rate                 IBOR
                     ------------------------------------
                     1.00 - Eurodollar Reserve Percentage

     Where,

           "Eurodollar Reserve Percentage" means for any day for any Interest
            -----------------------------
           Period the maximum reserve percentage (expressed as a decimal, rounded upward to the next 1/100th of 1%) in effect on such day (whether or not applicable to any Bank) under regulations issued from time to time by the FRB for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as "Eurocurrency liabilities"); and

                "IBOR" means the rate of interest per annum determined by the
                 ----
           Administrative Agent as the rate at which dollar deposits in the approximate amount of BofA's Offshore Rate Loan for such Interest Period would be offered by BofA's Grand Cayman Branch, Grand Cayman B.W.I. (or such other office as may be designated for such purpose by BofA), to major banks in the offshore dollar interbank market at their request at approximately 11:00 a.m. (New York City time) two Business Days prior to the commencement of such Interest Period.

                The Offshore Rate shall be adjusted automatically as to all Offshore Rate Loans then outstanding as of the effective date of any change in the Eurodollar Reserve Percentage.

           "Offshore Rate Loan" means a Loan that bears interest based on the
            ------------------
     Offshore Rate.

           "Organization Documents" means, for any corporation, the certificate
            ----------------------
     or articles of incorporation, the bylaws, any certificate of determination or instrument relating to the rights of preferred shareholders of such corporation, any shareholder rights agreement, and all applicable resolutions of the board of directors (or any committee thereof) of such corporation.

           "Other Taxes" means any present or future stamp, court or documentary
            -----------
     taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery, performance, enforcement or registration of, or otherwise with respect to, this Agreement or any other Loan Documents.

           "Participant" has the meaning specified in Section 11.08(d).
            -----------

           "PBGC" means the Pension Benefit Guaranty Corporation, or any
            ----
     Governmental Authority succeeding to any of its principal functions under ERISA.

           "Pension Plan" means a pension plan (as defined in Section 3(2) of
            ------------
     ERISA) subject to Title IV of ERISA which the Borrower sponsors, maintains, or to which it makes, is making, or is obligated to make contributions, or in the case of a multiple employer plan (as described in Section 4064(a) of ERISA) has made contributions at any time during the immediately preceding five (5) plan years.

           "Permitted Liens" has the meaning specified in Section 8.01.
            ---------------

           "Permitted Senior Indebtedness" means senior secured Indebtedness
            -----------------------------
     which is pari passu with the Obligations hereunder and is secured ratably with the Obligations by the Collateral pursuant to the Collateral Documents in form and substance satisfactory to the Collateral Agent and the Banks.

           "Permitted Senior Indebtedness Closing Date" means the date on which
            ------------------------------------------
     any Permitted Senior Indebtedness becomes effective.

           "Person" means an individual, partnership, corporation, limited
            ------
     liability company, business trust, joint stock company, trust, unincorporated association, joint venture or Governmental Authority.

           "Plan" means an employee benefit plan (as defined in Section 3(3) of
            ----
     ERISA) which the Borrower sponsors or maintains or to which the Borrower makes, is making, or is obligated to make contributions and includes any Pension Plan.

           "Pro Rata Share" means, as to any Bank at any time, the percentage
            --------------
     equivalent (expressed as a decimal, rounded to the ninth decimal place) at such time of such Bank's Commitment divided by the combined Commitments of all Banks.

           "Reportable Event" means, any of the events set forth in Section
            ----------------
     4043(c) of ERISA or the regulations thereunder, other than any such event for which the 30-day notice requirement under ERISA has been waived in regulations issued by the PBGC.

           "Receivables" means and includes all rights to payment for goods sold
            -----------
     or services rendered which have been earned by performance under valid, enforceable contracts, whether or not they have been billed to the respective customers.

           "Rentals" means and include as of the date of any determination
            -------
     thereof all fixed payments (including as such all payments which the lessee is obligated to make to the lessor on termination of the lease or surrender of the property) paid by the Borrower or a Subsidiary, as lessee or sublessee under a lease of real or personal property, but shall be exclusive of any amounts required to be paid by the

     Borrower or a Subsidiary (whether or not designated as rents or additional rents) on account of maintenance, repairs, insurance, taxes and similar charges. Fixed rents under any so-called "percentage leases" shall be computed solely on the basis of the minimum rents, if any, required to be paid by the lessee regardless of sales volume or gross revenues.

           "Requirement of Law" means, as to any Person, any law (statutory or
            ------------------
     common), treaty, rule or regulation or determination of an arbitrator or of a Governmental Authority, in each case applicable to or binding upon the Person or any of its property or to which the Person or any of its property is subject.

           "Responsible Officer" means the chief executive officer or the
            -------------------
     president of the Borrower, or any other officer having substantially the same authority and responsibility; or, with respect to compliance with financial covenants, the chief financial officer or the treasurer of the Borrower, or any other officer having substantially the same authority and responsibility.

           "SEC" means the Securities and Exchange Commission, or any
            ---
     Governmental Authority succeeding to any of its principal functions.

           "Secured Parties" means the Collateral Agent, the Administrative
            ---------------
     Agent, the Agent-Related Persons, the Issuing Bank, any Indemnified Person, the Banks, and each of them (individually, a "Secured Party").

           "Security Agreement" means the Third Amended and Restated Security
            ------------------
     Agreement Re: Receivables, Inventory, Equipment and Documents dated as of July 1, 1996 between the Borrower and the Collateral Agent, substantially in the form of Exhibit F hereto, either as originally executed or as the
                    ---------
     same may, from time to time, be supplemented, modified, amended, renewed, extended or supplanted.

           "Subordination Agreements" means (i) the Subordination Agreement made
            ------------------------
     by the R.D. Colburn School of Performing Arts substantially in the form of Exhibit H-1 hereto and (ii) the Subordination Agreement made by R.D.
     -----------
     Colburn substantially
     in the form of Exhibit H-2 hereto, in each case either as originally
                    -----------
     executed or as the same may, from time to time, be supplemented, modified, amended, renewed, extended or supplanted.

           "Subsidiary" of a Person means any corporation, association,
            ----------
     partnership, limited liability company, joint venture or other business entity of which more than 50% of the voting stock, membership interests or other equity interests (in the case of Persons other than corporations), is owned or controlled directly or indirectly by the Person, or one or more of the Subsidiaries of the Person, or a combination thereof. Unless the context otherwise clearly requires, references herein to a "Subsidiary" refer to a Subsidiary of the Borrower.

           "Surety Instruments" means all letters of credit (including standby
            ------------------
     and commercial), banker's acceptances, bank guaranties, shipside bonds, surety bonds and similar instruments.

           "Swap Contract" means any agreement (including any master agreement
            -------------
     and any agreement, whether or not in writing, relating to any single transaction) that is an interest rate swap agreement, basis swap, forward rate agreement, commodity swap, commodity option, equity or equity index swap or option, bond option, interest rate option, forward foreign exchange agreement, rate cap, collar or floor agreement, currency swap agreement, cross-currency rate swap agreement, swaption, currency option or any other, similar agreement (including any option to enter into any of the foregoing).

           "Taxes" means any and all present or future taxes, levies,
            -----
     assessments, imposts, duties, deductions, fees, withholdings or similar charges, and all liabilities with respect thereto, excluding, in the case of each Bank and the Administrative Agent, respectively, taxes imposed on or measured by its net income by the jurisdiction (or any political subdivision thereof) under the laws of which such Bank or the Administrative Agent, as the case may be, is organized or maintains a lending office.

           "Type" has the meaning specified in the definition of "Loan."
            ----

           "Unfunded Pension Liability" means the excess of a Plan's benefit
            --------------------------
     liabilities under Section 4001(a)(16) of ERISA, over the current value of that Plan's assets, determined in accordance with the assumptions used for funding the Pension Plan pursuant to Section 412 of the Code for the applicable plan year.

           "United States" and "U.S." each means the United States of America.
            -------------       ----

           "Voting Stock" means Securities of any class or classes, the holders
            ------------
     of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors (or Persons performing similar functions).

           "Wholly-Owned Subsidiary" means any corporation in which (other than
            -----------------------
     directors) qualifying shares required by law) 100% of the capital stock of each class having ordinary voting power, and 100% of the capital stock of every other class, in each case, at the time as of which any determination is being made, is owned, beneficially and of record, by the Borrower, or by one or more of the other Wholly-Owned Subsidiaries at the Borrower, or both.

     1.02  Other Interpretive Provisions.  (a) The meanings of defined terms
           -----------------------------
are equally applicable to the singular and plural forms of the defined terms.

           (b) The words "hereof," "herein," "hereunder" and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement; and Section, Schedule and Exhibit references are to this Agreement unless otherwise specified. The term "documents" includes any and all instruments, documents, agreements, certificates, indentures, notices and other writings, however evidenced. The term "including" is not limiting and means "including without limitation." In the computation of periods of time from a specified date to a later specified date, the word "from" means

"from and including"; the words "toll" and "until" each mean "to but excluding", and the word "through" means "to and including."

          (c) Unless otherwise expressly provided herein, (i) references to agreements (including this Agreement) and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any Loan Document, and (ii) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting the statute or regulation.

          (d) The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.

          (e) This Agreement and other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are cumulative and shall each be performed in accordance with their terms. Unless otherwise expressly provided, any reference to any action of the Administrative Agent or the Banks by way of consent, approval or waiver shall be deemed modified by the phrase "in its/their sole discretion."

     1.03  Accounting Principles.  (a) Unless the context otherwise clearly
           ---------------------
requires, all accounting terms not expressly defined herein shall be construed, and all financial computations required under this Agreement shall be made, in accordance with GAAP, consistently applied.

          (b) References herein to "fiscal year" and "fiscal quarter" refer to such fiscal periods of the Borrower.


                                   SECTION 2

                                  THE CREDITS
                                  -----------

     2.01  Amounts and Terms of Commitments.  Each Bank severally agrees, on
           --------------------------------
the terms and conditions set forth herein, to make
loans to the Borrower (each such loan, a "Loan") from time to time on any Business Day during the period from the Closing Date to the Maturity Date, in an aggregate amount not to exceed at any time outstanding the amount set forth on
Schedule 2.01 (such amount, as the same may be reduced under Section 2.05 or as
-------------
a result of one or more assignments under Section 11.08, the Bank's "Commitment"); provided, however, that, after giving effect to any Borrowing of
 ----------    --------  -------
Loans, the Effective Amount of all outstanding Loans and the Effective Amount of all L/C Obligations, shall not at any time exceed the combined Commitments, and the Effective Amount of all L/C Obligations shall not exceed the Letter of Credit Commitment; provided, further, that the Effective Amount of the Loans of
                   --------  -------
any Bank plus the participation of such Bank in the Effective Amount of all L/C Obligations shall not at any time exceed such Bank's Commitment and each Bank's participation in the Effective Amount of all L/C Obligations shall not exceed such Bank's Pro Rata Share of the Letter of Credit Commitment. Within the limits of each Bank's Commitment, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.01, prepay under Section 2.06 and reborrow under this Section 2.01.

     2.02  Loan Accounts.  (a) The Loans made by each Bank and the Letters of
           -------------
Credit Issued by the Issuing Bank shall be evidenced by one or more accounts or records maintained by such Bank or Issuing Bank, as the case may be, in the ordinary course of business. The accounts or records maintained by the Administrative Agent, the Issuing Bank and each Bank shall be conclusive absent manifest error of the amount of the Loans made by the Banks to the Borrower and the Letters of Credit Issued for the account of the Borrower, and the interest and payments thereon. Any failure so to record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Loans or any Letter of Credit.

           (b) Upon the request of any Bank made through the Administrative Agent, the Loans made by such Bank may be evidenced by one or more Notes, instead of or in addition to loan accounts. Each such Bank shall endorse on the schedules annexed to its Note(s) the date, amount and maturity of each Loan made by it and the amount of each payment of principal made by the Borrower with respect thereto. Each such Bank is irrevocably authorized by the Borrower to endorse its Note(s) and each Bank's record shall be conclusive absent manifest error; provided, however, that the failure of a
                                     --------  -------
Bank to make, or an error in making, a notation thereon with respect to any Loan shall not limit or otherwise affect the obligations of the Borrower hereunder or under any such Note to such Bank.

     2.03  Procedure for Borrowing.  (a) Each Borrowing of Loans shall be made
           -----------------------
upon the Borrower's irrevocable telephonic notice (immediately confirmed in writing) delivered to the Administrative Agent in the form of a Notice of Borrowing, which notice must be received by the Administrative Agent prior to 9:00 a.m. (San Francisco time) (i) three Business Days prior to the requested Borrowing Date, in the case of Offshore Rate Loans and CD Rate Loans, and (ii) on the requested Borrowing Date, in the case of Base Rate Loans, specifying: (A) the amount of the Borrowing, which shall be in an aggregate minimum amount of $1,000,000 or any multiple of $1,000,000 in excess thereof; (B) the requested Borrowing Date, which shall be a Business Day; (C) the Type of Loans comprising the Borrowing; and (D) the duration of the Interest Period applicable to such Loans included in such notice. If the Notice of Borrowing fails to specify the duration of the Interest Period for any Borrowing comprised of CD Rate Loans or Offshore Rate Loans, such Interest Period shall be 90 days or three months, respectively.

           (b) The Administrative Agent will promptly notify each Bank of its receipt of any Notice of Borrowing and of the amount of such Bank's Pro Rata Share of that Borrowing.

           (c) Each Bank will make the amount of its Pro Rata Share of each Borrowing available to the Administrative Agent for the account of the Borrower at the Administrative Agent's Payment Office by 12:00 Noon (San Francisco time) on the Borrowing Date requested by the Borrower in funds immediately available to the Administrative Agent. The proceeds of all such Loans will then be made available to the Borrower by the Administrative Agent at such office by either crediting the account of the Borrower on the books of BofA with the aggregate of the amounts made available to the Administrative Agent by the Banks or by wire transfer in accordance with written instructions provided to the Administrative Agent by the Borrower of like funds as received by the Administrative Agent.

           (d) After giving effect to any Borrowing, unless the Administrative Agent shall otherwise consent, there may not be more than 10 different Interest Periods in effect.

     2.04  Conversion and Continuation Elections.  (a) The Borrower may, upon
           -------------------------------------
irrevocable telephonic notice (immediately confirmed in writing) to the Administrative Agent in accordance with Section 2.04(b): (i) elect, as of any Business Day, in the case of Base Rate Loans, or as of the last day of the applicable Interest Period, in the case of any other Type of Loans, to convert any such Loans (or any part thereof in an amount not less than $1,000,000, or that is in an integral multiple of $1,000,000 in excess thereof) into Loans of any other Type; or (ii) elect as of the last day of the applicable Interest Period, to continue any Loans having Interest Periods expiring on such day (or any part thereof in an amount not less than $1,000,000, or that is in an integral multiple of $1,000,000 in excess thereof); provided, that if at any
                                                    --------
time the aggregate amount of CD Rate Loans or Offshore Rate Loans in respect of any Borrowing is reduced, by payment, prepayment, or conversion of part thereof to be less than $1,000,000, such CD Rate Loans or Offshore Rate Loans shall automatically convert into Base Rate Loans, and on and after such date the right of the Borrower to continue such Loans as, and convert such Loans into, Offshore Rate Loans or CD Rate Loans, as the case may be, shall terminate.

           (b) The Borrower shall deliver a Notice of Conversion/Continuation to be received by the Administrative Agent not later than 9:00 a.m. (San Francisco time) (i) at least three Business Days in advance of the Conversion/Continuation Date, if the Loans are to be converted into or continued as Offshore Rate Loans or CD Rate Loans; and (ii) on the Conversion/Continuation Date, if the Loans are to be converted into Base Rate Loans, specifying: (A) the proposed Conversion/Continuation Date; (B) the aggregate amount of Loans to be converted or continued; (C) the Type of Loans resulting from the proposed conversion or continuation; and (D) other than in the case of conversions into Base Rate Loans, the duration of the requested Interest Period.

           (c) If upon the expiration of any Interest Period applicable to CD Rate Loans or Offshore Rate Loans, the Borrower has failed to select timely a new Interest Period to be applicable to such CD Rate Loans or Offshore Rate Loans, as the case may be, or if any Default or Event of Default then exists, the Borrower shall be deemed to have elected to convert such CD Rate Loans or Offshore Rate Loans into Base Rate Loans effective as of the expiration date of such Interest Period.

           (d) The Administrative Agent will promptly notify each Bank of its receipt of a Notice of Conversion/Continuation, or, if no timely notice is provided by the Borrower, the Administrative Agent will promptly notify each Bank of the details of any automatic conversion. All conversions and continuations shall be made ratably according to the respective outstanding principal amounts of the Loans with respect to which the notice was given held by each Bank.

           (e) Unless the Majority Banks otherwise consent, during the existence of a Default or Event of Default, the Borrower may not elect to have a Loan be made or converted into or continued as an Offshore Rate Loan or a CD Rate Loan.

           (f) After giving effect to any conversion or continuation of Loans, unless the Administrative Agent and the Majority Banks shall otherwise consent, there may not be more than 10 different Interest Periods in effect.

     2.05  Voluntary Termination or Reduction of Commitments.  The Borrower
           -------------------------------------------------
may, upon not less than five Business Days' prior notice to the Administrative Agent, terminate the Commitments, or permanently reduce the Commitments by an aggregate minimum amount of $5,000,000 or any multiple of $1,000,000 in excess thereof, unless, after giving effect thereto and to any prepayments of Loans made on the effective date thereof, (a) the Effective Amount of all Loans and L/C Obligations together would exceed the amount of the combined Commitments then in effect, or (b) the Effective Amount of all L/C Obligations then outstanding would exceed the L/C Commitment. Once reduced in accordance with this Section, the Commitments may not be increased. Any reduction of the Commitments shall be applied to each Bank according to its Pro Rata Share. If and to the extent specified by the Borrower in the notice to the Administrative Agent, some or all of the reduction in the combined Commitments shall be applied to reduce the L/C Commitment. All accrued commitment and letter of credit fees to, but not including, the effective date of any reduction or termination of Commitments, shall be paid on the effective date of such reduction or termination.

     2.06  Optional Prepayments.  Subject to Section 4.04, the Borrower may, at
           --------------------
any time or from time to time, upon not less than, in the case of Base Rate Loans on the date of prepayment and irrevocable notice, and in the case of Offshore Rate Loans and CD Rate Loans three Business Days' irrevocable notice to the Administrative Agent, ratably prepay Loans in whole or in part, in minimum amounts of $1,000,000 or any multiple of $1,000,000 in excess thereof. Such notice of prepayment shall specify the date and amount of such prepayment and the Type(s) of Loans to be prepaid. The Administrative Agent will promptly notify each Bank of its receipt of any such notice, and of such Bank's Pro Rata Share of such prepayment. If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein, together with, in the case of Offshore Rate Loans and CD Rate Loans, accrued interest to each such date on the amount prepaid and any amounts required pursuant to Section 4.04.

     2.07  Mandatory Prepayments of Loans; Cash Collateralization of L/C
           -------------------------------------------------------------
Obligations.  If on any date the Effective Amount of L/C Obligations exceeds
-----------
the L/C Commitment, the Borrower shall Cash Collateralize on such date the outstanding Letters of Credit in an amount equal to the excess of the maximum amount then available to be drawn under the Letters of Credit over the Aggregate L/C Commitment. Subject to Section 4.04, if on any date after giving effect to any Cash Collateralization made on such date pursuant to the preceding sentence, the Effective Amount of all Loans then outstanding plus the Effective Amount of all L/C Obligations exceeds the combined Commitments, the Borrower shall immediately, and without notice or demand, prepay the outstanding principal amount of the Loans and L/C Advances by an amount equal to the applicable excess.

     2.08  Repayment.  The Borrower shall repay on the Maturity Date the
           ---------
aggregate principal amount of all Loans outstanding on such date.

     2.09  Interest.  (a)  Each Loan shall bear interest on the outstanding
           --------
principal amount thereof from the applicable

Borrowing Date or Conversion/Continuation Date at a rate per annum equal to the Offshore Rate, the CD Rate or the Base Rate, as the case may be (and subject to the Borrower's right to convert to other Types of Loans under Section 2.04), plus the Applicable Amount.
----


           (b) Interest on each Loan shall be paid in arrears on each Interest Payment Date. Interest shall also be paid on the date of any prepayment of any Offshore Rate or CD Rate Loans under Section 2.06 or 2.07 for the portion of the Loans so prepaid and upon payment (including prepayment) in full thereof and, during the existence of any Event of Default, interest shall be paid on demand of the Administrative Agent at the request of the Majority Banks.

           (c) Notwithstanding Section (a) of this Section, while any Event of Default exists or after acceleration, the Borrower shall pay interest on all outstanding Loans (after as well as before entry of judgment thereon to the extent permitted by law) on the principal amount of all outstanding Loans, at a rate per annum which is determined by adding 2% per annum to the Applicable Amount then in effect for such Loans; provided, however, that, on and after the
                                      --------  -------
expiration of any Interest Period applicable to any Offshore Rate Loan or CD Rate Loan outstanding on the date of occurrence of such Event of Default or acceleration, the principal amount of such Loan shall, during the continuation of such Event of Default or after acceleration, bear interest at a rate per annum equal to the Base Rate plus 3%.

     2.10  Fees.  In addition to certain fees described in Section 3.08:
           ----

           (a) Arrangement, Agency Fees.  The Borrower shall pay an arrangement
               ------------------------
fee to the Arranger for the Arranger's own account, and the Borrower shall pay an agency fee to the Administrative Agent for the Administrative Agent's own account, as required by the letter agreement between the Borrower, the Agent and the Arranger dated July 5, 1996 and the Borrower shall pay a collateral agency fee to the Collateral Agent for the Collateral Agent's own account, as required by the letter agreement between the Borrower and the Collateral Agent dated August 18, 1995 (such letters, collectively referred to as the "Fee Letters").
                                                                -----------

           (b) Commitment Fees.  The Borrower shall pay to the Administrative
               ---------------
Agent for the account of each Bank a commitment fee on the average daily unused portion of such Bank's Commitment, computed on a quarterly basis in arrears on the last Business Day of each calendar quarter based upon the daily utilization for that quarter as calculated by the Administrative Agent, at a rate per annum equal to the Applicable Amount for the commitment fee. For purposes of calculating utilization under this Section, the Commitments shall be deemed used to the extent of the Effective Amount of Loans then outstanding, plus the Effective Amount of L/C Obligations (excluding L/C Obligations relating to commercial Letters of Credit) then outstanding. Such commitment fee shall accrue from the Closing Date to the Maturity Date and shall be due and payable quarterly in arrears on the last Business Day of each calendar quarter commencing on the first such date after the Closing Date through the Maturity Date, with the final payment to be made on the Maturity Date; provided that, in
                                                              --------
connection with any reduction or termination of Commitments under Section 2.05, the accrued commitment fee calculated for the period ending on such date shall also be paid on the date of such reduction or termination, with the following quarterly payment being calculated on the basis of the period from such reduction or termination date to such quarterly payment date. The commitment fees provided in this Section shall accrue at all times after the above-mentioned commencement date, including at any time during which one or more conditions in Section 5 are not met.

     2.11  Computation of Fees and Interest.  (a) All computations of interest
           --------------------------------
for Base Rate Loans when the Base Rate is determined by BofA's "reference rate" shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more interest being paid than if computed on the basis of a 365-day year). Interest and fees shall accrue during each period during which interest or such fees are computed from the first day thereof to the last day thereof.

           (b) Each determination of an interest rate by the Administrative Agent shall be conclusive and binding on the Borrower and the Banks in the absence of manifest error.

     2.12  Payments by the Borrower.  (a)  All payments to be made by the
           ------------------------
Borrower shall be made without set-off, recoupment or counterclaim. Except as otherwise expressly provided herein, all payments by the Borrower shall be made to the Administrative Agent for the account of the Banks at the Administrative Agent's Payment Office, and shall be made in dollars and in immediately available funds, no later than 11:00 a.m. (San Francisco time) on the date specified herein. The Administrative Agent will promptly distribute to each Bank its Pro Rata Share (or other applicable share as expressly provided herein) of such payment in like funds as received. Any payment received by the Administrative Agent later than 11:00 a.m. (San Francisco time) shall be deemed to have been received on the following Business Day and any applicable interest or fee shall continue to accrue.

           (b) Subject to the provisions set forth in the definition of "Interest Period" herein, whenever any payment is due on a day other than a Business Day, such payment shall be made on the following Business Day, and such extension of time shall in such case be included in the computation of interest or fees, as the case may be.

           (c) Unless the Administrative Agent receives notice from the Borrower prior to the date on which any payment is due to the Banks that the Borrower will not make such payment in full as and when required, the Administrative Agent may assume that the Borrower has made such payment in full to the Administrative Agent on such date in immediately available funds and the Administrative Agent may (but shall not be so required), in reliance upon such assumption, distribute to each Bank on such due date an amount equal to the amount then due such Bank. If and to the extent the Borrower has not made such payment in full to the Administrative Agent, each Bank shall repay to the Administrative Agent on demand such amount distributed to such Bank, together with interest thereon at the Federal Funds Rate for each day from the date such amount is distributed to such Bank until the date repaid.

     2.13  Payments by the Banks to the Administrative Agent.  (a)  Unless the
           -------------------------------------------------
Administrative Agent receives notice from a Bank on or prior to the Closing Date or, with respect to any Borrowing after the Closing Date, at least one Business Day prior to the date of such Borrowing, that such Bank will not make available as and when required hereunder to the Administrative Agent for the account of the Borrower the amount of that Bank's Pro Rata Share of the Borrowing, the Administrative Agent may assume that each Bank has made such amount available to the Administrative Agent in immediately available funds on the Borrowing Date and the Administrative Agent may (but shall not be so required), in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent any Bank shall not have made its full amount available to the Administrative Agent in immediately available funds and the Administrative Agent in such circumstances has made available to the Borrower such amount, that Bank shall on the Business Day following such Borrowing Date make such amount available to the Administrative Agent, together with interest at the Federal Funds Rate for each day during such period. A notice of the Administrative Agent submitted to any Bank with respect to amounts owing under this Section (a) shall be conclusive, absent manifest error. If such amount is so made available, such payment to the Administrative Agent shall constitute such Bank's Loan on the date of Borrowing for all purposes of this Agreement. If such amount is not made available to the Administrative Agent on the Business Day following the Borrowing Date, the Administrative Agent will notify the Borrower of such failure to fund and, upon demand by the Administrative Agent, the Borrower shall pay such amount to the Administrative Agent for the Administrative Agent's account, together with interest thereon for each day elapsed since the date of such Borrowing, at a rate per annum equal to the interest rate applicable at the time to the Loans comprising such Borrowing.

           (b) The failure of any Bank to make any Loan on any Borrowing Date shall not relieve any other Bank of any obligation hereunder to make a Loan on such Borrowing Date, but no Bank shall be responsible for the failure of any other Bank to make the Loan to be made by such other Bank on any Borrowing Date.

     2.14  Sharing of Payments, Etc.   If, other than as expressly provided
           -------------------------
elsewhere herein, any Bank shall obtain on account of the Loans made by it any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) in excess of its ratable share (or other share contemplated hereunder), such Bank shall immediately (a) notify the Administrative Agent of such fact, and (b) purchase from the other Banks such participations in the Loans made by them as shall be necessary to cause such purchasing Bank to share the excess payment pro rata with each of them; provided, however, that if all or any portion of such excess payment is
      --------  -------
thereafter recovered from the purchasing Bank, such purchase shall to that extent be rescinded and each other Bank shall repay to the purchasing Bank the purchase price paid therefor, together with an amount equal to such paying Bank's ratable share (according to the proportion of (i) the amount of such paying Bank's required repayment to (ii) the total amount so recovered from the purchasing Bank) of any interest or other amount paid or payable by the purchasing Bank in respect of the total amount so recovered. The Borrower agrees that any Bank so purchasing a participation from another Bank may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off, but subject to Section 11.10) with respect to such participation as fully as if such Bank were the direct creditor of the Borrower in the amount of such participation. The Administrative Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section and will in each case notify the Banks following any such purchases or repayments.

     2.15  Security.  All obligations of the Borrower under the Loan Documents
           --------
shall be secured in accordance with the Collateral Documents.

                                   SECTION 3

                             THE LETTERS OF CREDIT
                             ---------------------

     3.01  The Letter of - Credit Subfacility.  (a)  On the terms and
           ----------------------------------
conditions set forth herein (i) the Issuing Bank agrees, (A) from time to time on any Business Day during the period from the Closing Date to the Maturity Date to issue Letters of Credit for the account of the Borrower, and to amend or renew Letters of Credit previously issued by it, in accordance with Sections 3.02(c) and 3.02(d), and (B) to honor drafts under the Letters of Credit; and
(ii) the Banks severally agree to participate in Letters of Credit Issued for the account of the Borrower; provided, that the Issuing Bank shall not be
                             --------
obligated to Issue, and no Bank shall be obligated to participate in, any Letter of Credit if as of the date of Issuance of such Letter of Credit

(the "Issuance Date") (1) the Effective Amount of all L/C Obligations plus the
      -------- ----
Effective Amount of all Loans exceeds the combined Commitments, (2) the participation of any Bank in the Effective Amount of all L/C Obligations plus the Effective Amount of the Loans of such Bank exceeds such Bank's Commitment, or (3) the Effective Amount of L/C Obligations exceeds the L/C Commitment; provided, further, that the Issuing Bank shall not be obligated to Issue, and no
--------  -------
Bank shall be obligated to participate in, any evergreen Letter of Credit if as of the Issuance Date thereof the Effective Amount of L/C Obligations relating to evergreen Letters of Credit exceeds $10,000,000 in the aggregate. Within the foregoing limits, and subject to the other terms and conditions hereof, the Borrower's ability to obtain Letters of Credit shall be fully revolving, and, accordingly, the Borrower may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit which have expired or which have been drawn upon and reimbursed.

           (b) The Issuing Bank is under no obligation to Issue any Letter of Credit if:

               (i) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the Issuing Bank from Issuing such Letter of Credit, or any Requirement of Law applicable to the Issuing Bank or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the Issuing Bank shall prohibit, or request that the Issuing Bank refrain from, the Issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the Issuing Bank with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the Issuing Bank is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon the Issuing Bank any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which the Issuing Bank in good faith deems material to it;

               (ii) the Issuing Bank has received written notice from any Bank, the Administrative Agent or the Borrower, on or prior to the Business Day prior to the requested date of Issuance of such Letter of Credit, that one or more of the applicable conditions contained in Section 5 is not then satisfied;

               (iii) the expiry date of any requested Letter of Credit is (A) more than 720 days after the date of Issuance, unless the Majority Banks have approved such expiry date in writing, or (B) after the Maturity Date;

               (iv) the expiry date of any requested Letter of Credit is prior to the maturity date of any financial obligation to be supported by the requested Letter of Credit;

               (v) any requested Letter of Credit does not provide for drafts, or is not otherwise in form and substance acceptable to the Issuing Bank, or the Issuance of a Letter of Credit shall violate any applicable policies of the Issuing Bank;

               (vi) any standby Letter of Credit is for the purpose of supporting the issuance of any letter of credit by any other Person; or

               (vi) except for Existing BofA Letters of Credit, such Letter of Credit is in a face amount less than $1,000,000 or to be denominated in a currency other than Dollars.

     3.02  Issuance, Amendment and Renewal of Letters of Credit.  (a) Each
           ----------------------------------------------------
Letter of Credit shall be issued upon the irrevocable written request of the Borrower received by the Issuing Bank (with a copy sent by the Borrower to the Administrative Agent) at least four days (or such shorter time as the Issuing Bank may agree in a particular instance in its sole discretion) prior to the proposed date of issuance. Each such request for issuance of a Letter of Credit shall be by facsimile, confirmed immediately in an original writing, in the form of an L/C Application, and shall specify in form and detail satisfactory to the Issuing Bank: (i) the proposed date of issuance of the Letter of Credit (which shall be a Business Day); (ii) the face amount of the Letter of Credit; (iii) the expiry date of the Letter of Credit; (iv) the name and address of the beneficiary thereof; (v) the documents to be presented by the beneficiary of the Letter of

     Credit in case of any drawing thereunder; (vi) the full text of any certificate to be presented by the beneficiary in case of any drawing thereunder; and (vii) such other matters as the Issuing Bank may require.

               (b) At least two Business Days prior to the Issuance of any Letter of Credit, the Issuing Bank will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of the L/C Application or L/C Amendment Application from the Borrower and, if not, the Issuing Bank will provide the Administrative Agent with a copy thereof. Unless the Issuing Bank has received notice on or before the Business Day immediately preceding the date the Issuing Bank is to issue a requested Letter of Credit from the Administrative Agent (A) directing the Issuing Bank not to issue such Letter of Credit because such issuance is not then permitted under Section 3.01(a) as a result of the limitations set forth in clauses (1) through (3) thereof or Section 3.01(b)(ii); or (B) that one or more conditions specified in Section 5 are not then satisfied; then, subject to the terms and conditions hereof, the Issuing Bank shall, on the requested date, issue a Letter of Credit for the account of the Borrower in accordance with the Issuing Bank's usual and customary business practices.

               (c) From time to time while a Letter of Credit is outstanding and prior to the Maturity Date, the Issuing Bank will, upon the written request of the Borrower received by the Issuing Bank (with a copy sent by the Borrower to the Administrative Agent) at least five days (or such shorter time as the Issuing Bank may agree in a particular instance in its sole discretion) prior to the proposed date of amendment, amend any Letter of Credit issued by it. Each such request for amendment of a Letter of Credit shall be made by facsimile, confirmed immediately in an original writing, made in the form of an L/C Amendment Application and shall specify in form and detail satisfactory to the Issuing Bank: (i) the Letter of Credit to be amended; (ii) the proposed date of amendment of the Letter of Credit (which shall be a Business Day); (iii) the nature of the proposed amendment; and
     (iv) such other matters as the Issuing Bank may require. The Issuing Bank shall be under no obligation to amend any Letter of Credit if: (A) the Issuing Bank would have no obligation at such time to issue such Letter of Credit in its amended form under the terms of this Agreement; or (B) the beneficiary of any such letter of Credit does not accept the proposed amendment to the Letter of Credit.

               (d) The Issuing Bank and the Banks agree that, while a Letter of Credit is outstanding and prior to the Maturity Date, at the option of the Borrower and upon the written request of the Borrower received by the Issuing Bank (with a copy sent by the Borrower to the Administrative Agent) at least five days (or such shorter time as the Issuing Bank may agree in a particular instance in its sole discretion) prior to the proposed date of notification of renewal, the Issuing Bank shall be entitled to authorize the automatic renewal of any Letter of Credit issued by it. Each such request for renewal of a Letter of Credit shall be made by facsimile, confirmed immediately in an original writing, in the form of an L/C Amendment Application, and shall specify in form and detail satisfactory to the Issuing Bank: (i) the Letter of Credit to be renewed; (ii) the proposed date of notification of renewal of the Letter of Credit (which shall be a Business Day); (iii) the revised expiry date of the Letter of Credit (which shall not be later than the Maturity Date); and (iv) such other matters as the Issuing Bank may require. The Issuing Bank shall be under no obligation so to renew any Letter of Credit if: (A) the Issuing Bank would have no obligation at such time to issue or amend such Letter of Credit in its renewed form under the terms of this Agreement; or (B) the beneficiary of any such Letter of Credit does not accept the proposed renewal of the Letter of Credit. If any outstanding Letter of Credit shall provide that it shall be automatically renewed unless the beneficiary thereof receives notice from the Issuing Bank that such Letter of Credit shall not be renewed, and if at the time of renewal the Issuing Bank would be entitled to authorize the automatic renewal of such Letter of Credit in accordance with this Section 3.02(e) upon the request of the Borrower but the Issuing Bank shall not have received any L/C Amendment Application from the Borrower with respect to such renewal or other written direction by the Borrower with respect thereto, the Issuing Bank shall nonetheless be permitted to allow such Letter of Credit to renew, and the Borrower and the Banks hereby authorize such renewal, and, accordingly, the Issuing Bank shall be deemed to have received an L/C Amendment Application from the Borrower requesting such renewal.

               (e) The Issuing Bank may, at its election (or as required by the Administrative Agent at the direction of the Majority Banks), deliver any notices of termination or other communications to any Letter of Credit beneficiary or transferee, and take any other action as necessary or appropriate, at any time and from time to time, in order to cause the expiry date of such Letter of Credit to be a date not later than the Maturity Date.

               (f) This Agreement shall control in the event of any conflict with any L/C-Related Document (other than any Letter of Credit).

               (g) The Issuing Bank will also deliver to the Administrative Agent, concurrently or promptly following its delivery of a Letter of Credit, or amendment to or renewal of a Letter of Credit, to an advising bank or a beneficiary, a true and complete copy of each such Letter of Credit or amendment to or renewal of a Letter of Credit. The Administrative Agent will promptly notify the Banks of its receipt of any such copy.

          3.03 Existing BofA Letters of Credit; Risk Participations, Drawings
               ----------------------------------------------------  --------
     and Reimbursements.  (a)  On and after the Closing Date, the Existing BofA
     ------------------
     Letters of Credit shall be deemed for all purposes, including for purposes of the fees to be collected pursuant to Sections 3.08(a) and 3.08(c), and reimbursement of costs and expenses to the extent provided herein, Letters of Credit outstanding under this Agreement and entitled to the benefits of this Agreement and the other Loan Documents, and shall be governed by the applications and agreements pertaining thereto and by this Agreement. Each Bank shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Issuing Bank on the Closing Date a participation in each such Letter of Credit and each drawing thereunder and a corresponding interest in all L/C Related Documents in an amount equal to the product of
     (i) such Bank's Pro Rata Share times (ii) the maximum amount available to be drawn under such Letter of Credit and the amount of such drawing, respectively. For purposes of Section 2.01, the Existing BofA Letters of Credit shall be deemed to utilize pro rata the Commitment of each Bank.

               (b) Immediately upon the Issuance of each Letter of Credit in addition to those described in Section 3.03(a), each

     Bank shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Issuing Bank a participation in such Letter of Credit and each drawing thereunder and a corresponding interest in all L/C Related Documents in an amount equal to the product of (i) the Pro Rata Share of such Bank, times (ii) the maximum amount available to be drawn under such Letter of Credit and the amount of such drawing, respectively. For purposes of Section 2.01, each Issuance of a Letter of Credit shall be deemed to utilize the Commitment of each Bank by an amount equal to the amount of such participation.

               (c) In the event of any request for a drawing under a Letter of Credit by the beneficiary or transferee thereof, the Issuing Bank will promptly notify the Borrower. The Borrower shall reimburse the Issuing Bank prior to 10:00 a.m. (San Francisco time), on each date that any amount is paid by the Issuing Bank under any Letter of Credit (each such date, an "Honor Date"), in an amount equal to the amount so paid by the Issuing
      ----------
     Bank. In the event the Borrower fails to reimburse the Issuing Bank for the full amount of any drawing under any Letter of Credit by 10:00 a.m. (San Francisco time) on the Honor Date, the Issuing Bank will promptly notify the Administrative Agent on the Honor Date and the Administrative Agent will promptly notify each Bank on the Honor Date thereof, and the Borrower shall be deemed to have requested that Base Rate Loans be made by the Banks to be disbursed on the Honor Date under such Letter of Credit, subject to the amount of the unutilized portion of the Revolving Commitment and subject to the conditions set forth in Section 5.02. Any notice given by the Issuing Bank or the Administrative Agent pursuant to this Section 3.03(c) may be oral if immediately confirmed in writing (including by facsimile); provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

               (d) Each Bank shall upon any notice pursuant to Section 3.03(c) make available to the Administrative Agent for the account of the relevant Issuing Bank an amount in Dollars and in immediately available funds equal to its Pro Rata Share of the amount of the drawing, whereupon the participating Banks shall (subject to Section 3.03(e)) each be deemed to have made a Loan consisting of a Base Rate Loan to the Borrower in that amount. If any Bank so notified fails to make available to the Administrative Agent for the account of the Issuing Bank the amount of such Bank's Pro Rata Share of the amount of the drawing by no later than 12:00 noon (San Francisco time) on the Honor Date, then interest shall accrue on such Bank's obligation to make such payment, from the Honor Date to the date such Bank makes such payment, at a rate per annum equal to the Federal Funds Rate in effect from time to time during such period. The Administrative Agent will promptly give notice of the occurrence of the Honor Date, but failure of the Administrative Agent to give any such notice on the Honor Date or in sufficient time to enable any Bank to effect such payment on such date shall not relieve such Bank from its obligations under this Section 3.03.

               (e) With respect to any unreimbursed drawing that is not converted into Loans consisting of Base Rate Loans to the Borrower in whole or in part, because of the Borrower's failure to satisfy the conditions set forth in Section 5.02 or for any other reason, the Borrower shall be deemed to have incurred from the Issuing Bank an L/C Borrowing in the amount of such drawing, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at a rate per annum equal to the Base Rate plus 2% per annum, and each Bank's payment to the Issuing Bank pursuant to Section 3.03(d) shall be deemed payment in respect of its participation in such L/C Borrowing and shall constitute an L/C Advance from such Bank in satisfaction of its participation obligation under this
     Section 3.03.

               (f) Each Bank's obligation in accordance with this Agreement to make the Loans or L/C Advances, as contemplated by this Section 3.03, as a result of a drawing under a Letter of Credit, shall be absolute and unconditional and without recourse to the Issuing Bank and shall not be affected by any circumstance, including (i) any set-off, counterclaim, recoupment, defense or other right which such Bank may have against the Issuing Bank, the Borrower or any other Person for any reason whatsoever;
     (ii) the occurrence or continuance of a Default, an Event of Default or a Material Adverse Effect; or (iii) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing; provided,
                                                                       --------
     however, that each Bank's obligation to make Loans under this Section 3.03
     -------
     is subject to the conditions set forth in Section 5.02.

          3.04 Repayment of Participations.  (a) Upon (and only upon) receipt
               ---------------------------
     by the Administrative Agent for the account of the Issuing Bank of immediately available funds from the Borrower (i) in reimbursement of any payment made by the Issuing Bank under the Letter of Credit with respect to which any Bank has paid the Administrative Agent for the account of the Issuing Bank for such Bank's participation in the Letter of Credit pursuant to Section 3.03 or (ii) in payment of interest thereon, the Administrative Agent will pay to each Bank, in the same funds as those received by the Administrative Agent for the account of the Issuing Bank, the amount of such Bank's Pro Rata Share of such funds, and the Issuing Bank shall receive the amount of the Pro Rata Share of such funds of any Bank that did not so pay the Administrative Agent for the account of the Issuing Bank.

               (b) If the Administrative Agent or the Issuing Bank is required at any time to return to the Borrower, or to a trustee, receiver, liquidator, custodian, or any official in any Insolvency Proceeding, any portion of the payments made by the Borrower to the Administrative Agent for the account of the Issuing Bank pursuant to Section 3.04(a) in reimbursement of a payment made under the Letter of Credit or interest or fee thereon, each Bank shall, on demand of the Administrative Agent, forthwith return to the Administrative Agent or the Issuing Bank the amount of its Pro Rata Share of any amounts so returned by the Administrative Agent or the Issuing Bank plus interest thereon from the date such demand is made to the date such amounts are returned by such Bank to the Administrative Agent or the Issuing Bank, at a rate per annum equal to the Federal Funds Rate in effect from time to time.

          3.05 Role of the Issuing Bank.  (a) Each Bank and the Borrower
               ------------------------
     agree that, in paying any drawing under a Letter of Credit, the Issuing Bank shall not have any responsibility to obtain any document (other than any sight draft and certificates expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document.

               (b) No Agent-Related Person nor any of the respective correspondents, participants or assignees of the Issuing Bank shall be liable to any Bank for: (i), any action taken or omitted in connection herewith at the request or with the approval of the Banks (including the Majority Banks, as applicable); (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any L/C-Related Document.

               (c) The Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided, however, that this assumption is not intended
                       --------  -------
     to, and shall not, preclude the Borrower's pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. No Agent-Related Person, nor any of the respective correspondents, participants or assignees of the Issuing Bank, shall be liable or responsible for any of the matters described in clauses
     (i) through (vii) of Section 3.06; provided, however, anything in such
                                        --------  -------
     clauses to the contrary notwithstanding, that the Borrower may have a claim against the Issuing Bank, and the Issuing Bank may be liable to the Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the Borrower which the Borrower proves were caused by the Issuing Bank's willful misconduct or gross negligence or the Issuing Bank's willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit. In furtherance and not in limitation of the foregoing: (i) the Issuing Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary; and (ii) the Issuing Bank shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

          3.06 Obligations Absolute.  The obligations of the Borrower under
               --------------------
     this Agreement and any L/C-Related Document to reimburse the Issuing Bank for a drawing under a Letter of Credit, and to repay any L/C Borrowing and any drawing under a Letter of Credit converted into Loans, shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this

     Agreement and each such other L/C-Related Document under all circumstances, including the following:

               (i) any lack of validity or enforceability of this Agreement or any L/C-Related Document;

               (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the obligations of the Borrower in respect of any Letter of Credit or any other amendment or waiver of or any consent to departure from all or any of the L/C-Related Documents;

               (iii) the existence of any claim, set-off, defense or other right that the Borrower may have at any time against any beneficiary or any transferee of any Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the Issuing Bank or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by the L/C-Related Documents or any unrelated transaction;

               (iv) any draft, demand, certificate or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Letter of Credit;

               (v) any payment by the Issuing Bank under any Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of any Letter of Credit; or any payment made by the Issuing Bank under any Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of any Letter of Credit, including any arising in connection with any Insolvency Proceeding;

               (vi) any exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any other guarantee, for all or any of the obligations of the Borrower in respect of any Letter of Credit; or

               (vii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Borrower or a guarantor.

     3.07 Cash Collateral Pledge.  Upon (i) the request of the Administrative
          ----------------------
Agent, (A) if the Issuing Bank has honored any full or partial drawing request on any Letter of Credit and such drawing has resulted in an L/C Borrowing hereunder, or (B) if, as of the Maturity Date, any Letters of Credit may for any reason remain outstanding and partially or wholly undrawn, or

               (ii)  the occurrence of the circumstances described in Section
     2.07 requiring the Borrower to Cash Collateralize Letters of Credit, then, the Borrower shall immediately Cash Collateralize the L/C Obligations in an amount equal to the L/C Obligations.

     3.08 Letter of Credit Fees.  (a) The Borrower shall pay to the
          ---------------------
Administrative Agent for the account of each of the Banks a letter of credit fee with respect to the Letters of Credit equal to the Applicable Amount for Letters of Credit on the average daily maximum amount available to be drawn of the outstanding standby Letters of Credit, computed on a quarterly basis in arrears on the last Business Day of each calendar quarter based upon Letters of Credit outstanding for that quarter as calculated by the Administrative Agent. Such letter of credit fees shall be due and payable quarterly in arrears on the last Business Day of each calendar quarter during which Letter's of Credit are outstanding, commencing on the first such quarterly date to occur after the Closing Date, through the Maturity Date (or such later date upon which the outstanding Letters of Credit shall expire), with the final payment to be made on the Maturity Date (or such later expiration date).

          (b) The Borrower shall pay to the Issuing Bank a letter of credit fronting fee for each Letter of Credit Issued by the Issuing Bank equal to 0.125% of the face amount (or increased face amount, as the case may be) of such Letter of Credit. Such

Letter of Credit fronting fee shall be due and payable on each date of Issuance of a Letter of Credit.

          (c) The Borrower shall pay to the Issuing Bank from time to time on demand the normal issuance, presentation, amendment and other processing fees, and other standard costs and charges, of the Issuing Bank relating to letters of credit as from time to time in effect.

          (d) Notwithstanding Section (a) of this Section, while any Event of Default exists or after acceleration, the Borrower shall pay Letter of Credit fees on the Effective Amount of all outstanding Letters of Credit (after as well as before entry of judgment thereon to the extent permitted by law) at a rate per annum which is determined by adding 2% per annum to the Applicable Amount then in effect therefor.

     3.09  Uniform Customs and Practice.  The Uniform Customs and Practice for
           ----------------------------
Documentary Credits as published by the International Chamber of Commerce most recently at the time of issuance of any Letter of Credit shall (unless otherwise expressly provided in the Letters of Credit) apply to the Letters of Credit.


                                   SECTION 4

                     TAXES, YIELD PROTECTION AND ILLEGALITY
                     --------------------------------------

     4.01  Taxes.  (a)  Any and all payments by the Borrower to each Bank or
           -----
the Administrative Agent under this Agreement and any other Loan Document shall be made free and clear of, and without deduction or withholding for, any Taxes. In addition, the Borrower shall pay all Other Taxes.

           (b) If the Borrower shall be required by law to deduct or withhold any Taxes, Other Taxes or Further Taxes from or in respect of any sum payable hereunder to any Bank or the Administrative Agent, then:

               (i) the sum payable shall be increased as necessary so that, after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this Section), such Bank or the Administrative Agent, as the case may be, receives and retains an amount equal to the sum it would have received and retained had no such deductions or withholdings been made;

               (ii)  the Borrower shall make such deductions and withholdings;

               (iii) the Borrower shall pay the full amount deducted or withheld to the relevant taxing authority or other authority in accordance with applicable law; and

               (iv) the Borrower shall also pay to each Bank or the Administrative Agent for the account of such Bank, at the time interest is paid, Further Taxes in the amount that the respective Bank specifies as necessary to preserve the after-tax yield the Bank would have received if such Taxes, Other Taxes or Further Taxes had not been imposed.

           (c) The Borrower agrees to indemnify and hold harmless each Bank and the Administrative Agent for the full amount of i) Taxes, ii) Other Taxes, and
iii) Further Taxes in the amount that the respective Bank specifies as necessary to preserve the after-tax yield the Bank would have received if such Taxes, Other Taxes or Further Taxes had not been imposed, and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, whether or not such Taxes, Other Taxes or Further Taxes were correctly or legally asserted. Payment under this indemnification shall be made within 30 days after the date the Bank or the Administrative Agent makes written demand therefor.

           (d) Within 30 days after the date of any payment by the Borrower of Taxes, Other Taxes or Further Taxes, the Borrower shall furnish to each Bank or the Administrative Agent the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment satisfactory to such Bank or the Administrative Agent.

           (e) If the Borrower is required to pay any amount to any Bank or the Administrative Agent pursuant to Section (b) or (c) of this Section, then such Bank shall use reasonable efforts

(consistent with legal and regulatory restrictions) to change the jurisdiction of its Lending Office so as to eliminate any such additional payment by the Borrower which may thereafter accrue, if such change in the sole judgment of such Bank is not otherwise disadvantageous to such Bank.

     4.02  Illegality.  (a)  If any Bank determines that the introduction of
           ----------
any Requirement of Law, or any change in any Requirement of Law, or in the interpretation or administration of any Requirement of Law, has made it unlawful, or that any central bank or other Governmental Authority has asserted that it is unlawful, for any Bank or its applicable Lending Office to make Offshore Rate Loans, then, on notice thereof by the Bank to the Borrower through the Administrative Agent, any obligation of that Bank to make Offshore Rate Loans shall be suspended until the Bank notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist.

           (b) If a Bank determines that it is unlawful to maintain any Offshore Rate Loan, the Borrower shall, upon its receipt of notice of such fact and demand from such Bank (with a copy to the Administrative Agent), prepay in full such Offshore Rate Loans of that Bank then outstanding, together with interest accrued thereon and amounts required under Section 4.04, either on the last day of the Interest Period thereof, if the Bank may lawfully continue to maintain such Offshore Rate Loans to such day, or immediately, if the Bank may not lawfully continue to maintain such Offshore Rate Loan. If the Borrower is required to so prepay any Offshore Rate Loan, then concurrently with such prepayment, the Borrower shall borrow from the affected Bank, in the amount of such repayment, a Base Rate Loan.

     4.03  Increased Costs and Reduction of Return.  (a)  If any Bank
           ---------------------------------------
determines that, due to either (i) the introduction of or any change (other than any change by way of imposition of or increase in reserve requirements included in the calculation of the CD Rate or the Offshore Rate or in respect of the assessment rate payable by any Bank to the FDIC for insuring U.S. deposits) in or in the interpretation of any law or regulation or (ii) the compliance by that Bank with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), there shall be any increase in the cost to such Bank of agreeing to make or making, funding or maintaining any Offshore Rate Loans or CD Rate Loans or participating in Letters of Credit, or, in the case of the Issuing Bank, any increase in the cost to the Issuing Bank of agreeing to issue, issuing or maintaining any Letter of Credit or of agreeing to make or making, funding or maintaining any unpaid drawing under any Letter of Credit, then the Borrower shall be liable for, and shall from time to time, upon demand (with a copy of such demand to be sent to the Administrative Agent), pay to the Administrative Agent for the account of such Bank, additional amounts as are sufficient to compensate such Bank for such increased costs.

           (b) If any Bank shall have determined that (i) the introduction of any Capital Adequacy Regulation, (ii) any change in any Capital Adequacy Regulation, (iii) any change in the interpretation or administration of any Capital Adequacy Regulation by any central bank or other Governmental Authority charged with the interpretation or administration thereof, or (iv) compliance by the Bank (or its Lending Office) or any corporation controlling the Bank with any Capital Adequacy Regulation, affects or would affect the amount of capital required or expected to be maintained by the Bank or any corporation controlling the Bank and (taking into consideration such Bank's or such corporation's policies with respect to capital adequacy and such Bank's desired return on capital) determines that the amount of such capital is increased as a consequence of its Commitments, loans, credits or obligations under this Agreement, then, upon demand of such Bank to the Borrower through the Administrative Agent, the Borrower shall pay to the Bank, from time to time as specified by the Bank, additional amounts sufficient to compensate the Bank for such increase.

     4.04  Funding Losses.  The Borrower shall reimburse each Bank and hold
           --------------
each Bank harmless from any loss or expense which the Bank may sustain or incur as a consequence of: (a) the failure of the Borrower to make on a timely basis any payment of principal of any Offshore Rate Loan or CD Rate Loan; (b) the failure of the Borrower to borrow, continue or convert a Loan after the Borrower has given (or is deemed to have given) a Notice of Borrowing or a Notice of Conversion/Continuation; (c) the failure of the Borrower to make any prepayment in accordance with any notice delivered under Section 2.06; (d) the prepayment (including pursuant to Section 2.07) or other payment (including after acceleration thereof) of an Offshore Rate Loan or a CD Rate Loan on a day that is not the last day of the relevant Interest Period; or (e) the automatic conversion under Section 2.04 of any Offshore Rate Loan or CD Rate Loan to a Base Rate Loan on a day that is not the last day of the relevant Interest Period; including any such loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain its Offshore Rate Loans or CD Rate Loans or from fees payable to terminate the deposits from which such funds were obtained. For purposes of calculating amounts payable by the Borrower to the Banks under this Section and under Section 4.03(a), (i) each Offshore Rate Loan made by a Bank (and each related reserve, special deposit or similar requirement) shall be conclusively deemed to have been funded at the IBOR used in determining the Offshore Rate for such Offshore Rate Loan by a matching deposit or other borrowing in the interbank eurodollar market for a comparable amount and for a comparable period, whether or not such Offshore Rate Loan is in fact so funded, and (ii) each CD Rate Loan made by a Bank (and each related reserve, special deposit or similar requirement) shall be conclusively deemed to have been funded at the Certificate of Deposit Rate used in determining the CD Rate for such CD Rate Loan by the issuance of its certificate of deposit in a comparable amount and for a comparable period, whether or not such CD Rate Loan is in fact so funded.

     4.05  Inability to Determine Rates.  If the Majority Banks determine that
           ----------------------------
for any reason adequate and reasonable means do not exist for determining the Offshore Rate or the CD Rate for any requested Interest Period with respect to a proposed Offshore Rate Loan or CD Rate Loan, or that the Offshore Rate or the CD Rate applicable pursuant to Section 2.09(a) for any requested Interest Period with respect to a proposed Offshore Rate Loan or CD Rate Loan does not adequately and fairly reflect the cost to such Banks of funding such Loan, the Administrative Agent will promptly so notify the Borrower and each Bank. Thereafter, the obligation of the Banks to make or maintain CD Rate Loans or Offshore Rate Loans, as the case may be, hereunder shall be suspended until the Administrative Agent upon the instruction of the Majority Banks revokes such notice in writing. Upon receipt of such notice, the Borrower may revoke any Notice of Borrowing or Notice of Conversion/Continuation then submitted by it. If the Borrower does not revoke such Notice, the Banks shall make, convert or continue the Loans, as proposed by the Borrower, in the amount specified in the applicable notice submitted by the Borrower, but such Loans shall be made, converted or continued as Base Rate Loans instead of CD Rate Loans or Offshore Rate Loans, as the case may be.

     4.06  Survival.  The agreements and obligations of the Borrower in this
           --------
Section 4 shall survive the payment of all other Obligations.


                                   SECTION 5

                              CONDITIONS PRECEDENT
                              --------------------

     5.01  Conditions of Initial Credit Extension.  The obligation of each Bank
           --------------------------------------
to make its initial extension of credit hereunder is subject to the condition that the Administrative Agent shall have received on or before the Closing Date all of the following, in form and substance satisfactory to the Administrative Agent and each Bank, and in sufficient copies for the Administrative Agent and each Bank:

           (a) Credit Agreement and Notes.  This Agreement and any Notes
               --------------------------
executed by each party thereto;

           (b) Resolutions; Incumbency.  (i)  Copies of the resolutions of the
               -----------------------
board of directors of the Borrower authorizing the transactions contemplated hereby, certified as of the Closing Date by the Secretary of the Borrower; and
(ii) a certificate of the Secretary of the Borrower certifying the names and true signatures of the officers of the Borrower authorized to execute, deliver and perform, as applicable, this Agreement, and all other Loan Documents to be delivered by it hereunder;

           (c) Organization Documents; Good Standing.  Each of the following
               -------------------------------------
documents: (i) the articles or certificate of incorporation and the bylaws of the Borrower as in effect on the Closing Date, certified by the Secretary of the Borrower as of the Closing Date; and (ii) a good standing and tax good standing certificate for the Borrower from the Secretary of State (or similar, applicable Governmental Authority) of its state of incorporation and each state where the Borrower is qualified to do business as a foreign corporation as of a recent date, together with a bring-down certificate by facsimile, dated the Closing Date;

           (d) Collateral Documents.  Amendments to the Collateral Documents,
               --------------------
duly executed, acknowledged, delivered, recorded, re-recorded, filed, re-filed, registered and re-registered, and any and all such further acts, deeds, conveyances, security agreements, financing statements and continuations thereof, termination statements, notices of assignment, transfers, certificates, assurances and other instruments as the Collateral Agent may reasonably require in order to reflect this Agreement and, in connection therewith, to (i) perfect and maintain the validity, effectiveness and priority of any of the Collateral Documents and the Liens intended to be created thereby, and (ii) to better assure, convey, grant, assign, transfer, preserve, protect and confirm to the Collateral Agent the rights intended to be granted to the Collateral Agent for the benefit of the Secured Parties under the Collateral Documents or under any other document executed in connection therewith.

           (e) Legal Opinion.  A favorable opinion of counsel to the Borrower,
               -------------
addressed to the Administrative Agent and the Banks, with respect to such legal matters relating hereto as any Bank may request;

           (f) Payment of Fees.  Evidence of payment by the Borrower of all
               ----------------
accrued and unpaid fees, costs and expenses to the extent then due and payable on the Closing Date, together with Attorney Costs of the Administrative Agent to the extent invoiced prior to or on the Closing Date, plus such additional amounts of Attorney Costs as shall constitute the Administrative Agent's reasonable estimate of Attorney Costs incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude final settling of accounts between the Borrower and the Administrative Agent); including any such costs, fees and expenses arising under or referenced in Sections 2.10 and 11.04;

           (g) Certificate.  A certificate signed by a Responsible Officer,
               -----------
dated as of the Closing Date: (i) stating that the representations and warranties contained in Section 6 are true and correct on and as of such date, as though made on and as of such date; (ii) stating that no Default or Event of Default exists or would result from the execution and delivery of this Agreement; (iii) stating that there has occurred since December 31, 1995, no event or circumstance that has resulted or could reasonably be expected to result in a Material Adverse Effect, and (iv) setting forth the Fixed Charge Coverage Ratio as of the end of the most recent fiscal quarter of the Borrower, and the calculations in connection therewith in the form of Section III on Schedule 2 to the Compliance Certificate, for purposes of determining the Applicable Amount; and

           (h) Subordination Agreements.  The Subordination Agreements duly
               ------------------------
executed by R.D. Colburn and the R.D. Colburn School of Performing Arts.

           (i) Other Documents.  Such other approvals, opinions, documents or
               ---------------
materials as the Administrative Agent or any Bank may request.

     5.02  Conditions to All Credit Extensions.  The obligation of each Bank to
           -----------------------------------
make any Loan to be made by it (including its initial Loan) or to continue or convert any Loan under Section 2.04 and the obligation of the Issuing Bank to Issue any Letter of Credit (including the initial Letter of Credit) is subject to the satisfaction of the following conditions precedent on the relevant Borrowing Date, Conversion/Continuation Date or Issuance Date:

           (a) Notice, Application.  The Administrative Agent shall have
               -------------------
received (with, in the case of the initial Loan only, a copy for each Bank) a Notice of Borrowing or a Notice of Conversion/Continuation, as applicable or in the case of any Issuance of any Letter of Credit, the Issuing Bank and the Administrative Agent shall have received an L/C Application or L/C Amendment Application, as required under Section 3.02;

           (b) Continuation of Representations and Warranties.  The
               ----------------------------------------------
representations and warranties in Section 6 shall be true and correct on and as of such Borrowing Date or Conversion/ Continuation Date or Issuance Date with the same effect as if made on and as of such Borrowing Date or Conversion/Continuation

Date or Issuance Date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date); and

           (c) No Existing Default.  No Default or Event of Default shall exist
               -------------------
or shall result from such Borrowing or continuation or conversion or Issuance.

Each Notice of Borrowing, Notice of Conversion/Continuation and L/C Application or L/C Amendment Application submitted by the Borrower hereunder shall constitute a representation and warranty by the Borrower hereunder, as of the date of each such notice and as of each Borrowing Date, Conversion/Continuation Date, or Issuance Date, as applicable, that the conditions in this Section 5.02 are satisfied.


                                   SECTION 6

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

     The Borrower represents and warrants to the Administrative Agent, the Collateral Agent and each Bank that:

     6.01  Corporate Existence and Power.  Each of the Borrower and its
           -----------------------------
Subsidiaries: (a) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation; (b) has the power and authority and all governmental licenses, authorizations, consents and approvals to own its assets, carry on its business and to execute, deliver, and perform its obligations under the Loan Documents; (c) is duly qualified as a foreign corporation and is licensed and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification or license; and (d) is in compliance with all Requirements of Law.

     6.02  Corporate Authorization; No Contravention.  The execution, delivery
           -----------------------------------------
and performance by the Borrower of this Agreement and each other Loan Document to which the Borrower is party, have been duly authorized by all necessary corporate action, and do not and will not: (a) contravene the terms of any of the Borrower's Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, any document evidencing any Contractual Obligation to which the Borrower is a party or any order, injunction, writ or decree of any Governmental Authority to which the Borrower or its property is subject; or (c) violate any Requirement of Law.

     6.03  Governmental Authorization.  No approval, consent, exemption,
           --------------------------
authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Borrower or any of its Subsidiaries of the Agreement or any other Loan Document.

     6.04  Binding Effect.  This Agreement and each other Loan Document to
           --------------
which the Borrower is a party constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

     6.05  Litigation.  There are no actions, suits, proceedings, claims or
           ----------
disputes pending, or to the best knowledge of the Borrower, threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, against the Borrower, or its Subsidiaries or any of their respective properties which: (a) purport to affect or pertain to this Agreement or any other Loan Document, or any of the transactions contemplated hereby or thereby; or (b) if determined adversely to the Borrower or its Subsidiaries, would reasonably be expected to have a Material Adverse Effect. No injunction, writ, temporary restraining order or any order of any nature has been issued by any court or other Governmental Authority purporting to enjoin or restrain the execution, delivery or performance of this Agreement or any other Loan Document, or directing that the transactions provided for herein or therein not be consummated as herein or therein provided.

     6.06  No Default.  No Default or Event of Default exists or would result
           ----------
from the incurring of any Obligations by the Borrower. As of the Closing Date, neither the Borrower nor any Subsidiary is in default under or with respect to any Contractual

Obligation in any respect which, individually or together with all such defaults, could reasonably be expected to have a Material Adverse Effect, or that would, if such default had occurred after the Closing Date, create an Event of Default under Section 9.01(e).

     6.07  ERISA Compliance .  (a)  Each Plan is in compliance in all material
           ----------------
respects with the applicable provisions of ERISA, the Code and other federal or state law. Each Plan which is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the Internal Revenue Service, and any Governmental Authority succeeding to any of its principal functions under the Code, and to the best knowledge of the Borrower, nothing has occurred which would cause the loss of such qualification. The Borrower and each ERISA Affiliate has made all required contributions to any Plan subject to
Section 412 of the Code, and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code has been made with respect to any Plan.

          (b) There are no pending or, to the best knowledge of Borrower, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect.

          (c) (i) No ERISA Event has occurred or is reasonably expected to occur; (ii) no Pension Plan has any Unfunded Pension Liability; (iii) neither the Borrower nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (iv) neither the Borrower nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under
Section 4201 or 4243 of ERISA with respect to a Multiemployer Plan; and (v) neither the Borrower nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or 4212(c) of ERISA.

     6.08  Use of Proceeds; Margin Regulations.  The proceeds of the Loans are
           -----------------------------------
to be used solely for the purposes set forth in and permitted by Section 7.12 and Section 8.07. Neither the Borrower nor any Subsidiary is generally engaged in the business of purchasing or selling Margin Stock or extending credit for the purpose of purchasing or carrying Margin Stock.

     6.09  Title to Properties.  The Borrower and each Subsidiary have good
           -------------------
record and marketable title in fee simple to, or valid leasehold interests in, all real property necessary or used in the ordinary conduct of their respective businesses, except for such defects in title as could not, individually or in the aggregate, have a Material Adverse Effect. As of the Closing Date, the property of the Borrower and its Subsidiaries is subject to no Liens, other than Permitted Liens.

     6.10  Taxes.  The Borrower and its Subsidiaries have filed all Federal and
           -----
other material tax returns and reports required to be filed, and have paid all Federal and other material taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings and for which adequate reserves have been provided in accordance with GAAP. There is no proposed tax assessment against the Borrower or any Subsidiary that would, if made, have a Material Adverse Effect.

     6.11  Financial Condition.  The audited consolidated financial statements
           -------------------
of the Borrower and its Subsidiaries dated December 31, 1995, and the related consolidated statements of income or operations, shareholders' equity and cash flows for the fiscal year ended on that date: (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; (ii) fairly present the financial condition of the Borrower and its Subsidiaries as of the date thereof and results of operations for the period covered thereby; and (iii) show all material indebtedness and other liabilities, direct or contingent, of the Borrower and its consolidated Subsidiaries as of the date thereof, including liabilities for taxes, material commitments and Contingent Obligations. Since December 31, 1995, there has been no Material Adverse Effect.

     6.12  Environmental Matters.  The Borrower conducts in the ordinary course
           ---------------------
of business a review of the effect of existing Environmental Laws and existing Environmental Claims on its business, operations and properties, and as a result thereof the Borrower has reasonably concluded that, such Environmental Laws and Environmental Claims could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

     6.13  Regulated Entities.  None of the Borrower, any Person controlling
           ------------------
the Borrower, or any Subsidiary, is an "Investment Company" within the meaning of the Investment Borrower Act of 1940. The Borrower is not subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, any state public utilities code, or any other Federal or state statute or regulation limiting its ability to incur Indebtedness.

     6.14  No Burdensome Restrictions.  Neither the Borrower nor any Subsidiary
           --------------------------
is a party to or bound by any Contractual Obligation, or subject to any restriction in any organization Document, or any Requirement of Law, which could reasonably be expected to have a Material Adverse Effect.

     6.15  Copyrights, Patents, Trademarks and Licenses, etc.   The Borrower or
           --------------------------------------------------
its Subsidiaries own or are licensed or otherwise have the right to use all of the patents, trademarks, service marks, trade names, copyrights, contractual franchises, authorizations and other rights that are reasonably necessary for the operation of their respective businesses, without conflict with the rights of any other Person. To the best knowledge of the Borrower, no slogan or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by the Borrower or any Subsidiary infringes upon any rights held by any other Person. No claim or litigation regarding any of the foregoing is pending or threatened, and no patent, invention, device, application, principle or any statute, law, rule, regulation, standard or code is pending or, to the knowledge of the Borrower, proposed, which, in either case, could reasonably be expected to have a Material Adverse Effect.

     6.16  Subsidiaries.  As of the Closing Date, the Borrower has no
           ------------
Subsidiaries other than those specifically disclosed in part (a) of Schedule
                                                                    --------
6.16 hereto and has no equity investments in any other corporation or entity
----
other than those specifically disclosed in part (b) of Schedule 6.16.
                                                       -------------

     6.17  Insurance.  The properties of the Borrower and its Subsidiaries are
           ---------
insured with financially sound and reputable insurance companies not Affiliates of the Borrower, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the Borrower or such Subsidiary operates.

     6.18  Collateral Documents.  The provisions of each of the Collateral
           --------------------
Documents are effective to create in favor of the Collateral Agent a legal, valid and enforceable first priority security interest in all right, title and interest of the Borrower in the Collateral described therein. All representations and warranties of the Borrower contained in the Collateral Documents are true and correct.

     6.19  Full Disclosure.  None of the representations or warranties made by
           ---------------
the Borrower or any Subsidiary in the Loan Documents as of the date such representations and warranties are made or deemed made, and none of the statements contained in any exhibit, report, statement or certificate furnished by or on behalf of the Borrower or any Subsidiary in connection with the Loan Documents (including the offering and disclosure materials delivered by or on behalf of the Borrower to the Banks prior to the Closing Date), contains any untrue statement of a material fact or omits any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading as of the time when made or delivered.


                                   SECTION 7

                             AFFIRMATIVE COVENANTS
                             ---------------------

     So long as any Bank shall have any Commitment hereunder, or any Loan or other Obligation shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding, unless the Majority Banks waive compliance in writing:

     7.01  Financial Statements.  The Borrower shall deliver to the
           --------------------
Administrative Agent, in form and detail satisfactory to the Administrative Agent and the Majority Banks, with sufficient copies for each Bank:

          (a) as soon as available, but not later than 90 days after the end of each fiscal year, a copy of the audited consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such year and the related consolidated statements of income or operations, shareholders, equity and cash flows for such year, setting forth in each case in comparative form the figures for the previous fiscal year, and accompanied by the opinion of Price Waterhouse or another nationally-recognized independent public accounting firm ("Independent Auditor") which report shall state that such consolidated
  -------------------
financial statements present fairly the financial position for the periods indicated in conformity with GAAP applied on a basis consistent with prior years. Such opinion shall not be qualified or limited because of a restricted or limited examination by the Independent Auditor of any material portion of the Borrower's or any Subsidiary's records;

          (b) as soon as available, but not later than 45 days after the end of each of the first three fiscal quarters of each fiscal year, a copy of the unaudited consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such quarter and the related consolidated statements of income, shareholders' equity and cash flows, for the period commencing on the first day and ending on the last day of such quarter, and certified by a Responsible Officer as fairly presenting, in accordance with GAAP (subject to ordinary, good faith year-end audit adjustments), the financial position and the results of operations of the Borrower and the Subsidiaries; and

     7.02  Certificates; Other Information.  The Borrower shall furnish to the
           -------------------------------
Administrative Agent, with sufficient copies for each Bank:

          (a) concurrently with the delivery of the financial statements referred to in Section 7.01(a), a certificate of the

Independent Auditor stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default, except as specified in such certificate;

          (b) concurrently with the delivery of the financial statements referred to in Sections 7.01(a) and (b), a Compliance Certificate executed by a Responsible Officer; and

          (c) promptly, such additional information regarding the business, financial or corporate affairs of the Borrower or any Subsidiary as any Bank may from time to time request.

     7.03  Notices.  The Borrower shall promptly notify the Administrative
           -------
Agent and each Bank:

          (a) of the occurrence of any Default or Event of Default, and of the occurrence or existence of any event or circumstance that foreseeably will become a Default or Event of Default;

          (b) of any matter that has resulted or may result in a Material Adverse Effect, including (i) breach or non-performance of, or any default under, a Contractual Obligation of the Borrower or any Subsidiary; (ii) any dispute, litigation, investigation, proceeding or suspension between the Borrower or any Subsidiary and any Governmental Authority; or (iii) the commencement of, or any material development in, any litigation or proceeding affecting the Borrower or any Subsidiary; including pursuant to any applicable Environmental Laws;

          (c) of the occurrence of any of the following events affecting the Borrower or any ERISA Affiliate (but in no event more than 10 days after such event), and deliver to the Administrative Agent a copy of any notice with respect to such event that is filed with a Governmental Authority and any notice delivered by a Governmental Authority to the Borrower or any ERISA Affiliate with respect to such event: (i) an ERISA Event; (ii) a material increase in the Unfunded Pension Liability of any Pension Plan; (iii) the adoption, of, or the commencement of contributions to, any Plan subject to Section 412 of the Code by the Borrower or any ERISA Affiliate; or (iv) the adoption of any amendment to a Plan subject to Section 412 of the Code, if such amendment results in a material increase in contributions or Unfunded Pension Liability; and

          (d) of any material change in accounting policies or financial reporting practices by the Borrower or any of its consolidated Subsidiaries.

          Each notice under this Section shall be accompanied by a written statement by a Responsible Officer setting forth details of the occurrence referred to therein, and stating what action the Borrower or any affected Subsidiary proposes to take with respect thereto and at what time. Each notice under Section 7.03(a) shall describe with particularity any and all clauses or provisions of this Agreement or other Loan Document that have been (or foreseeably will be) breached or violated.

     7.04  Preservation of Corporate Existence, Etc.   The Borrower shall, and
           -----------------------------------------
shall cause each Subsidiary to: (a) preserve and maintain in full force and effect its corporate existence and good standing under the laws of its state or jurisdiction of incorporation; (b) preserve and maintain in full force and effect all governmental rights, privileges, qualifications, permits, licenses and franchises necessary or desirable in the normal conduct of its business; (c) use reasonable efforts, in the ordinary course of business, to preserve its business organization and goodwill; and (d) preserve or renew all of its registered patents, trademarks, trade names and service marks, the non-preservation of which could reasonably be expected to have a Material Adverse Effect.

     7.05  Maintenance of Property.  The Borrower shall maintain, and shall
           -----------------------
cause each Subsidiary to maintain, and preserve all its property which is used or useful in its business in good working order and condition, ordinary wear and tear excepted and make all necessary repairs thereto and renewals and replacements thereof except where the failure to do so could not reasonably be expected to have a Material Adverse Effect. The Borrower and each Subsidiary shall use the standard of care typical in the industry in the operation and maintenance of its facilities.

     7.06  Insurance.  The Borrower shall maintain, and shall cause each
           ---------
Subsidiary to maintain, with financially sound and reputable independent insurers, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts as are customarily carried under similar circumstances by such other Persons.

     7.07  Payment of Obligations.  The Borrower shall, and shall cause each
           ----------------------
Subsidiary to, pay and discharge as the same shall become due and payable, all their respective obligations and liabilities, including: (a) all tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, unless the same are being contested in good faith by appropriate proceedings and adequate reserves in accordance with GAAP are being maintained by the Borrower or such Subsidiary; (b) all lawful claims which, if unpaid, would by law become a Lien upon its property; and (c) all indebtedness, as and when due and payable, but subject to any subordination provisions contained in any instrument or agreement evidencing such Indebtedness.

     7.08  Compliance with Laws.  The Borrower shall comply, and shall cause
           --------------------
each Subsidiary to comply, in all material respects with all Requirements of Law of any Governmental Authority having jurisdiction over it or its business (including the Federal Fair Labor Standards Act), except such as may be contested in good faith or as to which a bona fide dispute may exist.

     7.09  Compliance with ERISA.  The Borrower shall, and shall cause each of
           ---------------------
its ERISA Affiliates to: (a) maintain each Plan in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state law; (b) cause each Plan which is qualified under Section 401(a) of the Code to maintain such qualification; and (c) make all required contributions to any Plan subject to Section 412 of the Code.

     7.10  Inspection of Property and Books and Records.  The Borrower shall
           --------------------------------------------
maintain and shall cause each Subsidiary to maintain proper books of record and account, in which full, true and correct entries in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving the assets and business of the Borrower and such Subsidiary. The Borrower shall permit, and shall cause each Subsidiary to permit, representatives and independent contractors of the Administrative

Agent to visit and inspect any of their respective properties, to examine their respective corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss their respective affairs, finances and accounts with their respective directors, officers, and independent public accountants, all at the expense of the Borrower and at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Borrower; provided, however, when an Event of
                                           --------  -------
Default exists the Administrative Agent may do any of the foregoing at the expense of the Borrower at any time during normal business hours and without advance notice.

     7.11  Environmental Laws.  The Borrower shall, and shall cause each
           ------------------
Subsidiary to, conduct its operations and keep and maintain its property in compliance with all Environmental Laws.

     7.12  Use of Proceeds.  The Borrower shall use the proceeds of the Loans
           ---------------
for working capital and other general corporate purposes, including acquisitions permitted hereunder, not in contravention of any Requirement of Law or of any Loan Document.

     7.13  Collateral.  Promptly upon request by the Collateral Agent, the
           ----------
Borrower shall do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register, any and all such further acts, deeds, conveyances, security agreements, financing statements and continuations thereof, termination statements, notices of assignment, transfers, certificates, assurances and other instruments as the Collateral Agent may reasonably require from time to time in order (i) to carry out more effectively the purposes of this Agreement or any other Loan Document, (ii) to subject to the Liens created by any of the Collateral Documents any of the properties, rights or interests covered by any of the Collateral Documents, (iii) to perfect and maintain the validity, effectiveness and priority of any of the Collateral Documents and the Liens intended to be created thereby, and (iv) to better assure, convey, grant, assign, transfer, preserve, protect and confirm to the Secured Parties the rights granted or now or hereafter intended to be granted to the Secured Parties under the Collateral Documents or under any other document executed in connection therewith.

                                   SECTION 8

                               NEGATIVE COVENANTS
                               ------------------

     So long as any Bank shall have any Commitment hereunder, or any Loan or other Obligation shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding, unless the Majority Banks waive compliance in writing:

     8.01  Limitation on Liens.  The Borrower shall not directly or indirectly,
           -------------------
make, create, incur, assume or suffer to exist any Lien upon or with respect to any part of its property, whether now owned or hereafter acquired, other than the following on other than the Collateral ("Permitted Liens"):
                                             ---------------

          (a) any Lien created under any Loan Document;

          (b) Liens for taxes, fees, assessments or other governmental charges which are not delinquent or remain payable without penalty, or to the extent that non-payment thereof is permitted by Section 7.07, provided that no notice of lien has been filed or recorded under the Code;

          (c) carriers', warehousemen's, mechanics', landlords', materialmen's, repairmen's or other similar Liens arising in the ordinary course of business which are not delinquent or remain payable without penalty;

          (d) Liens (other than any Lien imposed by ERISA) consisting of pledges or deposits required in the ordinary course of business in connection with workers, compensation, unemployment insurance and other social security legislation;

          (e) Liens on the property of the Borrower securing (i) the non-delinquent performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, (ii) contingent obligations on surety and appeal bonds, and (iii) other, non-delinquent obligations of a like nature; in each case, incurred in the ordinary course of business, provided all such Liens in the aggregate would not (even if enforced) cause a Material Adverse Effect;

          (f) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount, and which do not in any case materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the businesses of the Borrower;

          (g) Liens arising solely by virtue of any statutory or common law provision relating to banker's liens, rights of setoff or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution; provided that (i) such deposit account is not a
                        --------
dedicated cash collateral account and is not subject to restrictions against access by the Borrower in excess of those set forth by regulations promulgated by the FRB, and (ii) such deposit account is not intended by the Borrower to provide collateral to the depository institution;

          (h) Liens to secure Indebtedness permitted by Section 8.05(g); and

          (i) Purchase money security interests hereafter acquired when the security interest does not extend beyond the property purchased and the aggregate amount of liabilities secured thereby do not exceed, at any time, $20,000,000.

     8.02  Disposition of Assets.  The, Borrower shall not, and shall not
           ---------------------
suffer or permit any Subsidiary to, directly or indirectly, sell, assign, lease, convey, transfer or otherwise dispose of (whether in one or a series of transactions) any property (including accounts and notes receivable, with or without recourse) or enter into any agreement to do any of the foregoing, except:

          (a) dispositions of inventory, or used, worn-out or surplus equipment, all in the ordinary course of business;

          (b) the sale of equipment to the extent that such equipment is exchanged for credit against the purchase price of similar replacement equipment, or the proceeds of such sale are reasonably promptly applied to the purchase price of such replacement equipment; and

          (c) dispositions not otherwise permitted hereunder which are made for fair market value, provided such dispositions, taken as a whole, do not
                   --------
represent a substantial amount of the Consolidated Total Assets.

     8.03  Consolidations and Mergers.  The Borrower shall not, and shall not
           --------------------------
suffer or permit any Subsidiary to, merge, consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, except:

          (a) any Subsidiary may merge with the Borrower, provided that the Borrower shall be the continuing or surviving corporation, or with any one or more Subsidiaries, provided that if any transaction shall be between a Subsidiary and a Wholly-Owned Subsidiary, the Wholly-Owned Subsidiary shall be the continuing or surviving corporation; and

          (b) any Subsidiary may sell all or substantially all of its assets (upon voluntary liquidation or otherwise), to the Borrower or another Wholly-Owned Subsidiary.

     8.04  Loans and Investments.  The Borrower shall not purchase or acquire,
           ---------------------
or suffer or permit any Subsidiary to purchase or acquire, or make any commitment therefor, any capital stock, equity interest, or any obligations or other securities of, or any interest in, any Person, or make or commit to make any Acquisitions, or make or commit to make any advance, loan, extension of credit or capital contribution to or any other investment in, any Person including any Affiliate of the Borrower, except for:

          (a) investments in cash equivalents and short term marketable securities;

          (b) extensions of credit in the nature of accounts receivable or notes receivable arising from the sale or lease of goods or services in the ordinary course of business;

          (d) CED Borrowings existing on the Closing Date;

           (e) Acquisitions having a book value (to the purchaser) not exceeding in the aggregate in any fiscal year an amount equal to 35% of the sum of (i) the Borrower's Consolidated Tangible Net Worth and (ii) Borrower's subordinated Indebtedness, in each case as of the last day of prior fiscal year, provided no
                                                                    --------
Default or Event of Default exists before and after giving effect to such acquisitions; and

           (f) other Loans and investments not exceeding $4,000,000 in the aggregate at any time.

     8.05  Limitation on Indebtedness.  The Borrower shall not, and shall not
           --------------------------
suffer or permit any Subsidiary to, create, incur, assume, suffer to exist, or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness, except:

           (a) Indebtedness incurred pursuant to this Agreement;

           (b) Permitted Senior Indebtedness not exceeding $90,000,000 in aggregate principal amount at any time provided the Borrower has complied with
                                       --------
Section 7.13;

           (c) the acquisition of goods, supplies or merchandise on normal trade credit;

           (d) the execution of bonds or undertakings in the ordinary course of its business as presently conducted;

           (e) the endorsement of negotiable instruments received in the ordinary course of its business as presently conducted;

           (f) the financing of insurance premiums, in an aggregate amount not to exceed $4,000,000 at any time, in the ordinary course of its business as presently conducted;

           (g) other Indebtedness not exceeding $5,000,000 in the aggregate outstanding at any one time;

           (h) Indebtedness owed to various Colburn family members and related persons not to exceed $5,000,000;

           (i) subordinated Indebtedness not to exceed $20,000,000 at any time;

           (j) Indebtedness secured by Liens permitted by Section 8.01(i);

           (k) EII Indebtedness; and

           (l) Contingent Obligations and Indebtedness incurred in connection with customer purchases of Borrower's equipment not exceeding $10,000,000 in the aggregate at any time.

     8.06  Transactions with Affiliates.  The Borrower shall not, and shall not
           ----------------------------
suffer or permit any Subsidiary to, enter into any transaction with any Affiliate of the Borrower, except upon fair and reasonable terms no less favorable to the Borrower or such Subsidiary than would obtain in a comparable arm's-length transaction with a Person not an Affiliate of the Borrower or such Subsidiary.

     8.07  Use of Proceeds.  The Borrower shall not, and shall not suffer or
           ---------------
permit any Subsidiary to, use any portion of the Loan proceeds, directly or indirectly, (i) to purchase or carry Margin Stock, (ii) to repay or otherwise refinance indebtedness of the Borrower or others incurred to purchase or carry Margin Stock, (iii) to extend credit for the purpose of purchasing or carrying any Margin Stock, or (iv) to acquire any security in any transaction that is subject to Section 13 or 14 of the Securities and Exchange Act of 1934, and regulations promulgated thereunder.

     8.08  Joint Ventures.  The Borrower shall not, and shall not suffer or
           --------------
permit any Subsidiary to enter into any Joint Venture, other than in the ordinary course of business.

     8.09  Lease Obligations.  The Borrower shall not, and shall not suffer or
           -----------------
permit any Subsidiary to, create or suffer to exist any obligations for the payment of rent for any property under lease or agreement to lease, except for:

           (a) leases having an aggregate annual rental payments for all such leases not exceeding in any fiscal year $5,000,000; and

           (b) Leases or agreements for personal property having a lease or rental period of 31 days or less.

     8.10  Restricted Payments.  The Borrower shall not, and shall not suffer
           -------------------
or permit any Subsidiary to, declare or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any shares of any class of its capital stock, or purchase, redeem or otherwise acquire for value any shares of its capital stock or any warrants, rights or options to acquire such shares, now or hereafter outstanding; except that the Borrower may:

           (a) declare and make dividend payments or other distributions payable solely in its common stock;

           (b) purchase, redeem or otherwise acquire.shares of its common stock or warrants or options to acquire any such shares with the proceeds received from the substantially concurrent issue of new shares of its common stock; and

           (c) declare and make dividends not exceeding 100% of the Borrower's pretax income.

     8.11  ERISA.  The Borrower shall not, and shall not suffer or permit any
           -----
of its ERISA Affiliates to: (a) engage in a prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan which has resulted or could reasonably expected to result in liability of the Borrower in an aggregate amount in excess of 10% of Consolidated Tangible Net Worth; or (b) engage in a transaction that could be subject to Section 4069 or 4212(c) of ERISA.

     8.12  Change in Business.  The Borrower shall not, and shall not suffer or
           ------------------
permit any Subsidiary to, engage in any material line of business substantially different from those lines of business carried on by the Borrower and its Subsidiaries on the date hereof.

     8.13  Asset Coverage Ratio.  The Borrower will at all times keep and
           --------------------
maintain the ratio of Book Value of Consolidated Total Assets to Consolidated Secured Indebtedness at not less than 1.25 to 1.00.

     8.14  Consolidated Tangible Net Worth.  The Borrower will at all times
           -------------------------------
keep and maintain Consolidated Tangible Net Worth at an amount not less than the sum of (a) $48,000,000 plus (b) 25% of Consolidated Net Income computed on a
                       ----
cumulative basis for each of the elapsed fiscal quarters ending after December 31, 1995, plus net equity contributions made after the Closing Date; provided
          ----                                                       --------
that notwithstanding that Consolidated Net Income for any such elapsed fiscal quarter may be a deficit figure, no reduction as a result thereof shall be made in the sum to be maintained pursuant hereto.

     8.15  Fixed Charge Coverage Ratio.  The Borrower will as at the end of
           ---------------------------
each fiscal quarter keep and maintain the Fixed Charge Coverage Ratio at not less than 1.75 to 1.00.

     8.16  Leverage Ratio.  The Borrower will as at the end of each fiscal
           --------------
quarter keep and maintain the ratio of Consolidated Funded Debt to Consolidated Tangible Net Worth at not greater than 3.25 to 1.00.

     8.17  Accounting Changes.  The Borrower shall not, and shall not suffer or
           ------------------
permit any Subsidiary to, make any significant change in accounting treatment or reporting practices, except as required by GAAP, or change the fiscal year of the Borrower or of any Subsidiary.


                                   SECTION 9

                               EVENTS OF DEFAULT
                               -----------------

     9.01  Event of Default.  Any of the following shall constitute an "Event
           ----------------                                             -----
of Default":
----------

          (a) Non-Payment.  The Borrower fails to pay, (i) when and as required
              -----------
to be paid herein, any amount of principal of any Loan, or (ii) within 3 days after the same becomes due, any interest, fee or any other amount payable hereunder or under any other Loan Document; or

          (b) Representation or Warranty.  Any representation or warranty by
              --------------------------
the Borrower made or deemed made herein, in any other Loan Document, or which is contained in any certificate, document or financial or other statement by the Borrower, or any Responsible Officer, furnished at any time under this Agreement, or in or under any other Loan Document, is incorrect in any material respect on or as of the date made or deemed made; or

          (c) Specific Defaults.  The Borrower fails to perform or observe any
              -----------------
term, covenant or agreement contained in any of Sections 7.01, 7.02, 7.03 or
7.09 or in Section 8; or

          (d) Other Defaults.  The Borrower fails to perform or observe any
              --------------
other term or covenant contained in this Agreement, or any default shall occur under any other Loan Document, and such default shall continue unremedied for a period of 20 days after the earlier of (i) the date upon which a Responsible Officer knew or reasonably should have known of such failure and (ii) the date upon which written notice thereof is given to the Borrower by the Administrative Agent; or

          (e) Cross-Default.  The Borrower or any Subsidiary (i) fails to make
              -------------
any payment in respect of any Indebtedness or Contingent Obligation when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise); or (ii) fails to perform or observe any other condition or covenant, or any other event shall occur or condition exist, under any agreement or instrument relating to any such Indebtedness or Contingent Obligation, if the effect of such failure, event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause such Indebtedness to be declared to be due and payable prior to its stated maturity, or such Contingent Obligation to become payable or cash collateral in respect thereof to be demanded; or

          (f) Insolvency; Voluntary Proceedings.  The Borrower or any
              ---------------------------------
Subsidiary (i) ceases or fails to be solvent, or generally fails to pay, or admits in writing its inability to pay, its debts as they become due, subject to applicable grace periods, if any, whether at stated maturity or otherwise; (ii) voluntarily ceases to conduct its business in the ordinary course; (iii) commences any Insolvency Proceeding with respect to itself; or (iv) takes any action to effectuate or authorize any of the foregoing; or

           (g) Involuntary Proceedings.  (i) Any involuntary Insolvency
               -----------------------
Proceeding is commenced or filed against the Borrower or any Subsidiary, or any writ, judgment, warrant of attachment, execution or similar process, is issued or levied against a substantial part of the Borrower's or any Subsidiary's properties, and any such proceeding or petition shall not be dismissed, or such writ, judgment, warrant of attachment, execution or similar process shall not be released, vacated or fully bonded within 60 days after commencement, filing or levy; (ii) the Borrower or any Subsidiary admits the material allegations of a petition against it in any Insolvency Proceeding, or an order for relief (or similar order under non-U.S. law) is ordered in any Insolvency Proceeding; or
(iii) the Borrower or any Subsidiary acquiesces in the appointment of a receiver, trustee, custodian, conservator, liquidator, mortgagee in possession (or agent therefor), or other similar Person for itself or a substantial portion of its property or business; or

           (h) ERISA.  (i) An ERISA Event shall occur with respect to a Pension
               -----
Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of the Borrower under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of $5,000,000;
(ii) the aggregate amount of Unfunded Pension Liability among all Pension Plans at any time exceeds $5,000,000; or (iii) the Borrower or any ERISA Affiliate shall fail to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of $5,000,000; or

           (i) Monetary Judgments.  One or more non-interlocutory judgments,
               ------------------
non-interlocutory orders, decrees or arbitration awards is entered against the Borrower or any Subsidiary involving in the aggregate a liability (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage) as to any single or related series of transactions, incidents or conditions, of $5,000,000 or more, and the same shall remain unvacated and unstayed pending appeal for a period of 10 days after the entry thereof; or

           (j) Non-Monetary Judgments.  Any non-monetary judgment, order or
               ----------------------
decree is entered against the Borrower or any

Subsidiary which does or would reasonably be expected to have a Material Adverse Effect, and there shall be any period of 10 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

           (k) Collateral.
               ----------

               (i) any provision of any Collateral Document shall for any reason cease to be valid and binding on or enforceable against the Borrower or the Borrower shall so state in writing or bring an action to limit its obligations or liabilities thereunder; or

               (ii) any Collateral Document shall for any reason (other than pursuant to the terms thereof) cease to create a valid security interest in the Collateral purported to be covered thereby or such security interest shall for any reason cease to be a perfected and first priority security interest; or

           (l) Adverse Change.  There occurs a Material Adverse Effect; or
               --------------

           (m) Ownership by R.D. Colburn.  Borrower is not beneficially owned
               -------------------------
100% by Richard D. Colburn, his lineal descendants, or other Persons acceptable to Majority Banks in its sole discretion.

     9.02  Remedies.  If any Event of Default occurs, the Administrative Agent
           --------
shall, at the request of, or may, with the consent of, the Majority Banks,

           (a) declare the commitment of each Bank to make Loans and any obligation of the Issuing Bank to Issue Letters of Credit to be terminated, whereupon such commitments and obligation shall be terminated;

           (b) declare an amount equal to the maximum aggregate amount that is or at any time thereafter may become available for drawing under any outstanding Letters of Credit (whether or not any beneficiary shall have presented, or shall be entitled at such time to present, the drafts or other documents required to draw under such Letters of Credit) to be immediately due and payable, and declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower; and

           (c) exercise on behalf of itself and the Banks all rights and remedies available to it and the Banks under the Loan Documents or applicable law; provided, however, that upon the occurrence of any event specified in
     --------  -------
Section (f) or (g) of Section 9.01 (in the case of clause (i) of Section (g) upon the expiration of the 60-day period mentioned therein), the obligation of each Bank to make Loans and any obligation of the Issuing Bank to Issue Letters of Credit shall automatically terminate and the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable without further act of the Administrative Agent, the Issuing Bank or any Bank.

     9.03  Rights Not Exclusive.  The rights provided for in this Agreement and
           --------------------
the other Loan Documents are cumulative and are not exclusive of any other rights, powers, privileges or remedies provided by law or in equity, or under any other instrument, document or agreement now existing or hereafter arising.


                                   SECTION 10

                          THE ADMINISTRATIVE AGENT AND
                          ----------------------------
                              THE COLLATERAL AGENT
                              --------------------

    10.01  Appointment and Authorization.  (a) Each Bank hereby irrevocably
          -----------------------------
(subject to Section 10.09) appoints, designates and authorizes the Administrative Agent and the Collateral Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to them by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto.

Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, neither the Administrative Agent nor the Collateral Agent shall have any duties or responsibilities, except those expressly set forth herein, nor shall the Administrative Agent or the Collateral Agent have or be deemed to have any fiduciary relationship with any Bank, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent or the Collateral Agent.

           (b) The Issuing Bank shall act on behalf of the Banks with respect to any Letters of Credit Issued by it and the documents associated therewith until such time and except for so long as the Administrative Agent may agree at the request of the Majority Banks to act for such Issuing Bank with respect thereto; provided, however, that the Issuing Bank shall have all of the benefits and
--------  -------
immunities (i) provided to the Administrative Agent in this Section 10 with respect to any acts taken or omissions suffered by the Issuing Bank in connection with Letters of Credit Issued by it or proposed to be Issued by it and the application and agreements for letters of credit pertaining to the Letters of Credit as fully as if the term "Administrative Agent", as used in this Section 10, included the Issuing Bank with respect to such acts or omissions, and (ii) as additionally provided in this Agreement with respect to the Issuing Bank.

  10.02   Delegation of Duties.  The Administrative Agent and the Collateral
          --------------------
Agent may execute any of their respective duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. Neither the Administrative Agent nor the Collateral Agent shall be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects with reasonable care.

   10.03  Liability of Administrative Agent and the Collateral Agent.  None
          ----------------------------------------------------------
of the Administrative Agent-Related Persons shall (i) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (ii) be responsible in any manner to any of the Banks for any recital, statement, representation or warranty made by the Borrower or any Subsidiary or Affiliate of the Borrower, or any officer thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Loan Document, or for the value of or title to any Collateral, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of the Borrower or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Administrative Agent-Related Person shall be under any obligation to any Bank to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the Borrower or any of the Borrower's Subsidiaries or Affiliates.

   10.04   Reliance by Administrative Agent and the Collateral Agent.
           ---------------------------------------------------------
        (a) The Administrative Agent and the Collateral Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by them to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the Borrower), independent accountants and other experts selected by the Administrative Agent and the Collateral Agent. Each of the Administrative Agent and the Collateral Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Majority Banks as it deems appropriate and, if either so requests, it shall first be indemnified to its satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent and the Collateral Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Majority Banks and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Banks.

           (b) For purposes of determining compliance with the conditions specified in Section 5.01, each Bank that has executed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter either sent by the Administrative Agent to such Bank for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to the Bank.

     10.05   Notice of Default.  Neither the Administrative Agent nor the
             -----------------
Collateral Agent shall be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Administrative Agent or the Collateral Agent for the account of the Banks, unless the Administrative Agent and,the Collateral Agent shall have received written notice from a Bank or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". The Administrative Agent and the Collateral Agent will notify the Banks of their receipt of any such notice. The Administrative Agent and the Collateral Agent shall take such action with respect to such Default or Event of Default as may be requested by the Majority Banks in accordance with
Section 9; provided, however, that unless and until the Administrative Agent and
           --------  -------
the Collateral Agent has received any such request, the Administrative Agent and the Collateral Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as they shall deem advisable or in the best interest of the Banks.

     10.06   Credit Decision.  Each Bank acknowledges that none of the
             ---------------
Administrative Agent-Related Persons has made any representation or warranty to it, and that no act by the Administrative Agent or the Collateral Agent hereinafter taken, including any review of the affairs of the Borrower and its Subsidiaries shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Bank. Each Bank represents to the Administrative Agent and the Collateral Agent that it has, independently and without reliance upon any Agent-

Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower and its Subsidiaries, the value of and title to any Collateral, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrower hereunder. Each Bank also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower. Except for notices, reports and other documents expressly herein required to be furnished to the Banks by the Administrative Agent and the Collateral Agent, neither the Administrative Agent nor the Collateral Agent shall have any duty or responsibility to provide any Bank with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of the Borrower which may come into the possession of any of the Administrative Agent-Related Persons.

  10.07   Indemnification of Administrative Agent and the Collateral Agent.
          ----------------------------------------------------------------
Whether or not the transactions contemplated hereby are consummated, the Banks shall indemnify upon demand the Administrative Agent-Related Persons (to the extent not reimbursed by or on behalf of the Borrower and without limiting the obligation of the Borrower to do so), pro rata, from and against any and all Indemnified Liabilities; provided, however, that no Bank shall be liable for the
                         --------  -------
payment to the Administrative Agent-Related Persons of any portion of such Indemnified Liabilities resulting solely from such Person's gross negligence or willful misconduct. Without limitation of the foregoing, each Bank shall reimburse the Administrative Agent and the Collateral Agent upon demand for their ratable share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by either the Administrative Agent or the Collateral Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that either the Administrative Agent or the Collateral Agent is not reimbursed for such expenses by or on behalf of the Borrower. The undertaking in this Section shall survive the payment of all Obligations hereunder and the resignation or replacement of the Administrative Agent and the Collateral Agent.

  10.08  Administrative Agent and the Collateral Agent in Individual Capacity.
         --------------------------------------------------------------------
BofA and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with the Borrower and its Subsidiaries and Affiliates as though BofA were not the Administrative Agent, the Issuing Bank or the Collateral Agent hereunder and without notice to or consent of the Banks. The Banks acknowledge that, pursuant to such activities, BofA or its Affiliates may receive information regarding the Borrower or its Affiliates (including information that may be subject to confidentiality obligations in favor of the Borrower or such Subsidiary or such Affiliate) and acknowledge that neither the Administrative Agent nor the Collateral Agent shall be under any obligation to provide such information to them. With respect to its Loans, BofA shall have the same rights and powers under this Agreement as any other Bank and may exercise the same as though it were not the Administrative Agent, the Issuing Bank or the Collateral Agent, and the terms "Bank" and "Banks" include BofA in its individual capacity.

  10.09  Successor Administrative Agent and the Collateral Agent.  The
         -------------------------------------------------------
Administrative Agent or the Collateral Agent may, and at the request of the Majority Banks shall, resign as Administrative Agent or the Collateral Agent upon 30 days' notice to the Banks. If the Administrative Agent or the Collateral Agent resigns under this Agreement, the Majority Banks shall appoint from among the Banks a successor agent or collateral agent for the Banks which successor agent or collateral agent shall be approved by the Borrower. If no successor agent or collateral agent is appointed prior to the effective date of the resignation of the Administrative Agent or the Collateral Agent, the Administrative Agent or the Collateral Agent, as the case may be, may appoint, after consulting with the Banks and the Borrower, a successor agent or collateral agent from among the Banks. Upon the acceptance of its appointment as successor agent or collateral agent hereunder, such successor agent or collateral agent shall succeed to all the rights, powers and duties of the retiring Administrative Agent or the Collateral Agent and the term "Administrative Agent" or "Collateral Agent" shall mean such successor agent or collateral agent, respectively, the retiring Administrative Agent's or the Collateral Agent's appointment, powers and duties as Administrative Agent or the Collateral Agent shall be terminated. After any retiring Administrative Agent's or Collateral Agent's resignation hereunder as Administrative Agent or the Collateral Agent, the provisions of this Section 10 and Sections 11.04 and 11.05 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent or the Collateral Agent under this Agreement. If no successor agent or collateral agent has accepted appointment as Administrative Agent or the Collateral Agent by the date which is 30 days following a retiring Administrative Agent or the Collateral Agent's notice of resignation, the retiring Administrative Agent or the Collateral Agent's resignation shall nevertheless thereupon become effective and the Banks shall perform all of the duties of the Administrative Agent or the Collateral Agent, as the case may be, hereunder until such time, if any, as the Majority Banks appoint a successor agent or collateral agent as provided for above. Notwithstanding the foregoing, however, BofA may not be removed as the Administrative Agent at the request of the Majority Banks unless BofA shall also simultaneously be replaced as "Issuing Bank" hereunder pursuant to documentation in form and substance reasonably satisfactory to BofA. Any appointment of a successor collateral agent shall be subject to Section 8(h) of the Intercreditor Agreement.

     10.10   Withholding Tax.  (a)  If any Bank is a "foreign corporation,
             ---------------
partnership or trust" within the meaning of the Code and such Bank claims exemption from, or a reduction of, U.S. withholding tax under Sections 1441 or 1442 of the Code, such Bank agrees with and in favor of the Administrative Agent, to deliver to the Administrative Agent:

                   (i) if such Bank claims an exemption from, or a reduction of, withholding tax under a United States tax treaty, two properly completed and executed copies of IRS Form 1001 before the payment of any interest in the first calendar year and before the payment of any interest in each third succeeding calendar year during which interest may be paid under this Agreement;

                   (ii) if such Bank claims that interest paid under this Agreement is exempt from United States withholding tax because it is effectively connected with a United States trade or business of such Bank, two properly completed and executed copies of IRS Form 4224 before the payment of any interest is due in the first taxable year of such Bank and in each succeeding taxable year of such Bank during which interest may be paid under this Agreement; and

                   (iii) such other form or forms as may be required under the Code or other laws of the United States as a condition to exemption from, or reduction of, United States withholding tax.

Such Bank agrees to promptly notify the Administrative Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction.

           (b) If any Bank claims exemption from, or reduction of, withholding tax under a United States tax treaty by providing IRS Form 1001 and such Bank sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of the Borrower to such Bank, such Bank agrees to notify the Administrative Agent of the percentage amount in which it is no longer the beneficial owner of Obligations of the Borrower to such Bank. To the extent of such percentage amount, the Administrative Agent will treat such Bank's IRS Form 1001 as no longer valid.

           (c) If any Bank claiming exemption from United States withholding tax by filing IRS Form 4224 with the Administrative Agent sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of the Borrower to such Bank, such Bank agrees to undertake sole responsibility for complying with the withholding tax requirements imposed by Sections 1441 and 1442 of the Code.

           (d) If any Bank is entitled to a reduction in the applicable withholding tax, the Administrative Agent may withhold from any interest payment to such Bank an amount equivalent to the applicable withholding tax after taking into account such reduction. However, if,the forms or other documentation required by Section (a) of this Section are not delivered to the Administrative Agent, then the Administrative Agent may withhold from any interest payment to such Bank not providing such forms or other documentation an amount equivalent to the applicable withholding tax imposed by Sections 1441 and 1442 of the Code, without reduction.

           (e) If the IRS or any other Governmental Authority of the United States or other jurisdiction asserts a claim that the Administrative Agent did not properly withhold tax from amounts paid to or for the account of any Bank (because the appropriate form was not delivered or was not properly executed, or because such Bank failed to notify the Administrative Agent of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason) such Bank shall indemnify the Administrative Agent fully for all amounts paid, directly or indirectly, by the Administrative Agent as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to the Administrative Agent under this Section, together with all costs and expenses (including Attorney Costs). The obligation of the Banks under this Section shall survive the payment of all Obligations and the resignation or replacement of the Administrative Agent.

     10.11  Collateral Matters.
            ------------------

           (a) The Collateral Agent is authorized on behalf of all Secured Parties, without the necessity of any notice to or further consent from the Secured Parties, from time to time to take any action with respect to any Collateral or the Collateral Documents which may be necessary to perfect and maintain perfected the security interest in and Liens upon the Collateral granted pursuant to the Collateral Documents.

           (b) The Secured Parties irrevocably authorize the Collateral Agent, at its option and in its discretion, to release any Lien granted to or held by the Collateral Agent upon any Collateral (i) upon termination of the Commitments and payment in full of all Loans and all other Obligations known to the Collateral Agent and payable under this Agreement or any other Loan Document;
(ii) constituting property sold or to be sold or disposed of as part of or in connection with any disposition permitted hereunder; (iii) constituting property in which the Borrower or any Subsidiary owned no interest at the time the Lien was granted or at any time thereafter; (iv) constituting property leased to the Borrower or any Subsidiary under a lease which has expired or been terminated in a transaction permitted under this Agreement or is about to expire and which has not been, and is not intended by the Borrower or such Subsidiary to be, renewed or extended; (v) consisting of an instrument evidencing Indebtedness or other debt instrument, if the indebtedness evidenced thereby has been paid in full; or
(vi) if approved, authorized or ratified in writing by the Majority Banks or all the Banks, as the case may be, as provided in Section 11.01. Upon request by the Collateral Agent at any time, the Banks will confirm in writing the Collateral Agent's authority to release particular types or items of Collateral pursuant to this Section 10.11(b).

           (c) Each Bank agrees with and in favor of each other (which agreement shall not be for the benefit of the Borrower or any Subsidiary) that the Borrower's Obligations to such Bank under this Agreement and the other Loan Documents is not and shall not be secured by any real property collateral now or hereafter acquired by such Bank.


                                  SECTION 11

                                 MISCELLANEOUS
                                 -------------

     11.01  Amendments and Waivers.  No amendment or waiver of any provision of
            ----------------------
this Agreement or any other Loan Document, and no consent with respect to any departure by the Borrower therefrom, shall be effective unless the same shall be in writing and signed by the Majority Banks (or by the Administrative Agent at the written request of the Majority Banks) and the Borrower and acknowledged by the Administrative Agent, and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such waiver,
                                  --------  -------
amendment, or consent shall, unless in writing and signed by all the Banks and the Borrower and acknowledged by the Administrative Agent, do any of the following:

           (a) increase or extend the Commitment of any Bank (or reinstate any Commitment terminated pursuant to Section 9.02);

           (b) postpone or delay any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees or other amounts due to the Banks (or any of them) hereunder or under any other Loan Document, including mandatory prepayments;

           (c) reduce the principal of, or the rate of interest specified herein on any Loan, or (subject to clause (iii) below) any fees or other amounts payable hereunder or under any other Loan Document;

           (d) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans which is required for the Banks or any of them to take any action hereunder;

           (e) amend this Section, or Section 2.14, or any provision herein providing for consent or other action by all Banks; or

           (f) release any material portion of the Collateral except as otherwise may be provided in the Collateral Documents or except where the consent of the Majority Banks only is specifically provided for;

and, provided further, that (i) no amendment, waiver or consent shall, unless in
     -------- -------
writing and signed by the Issuing Bank in addition to the Majority Banks or all the Banks, as the case may be, affect the rights or duties of the Issuing Bank under this Agreement or any L/C-Related Document relating to any Letter of Credit Issued or to be Issued by it, (ii) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent or the Collateral Agent, as applicable, in addition to the

Majority Banks or all the Banks, as the case may be, affect the rights or duties of the Administrative Agent or the Collateral Agent under this Agreement or any other Loan Document, and (iii) the Fee Letters may be amended, or rights or privileges thereunder waived, in a writing executed by the parties thereto.

     11.02  Notices.  (a)  All notices, requests, consents, approvals, waivers
            -------
and other communications shall be in writing (including, unless the context expressly otherwise provides, by facsimile transmission, provided that any matter transmitted by the Borrower by facsimile (i) shall be immediately confirmed by a telephone call to the recipient at the number specified on
Schedule 11.02, and (ii) shall be followed promptly by delivery of a hard copy
--------------
original thereof) and mailed, faxed or delivered, to the address or facsimile number specified for notices on Schedule 11.02; or, as directed to the Borrower
                                --------------
or the Administrative Agent, to such other address as shall be designated by such party in a written notice to the other parties, and as directed to any other party, at such other address as shall be designated by such party in a written notice to the Borrower and the Administrative Agent.

           (b) All such notices, requests and communications shall, when transmitted by overnight delivery, or faxed, be effective when delivered for overnight (next-day) delivery, or transmitted in legible form by facsimile machine, respectively, or if mailed, upon the third Business Day after the date deposited into the U.S. mail, or if, delivered, upon delivery; except that notices pursuant to Section 2, 3, or 10 to the Administrative Agent shall not be effective until actually received by the Administrative Agent, and notices pursuant to Section 3 to the Issuing Bank shall not be effective until actually received by the Issuing Bank at the address specified for the "Issuing Bank" on the applicable signature page hereof.

           (c) Any agreement of the Administrative Agent and the Banks herein to receive certain notices by telephone or facsimile is solely for the convenience and at the request of the Borrower. The Administrative Agent and the Banks shall be entitled to rely on the authority of any Person purporting to be a Person authorized by the Borrower to give such notice and the Administrative Agent and the Banks shall not have any liability to the Borrower or other Person on account of any action taken or not taken by the Administrative Agent or the Banks in reliance upon such telephonic or facsimile notice. The obligation of the Borrower to repay the Loans and L/C Obligations shall not be affected in any way or to any extent by any failure by the Administrative Agent and the Banks to receive written confirmation of any telephonic or facsimile notice or the receipt by the Administrative Agent and the Banks of a confirmation which is at variance with the terms understood by the Administrative Agent and the Banks to be contained in the telephonic or facsimile notice.

     11.03   No Waiver; Cumulative Remedies.  No failure to exercise and no
             ------------------------------
delay in exercising, on the part of the Administrative Agent or any Bank, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

     11.04   Costs and Expenses.  The Borrower shall:
             ------------------
            (a) whether or not the transactions contemplated hereby are consummated, pay or reimburse BofA (including in its capacity as Administrative Agent and Issuing Bank) within five Business Days after demand (subject to
Section 5.01(f)) for all costs and expenses incurred by BofA (including in its capacity as Administrative Agent and Issuing Bank) in connection with the development, preparation, delivery, administration and execution of, and any amendment, supplement, waiver or modification to (in each case, whether or not consummated), this Agreement, any Loan Document and any other documents prepared in connection herewith or therewith, and the consummation of the transactions contemplated hereby and thereby, including reasonable Attorney Costs incurred by BofA (including in its capacity as Administrative Agent and Issuing Bank) with respect thereto; and

            (b) pay or reimburse the Administrative Agent, the Arranger and each Bank within five Business Days after demand (subject to Section 5.01(f)) for all costs and expenses (including Attorney Costs) incurred by them in connection with the enforcement, attempted enforcement, or preservation of any rights or remedies under this Agreement or any other Loan

Document during the existence of an Event of Default or after acceleration of the Loans (including in connection with any "workout" or restructuring regarding the Loans, and including in any Insolvency Proceeding or appellate proceeding).

     11.05   Borrower Indemnification.  Whether or not the transactions
             ------------------------
contemplated hereby are consummated, the Borrower shall indemnify, defend and hold the Agent-Related Persons, and each Bank and each of its respective officers, directors, employees, counsel, agents and attorneys-in-fact (each, an "Indemnified Person") harmless from and against any and all liabilities,
 ------------------
obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses and disbursements (including Attorney Costs) of any kind or nature whatsoever which may at any time (including at any time following repayment of the Loans, the termination of the Letters of Credit and the termination, resignation or replacement of the Administrative Agent or replacement of any Bank) be imposed on, incurred by or asserted against any such Person in any way relating to or arising out of this Agreement or any document contemplated by or referred to herein, or the transactions contemplated hereby, or any action taken or omitted by any such Person under or in connection with any of the foregoing, including with respect to any investigation, litigation or proceeding (including any Insolvency Proceeding or appellate proceeding) related to or arising out of this Agreement or the Loans or Letters of Credit or the use of the proceeds thereof, whether or not any Indemnified Person is a party thereto (all the foregoing, collectively, the "Indemnified Liabilities");
                                               -----------------------
provided, that the Borrower shall have no obligation hereunder to any
--------
Indemnified Person with respect to Indemnified Liabilities resulting solely from the gross negligence or willful misconduct of such Indemnified Person. The agreements in this Section shall survive payment of all other Obligations.

     11.06   Payments Set Aside.  To the extent that the Borrower makes a
             ------------------
payment to the Administrative Agent or the Banks, or the Administrative Agent or the Banks exercise their right of setoff, and such payment or the proceeds of such set-off or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent or such Bank in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any Insolvency Proceeding or otherwise, then (a) to the extent of such recovery the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such set-off had not occurred, and (b) each Bank severally agrees to pay to the Administrative Agent upon demand its pro rata share of any amount so recovered from or repaid by the Administrative Agent.

     11.07   Successors and Assigns.  The provisions of this Agreement shall be
             ----------------------
binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent and each Bank.

     11.08   Assignments, Participations, etc.   (a) Any Bank may, with the
             ---------------------------------
written consent of the Borrower at all times other than during the existence of an Event of Default and the Administrative Agent and the Issuing Bank, which consent of the Borrower, the Administrative Agent and the Issuing Bank shall not be unreasonably withheld, at any time assign and delegate to one or more Eligible Assignees (provided that no written consent of the Borrower, the Administrative Agent or the Issuing Bank shall be required in connection with any assignment and delegation by a Bank to an Eligible Assignee that is an Affiliate of such Bank) (each an "Assignee") all, or any ratable part of all, of
                                  --------
the Loans, the Commitments, the L/C Obligations and the other rights and obligations of such Bank hereunder, in a minimum amount of $10,000,000 or, if less, the entirety of such Bank's Loans, the Commitments, the L/C Obligations; provided, however, that the Borrower and the Administrative Agent may continue
--------  -------
to deal solely and directly with such Bank in connection with the interest so assigned to an Assignee until (i) written notice of such assignment, together with payment instructions, addresses and related information with respect to the Assignee, shall have been given to the Borrower and the Administrative Agent by such Bank and the Assignee; (ii) such Bank and its Assignee shall have delivered to the Borrower and the Administrative Agent a Notice of Assignment and Acceptance in the form of Exhibit G ("Assignment and Acceptance") together with
                          ---------   -------------------------
any Note or Notes subject to such assignment and (iii) the assignor Bank or

Assignee has paid to the Administrative Agent a processing fee in the amount of $3,000.

           (b) From and after the date that the Administrative Agent notifies the assignor Bank that it has received (and provided its consent with respect to) an executed Assignment and Acceptance and payment of the above-referenced processing fee, (i) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, shall have the rights and obligations of a Bank under the Loan Documents, and (ii) the assignor Bank shall, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under the Loan Documents.

           (c) Within five Business Days after its receipt of notice by the Administrative Agent that it has received an executed Assignment and Acceptance and payment of the processing fee, (and provided that it consents to such assignment in accordance with Section 11.08(a)), the Borrower shall execute and deliver to the Administrative Agent, any new Note evidencing such Assignee's assigned Loans and Commitment and, if the assignor Bank has retained a portion of its Loans and its Commitment, a replacement Note in the principal amount of the Loans retained by the assignor Bank (such Notes to be in exchange for, but not in payment of, the Note held by such Bank). Immediately upon each Assignee's making its processing fee payment under the Assignment and Acceptance, this Agreement shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee and the resulting adjustment of the Commitments arising therefrom. The Commitment allocated to each Assignee shall reduce such Commitments of the assigning Bank pro tanto.
                                                    --- -----

           (d) Any Bank may at any time sell to one or more commercial banks or other Persons not Affiliates of the Borrower (a "Participant") participating
                                                 -----------
interests in any Loans, the Commitment of that Bank and the other interests of that Bank (the "originating Bank") hereunder and under the other Loan Documents; provided, however, that (i) the originating Bank's obligations under this
--------  -------
Agreement shall remain unchanged, (ii) the originating

Bank shall remain solely responsible for the performance of such obligations,
(iii) the Borrower, the Issuing Bank and the Administrative Agent shall continue to deal solely and directly with the originating Bank in connection with the originating Bank's rights and obligations under this Agreement and the other Loan Documents, and (iv) no Bank shall transfer or grant any participating interest under which the Participant has rights to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Document, except to the extent such amendment, consent or waiver would require unanimous consent of the Banks as described in the first proviso to Section
                                                   ----- -------
11.01. In the case of any such participation, the Participant shall be entitled to the benefit of Sections 4.01, 4.03 and 11.05 as though it were also a Bank hereunder, and if amounts outstanding under this Agreement are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have, the right of set-off in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Bank under this Agreement.

            (e) Notwithstanding any other provision in this Agreement, any Bank may at any time create a security interest in, or pledge, all or any portion of its rights under and interest in this Agreement and the Note held by it in favor of any Federal Reserve Bank in accordance with Regulation A of the FRB or U.S. Treasury Regulation 31 CFR (S)203.14, and such Federal Reserve Bank may enforce such pledge or security interest in any manner permitted under applicable law.

     11.09   Confidentiality.  Each Bank agrees to take and to cause its
             ---------------
Affiliates to take normal and reasonable precautions and exercise due care to maintain the confidentiality of all information identified as "confidential" or "secret" by the Borrower and provided to it by the Borrower or any Subsidiary, or by the Administrative Agent on the Borrower's or such Subsidiary's behalf, under this Agreement or any other Loan Document, and neither it nor any of its Affiliates shall use any such information other than in connection with or in enforcement of this Agreement and the other Loan Documents or in connection with other business now or hereafter existing or contemplated with the Borrower or any Subsidiary; except to the extent such information (i) was or becomes generally available to the public other than as a result of disclosure by the Bank, or (ii) was or becomes available on a non-confidential basis from a source other than the Borrower, provided that such source is not bound by a confidentiality agreement with the Borrower known to the Bank; provided, however, that any Bank may disclose such information (A) at
          --------  -------
the request or pursuant to any requirement of any Governmental Authority to which the Bank is subject or in connection with an examination of such Bank by any such authority; (B) pursuant to subpoena or other court process; (C) when required to do so in accordance with the provisions of any applicable Requirement of Law; (D) to the extent reasonably required in connection with any litigation or proceeding to which the Administrative Agent, any Bank or their respective Affiliates may be party; (E) to the extent reasonably required in connection with the exercise of any remedy hereunder or under any other Loan Document; (F) to such Bank's independent auditors and other professional advisors; (G) to any Participant or Assignee, actual or potential, provided that such Person agrees in writing to keep such information confidential to the same extent required of the Banks hereunder; (H) as to any Bank or its Affiliate, as expressly permitted under the terms of any other document or agreement regarding confidentiality to which the Borrower or any Subsidiary is party or is deemed party with such Bank or such Affiliate; and (I), to its Affiliates.

     11.10   Set-off.  In addition to any rights and remedies of the Banks
             -------
provided by law, if an Event of Default exists or the Loans have been accelerated, each Bank is authorized at any time and from time to time, without prior notice to the Borrower, any such notice being waived by the Borrower to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing by, such Bank to or for the credit or the account of the Borrower against any and all Obligations owing to such Bank, now or hereafter existing, irrespective of whether or not the Administrative Agent or such Bank shall have made demand under this Agreement or any Loan Document and although such Obligations may be contingent or unmatured. Each Bank agrees promptly to notify the Borrower and the Administrative Agent after any such set-off and application made by such Bank; provided, however, that the
                                                --------  -------
failure to give
such notice shall not affect the validity of such set-off and application.

     11.11   Automatic Debits of Fees.  With respect to any commitment fee,
             ------------------------
arrangement fee, letter of credit fee or other fee, or any other cost or expense (including Attorney Costs) due and payable to the Administrative Agent, the Issuing Bank, BofA or the Arranger under the Loan Documents, the Borrower hereby irrevocably authorizes BofA to debit any deposit account of the Borrower with BofA in an amount such that the aggregate amount debited from all such deposit accounts does not exceed such fee or other cost or expense. If there are insufficient funds in such deposit accounts to cover the amount of the fee or other cost or expense then due, such debits will be reversed (in whole or in part, in BofA,s sole discretion) and such amount not debited shall be deemed to be unpaid. No such debit under this Section shall be deemed a set-off.

     11.12   Notification of Addresses, Lending Offices, Etc.   Each Bank shall
             ------------------------------------------------
notify the Administrative Agent in writing of any changes in the address to which notices to the Bank should be directed, of addresses of any Lending Office, of payment instructions in respect of all payments to be made to it hereunder and of such other administrative information as the Administrative Agent shall reasonably request.

     11.13   Counterparts.  This Agreement may be executed in any number of
             ------------
separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument.

     11.14   Severability.  The illegality or unenforceability of any provision
             ------------
of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

     11.15   No Third Parties Benefited.  This Agreement is made and entered
             --------------------------
into for the sole protection and legal benefit of the Borrower, the Banks, the Administrative Agent and the Agent-Related Persons, and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any of the other Loan Documents.

     11.16   Governing Law and Jurisdiction.  (a)  THIS AGREEMENT AND THE NOTES
             ------------------------------
SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA; PROVIDED THAT THE ADMINISTRATIVE AGENT AND THE BANKS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

           (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF CALIFORNIA OR OF THE UNITED STATES FOR THE CENTRAL DISTRICT OF CALIFORNIA, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE BORROWER, THE Administrative Agent AND THE BANKS CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE BORROWER, THE ADMINISTRATIVE AGENT AND THE BANKS IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT
                                               --------------------
MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. THE BORROWER, THE Administrative Agent AND THE BANKS EACH WAIVE PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY CALIFORNIA LAW.

     11.17   Waiver of Jury Trial.  THE BORROWER, THE BANKS AND THE
             --------------------
ADMINISTRATIVE AGENT EACH WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE BORROWER, THE BANKS AND THE ADMINISTRATIVE AGENT EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER LOAN

DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

     11.18   Entire Agreement.  This Agreement, together with the other Loan
             ----------------
Documents, embodies the entire agreement and understanding among the Borrower, the Banks and the Administrative Agent, and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof.

     11.19   Amendment and Restatement of Existing Agreement.  This Agreement
             -----------------------------------------------
amends and restates the Existing Agreement, and advances and letters of credit outstanding under the Existing Agreement shall be deemed Loans and Letters of Credit continuing and outstanding hereunder. In order to permit all advances outstanding under the Existing Agreement (the "Continuing Loans") to be continued ratably by all Banks in accordance with their respective Pro Rata Share under this Agreement, the Borrower shall be deemed to have requested, pursuant to Section 2.04, that all loans outstanding under the Existing Agreement be converted into Base Rate Loans hereunder made by all Banks in accordance with their respective Pro Rata Share on the Closing Date, and any portion of any such loans previously solely funded by Bank of America National Trust and Savings Association not remaining outstanding hereunder after such conversion (by reason of the change in the pro rata shares of such Banks) shall be refunded to Bank of America National Trust and Savings Association. The Borrower shall pay accrued interest on the portion of each Continuing Loan so converted, together with amounts required to be paid under Section 4.04. Letter of Credit fees previously paid by the Borrower for Existing BofA Letters of Credit shall be adjusted to reflect the new Commitment allocations.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                              U.S. RENTALS, INC.


                              By:____________________________

                              Title:_________________________

                              BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                              ASSOCIATION, as Administrative Agent and
                              Collateral Agent


                              By:____________________________
                                     Charles Graber
                                     Vice President

                              BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                              ASSOCIATION, as Issuing Bank and a Bank


                              By:____________________________
                                      George Hausler
                                      Vice President

                              COMERICA BANK - CALIFORNIA


                              By:____________________________

                              Title:_________________________

                              THE SUMITOMO BANK OF CALIFORNIA


                              By:____________________________

                              Title:_________________________

                              By:____________________________

                              Title:_________________________

                              THE SUMITOMO BANK LIMITED


                              By:____________________________

                              Title:_________________________

                              By:____________________________

                              Title:_________________________

                              UNION BANK OF CALIFORNIA, N.A.


                              By:____________________________

                              Title:_________________________

                              WELLS FARGO BANK


                              By:____________________________

                              Title:_________________________

                                                                       EXHIBIT A
                                                                       ---------

                              NOTICE OF BORROWING
                              -------------------



                                                Date: ____________________, 199_


To:  Bank of America National Trust
     and Savings Association, as Administrative Agent

Ladies and Gentlemen:

     The undersigned Borrower refers to that certain Second Amended and Restated Credit Agreement dated as of August 21, 1996 among U.S. Rentals, Inc., a California corporation (the "Borrower"), the banks from time to time party
                             --------
thereto, and Bank of America National Trust and Savings Association, as Administrative Agent, Collateral Agent and Issuing Bank (as extended, renewed, amended or restated from time to time, the "Agreement;" the terms defined
                                            ---------
therein being used herein as therein defined), and hereby gives you notice irrevocably, pursuant to Section 2.03 of the Agreement, of the Borrowing specified below:

          1.  The Business Day of the proposed Borrowing is
     ____________________, 19__.

          2. The aggregate amount,of the proposed Borrowing is $________________________.

          3. The Borrowing is to be comprised of $______________ of [Base Rate] [CD Rate] (Offshore Rate] Loans.

          4. The duration of the Interest Period for the Offshore Rate Loans or CD Rate Loans included in the
     Borrowing shall be ____________ months/days.

     The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the


                                     A - 1
                              NOTICE OF BORROWING
date of the proposed Borrowing, before and after giving effect and to the application of the proceeds therefrom:

          (a) the representations and warranties of the Borrower contained in
     Section 6 of the Agreement are true and correct as though made on and as of such date (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date); and

          (b) no Default or Event of Default has occurred and is continuing, or would result from such proposed Borrowing.


                                    U.S. RENTALS, INC.


                                    By:__________________________

                                    Title:_______________________


                                     A - 2
                              NOTICE OF BORROWING

                                                                       EXHIBIT B
                                                                       ---------

                       NOTICE OF CONVERSION/CONTINUATION
                       ---------------------------------



                                                Date:_____________________, 199_


To:  Bank of America National Trust
     and Savings Association, as Administrative Agent

Ladies and Gentlemen:

     The undersigned Borrower refers to that certain Second Amended and Restated Credit Agreement dated as of August 21, 1996 among U.S. Rentals, Inc., a California corporation (the "Borrower"), the banks from time to time party
                             --------
thereto, and Bank of America National Trust and Savings Association, as Administrative Agent, Collateral Agent and Issuing Bank (as extended, renewed, amended or restated from time to time, the "Agreement;" the terms defined
                                            ---------
therein being used herein as therein defined), and hereby gives you notice irrevocably, pursuant to Section 2.04 of the Agreement, of the [conversion] [continuation] of the Loans specified herein, that:

        1.  The Conversion/Continuation Date is _____________, 19__.

        2. The aggregate amount of the Loans to be [converted] [continued] is $___________________.

        3. The Loans are to be [converted into] [continued as] [Offshore Rate] [CD Rate] [Base Rate] Loans.

        4. [If applicable:] The duration of the Interest Period for the Loans included in the [conversion]
     (continuation] shall be ___________ months/days.

     The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the proposed Conversion/Continuation Date Credit, before and after

                                     B - 1
                       NOTICE OF CONVERSION/CONTINUATION
giving effect thereto and to the application of the proceeds therefrom:

          (a) the representations and warranties of the Borrower contained in
     Section 6 of the Agreement are true and correct as though made on and as of such date (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date); and

          (b) no Default or Event of Default has occurred and is continuing, or would result from such proposed [conversion] [continuation].


                                    U.S. RENTALS, INC.


                                    By:__________________________

                                    Title:_______________________


                                     B - 2
                       NOTICE OF CONVERSION/CONTINUATION

                                                                       EXHIBIT C
                                                                       ---------


                             COMPLIANCE CERTIFICATE
                             ----------------------



                                       Financial
                                       Statement Date: _________________, 199_


     Reference is made to that certain Second Amended and Restated Credit Agreement dated as of August 21, 1996 among U.S. Rentals, Inc., a California corporation (the "Borrower"), the banks from time to time party thereto, and
                  --------
Bank of America National Trust and Savings Association, as Administrative Agent, Collateral Agent and Issuing Bank (as extended, renewed, amended or restated from time to time, the "Agreement;" the terms defined therein being used herein
                        ---------
as therein defined).

     The undersigned Responsible Officer of Borrower hereby certifies as of the date hereof that he/she is the _____________ of the Borrower, and that, as such, he/she is authorized to execute and deliver this Certificate to the Agent on the behalf of the Borrower, and that:

[Use the following paragraph if this Certificate is delivered in connection with the financial statements required by Section 7.01(a) of the Agreement].

     1.   Attached as Schedule 1 hereto are (a) a true and correct copy of the
                      ----------
audited balance sheet of the Borrower as at the end of the fiscal year ended __________________, 199__ and (b) the related statement of income or operations, shareholders' equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, reported on without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit and accompanied by the opinion of _____________________________________ or another nationally-recognized certified independent public accounting firm (the "Independent Auditor") which report
                                         -------------------

                                     C - 1
                            COMPLIANCE CERTIFICATE
shall state that such consolidated financial statements are complete and correct and have been prepared in accordance with GAAP applied on a basis consistent with prior years, and fairly present, in all material respects, the financial position of the Borrower for the periods indicated and on a basis consistent with prior periods.

                                       OR

[Use the following paragraph if this Certificate is delivered in connection with the financial statements required by Section 7.01(b) of the Agreement].

     1.   Attached as Schedule 1 hereto are (a) a true and correct copy of the
                      ----------
unaudited balance sheet of the Borrower as of the end of the fiscal quarter ended ___________________, 199__and (b) the related unaudited statement of income, shareholders, equity, and cash flows for the period commencing on the first day and ending on the last day of such quarter, setting forth in each case in comparative form the figures for the previous year, and certified by a Responsible Officer that such financial statements were prepared in accordance with GAAP applied on a basis consistent with prior years (subject only to ordinary, good faith year-end audit adjustments and the absence of footnotes) and fairly present, in all material respects, the financial position and the results of operations of the Borrower.

     2. The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and conditions (financial or otherwise) of the Borrower during the accounting period covered by the attached financial statements.

     3. To the best of the undersigned's knowledge, the Borrower, during such period, has observed, performed or satisfied all of its covenants and other agreements, and satisfied every condition in the Credit Agreement to be observed,performed or satisfied by the Borrower, and the undersigned has no knowledge of any Default or Event of Default.


                                     C - 2
                            COMPLIANCE CERTIFICATE

     4.   The following financial covenant analyses and information set forth on
Schedule 2 attached hereto are true and accurate on and as of the date of this Certificate.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate as of ______________________, 199__.


                                    U.S. RENTALS, INC.


                                    By:__________________________

                                    Title:_______________________


                                     C - 3
                            COMPLIANCE CERTIFICATE

                                                  Date: ___________________,199_
                                                     For the fiscal quarter/year
                                                  ended __________________, 199_


                                   SCHEDULE 2
                         to the Compliance Certificate
                                  ($ in 000's)


I.    Section 8.13 - Asset Coverage Ratio.

      A.    Book Value of Consolidated Total Assets:    $___________

            1.   Consolidated Total Assets:             $___________

            2.   Interest bearing and non-interest
                 bearing notes receivable from
                 Affiliates:                            $___________

            3.   Line Al less Line A2:                  $___________

      B.    Consolidated Secured Indebtedness:          $___________

      C.    Collateral Ratio (Line A3 divided by
                                      ----------
            Line IB):                                   ________ to 1

            Minimum required ratio:                     1.25 to 1

II.   Section 8.14 - Consolidated Tangible Net Worth.
      ----------------------------------------------

      A.   Consolidated Tangible Net Worth:

           1.   Capital stock accounts (net of
                treasury stock, at cost) plus
                                         ----
                (or minus in the case of deficit)
                the surplus and retained earnings       $___________

           2.   Net book value of the following (less
                reserves applicable thereto):


                                     C - 4
                            COMPLIANCE CERTIFICATE

                a.   Incremental increase in an asset
                     resulting from any reappraisal,
                     revaluation or write-up of assets
                     in which independent public
                     accountants shall have not
                     concurred:                         $___________

                b.   Intangible assets acquired
                     after December 31, 1995:           $___________

                c.   Total (Lines 2a+2b):               $___________

      B.   Consolidated Tangible Net Worth
           (Line IIA1 - Line IIA2c):                    $___________

      C.   250% of Consolidated Net Income computed on a
           cumulative basis for each of the elapsed fiscal
           quarters ending after December 31, 1995
           (no deduction for quarterly losses):         $___________

      D.   Net equity contributions made after
           the Closing Date:                            $___________

      E.   Total (Lines IIC+IID+$48,000,000):           $___________

      F. minimum requirement: Line IIB to be greater than Line IIE

III.  Section 8.15 - Fixed Charge Coverage Ratio.
      ------------------------------------------

      A. Consolidated Net Income Available for Fixed Charges for four consecutive fiscal quarters ending on above date ("Subject Period"):

           1.   Consolidated Net Income determined in
                accordance with definition thereof
                for Subject Period:                     $___________

           2.   Provisions for taxes for Subject
                Period                                  $___________

           3.   Consolidated Fixed Charges for Subject Period:


                                     C - 5
                            COMPLIANCE CERTIFICATE

               a.   Rentals (other than Rentals on Capitalized
                    Leases) paid pursuant
                    to Long-Term Leases:                $____________

               b.   Interest Expense on all
                    Indebtedness (including
                    the interest component
                    of Rentals on
                    Capitalized Leases):                $____________

               c.   Consolidated Fixed
                    Charges for
                    Subject Period:                     $____________

          4.   Consolidated Net Income Available
               for Fixed Charges (Line
               IIIA1+IIIA2+IIIA3c):                     $____________

     C.   Fixed Charge Coverage Ratio (Line IIIA4
          divided by Line IIIA3c):                      ____ to 1
          ----------

          Minimum required ratio:                       1.75 to 1

IV.  Section 8.16 - Leverage Ratio.
     -----------------------------

     A.   Consolidated Funded Debt:

          1.   Indebtedness for borrowed money:         $___________

          2.   Drawn but unreimbursed drawings
               under letters of credit and surety
               bonds:                                   $___________

          3.   Current portion of mandatory
               redeemable preferred stock and
               Capitalized Leases:                      $___________

          4.   Consolidated Funded Debt (Lines
               1+2+3):                                  $___________

     B.   Leverage Ratio (Line IVA4 divided by Line
                                    ----------


                                     C - 6
                            COMPLIANCE CERTIFICATE

          IIB):                                         ____ to 1

          Maximum required ratio:                       3.25 to 1


                                     C - 7
                            COMPLIANCE CERTIFICATE

                                                                       EXHIBIT D
                                                                       ---------

                                  FORM OF NOTE
                                  ------------


$___________________                                             August 21, 1996


     FOR VALUE RECEIVED, the undersigned, U.S RENTALS, INC. (the "Borrower"), hereby promises to pay to the order of _________________________________ (the "Bank"), on the Maturity Date (as defined in the Credit Agreement referred to below) the principal amount of $________________, or such lesser principal amount of Loans (as defined in the Credit Agreement referred to below) payable by the Borrower to the Bank on such Maturity Date under that certain Second Amended and Restated Credit Agreement dated as of August 21, 1996 among U.S. Rentals, Inc., a California corporation (the "Borrower"), the banks from time to
                                              --------
time party thereto, and Bank of America National Trust and Savings Association, as Administrative Agent, Collateral Agent and Issuing Bank (as extended, renewed, amended or restated from time to time, the "Agreement;" the terms
                                                     ---------
defined therein being used herein as therein defined)

     The Borrower promises to pay interest on the unpaid principal amount of each Loan from the date of such Loan until such principal amount is paid in full, at such interest rates, and payable at such times as are specified in the Credit Agreement.

     All payments of principal and interest shall be made to the Administrative Agent for the account of the Bank in United States dollars in immediately available funds at Administrative Agent's Payment office.

     If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Credit Agreement.


                                     D - 1
                                 FORM OF NOTE

     This Note is one of the "Notes" referred to in the Credit Agreement. Reference is hereby made to the Credit Agreement for rights and obligations of payment and prepayment, events of default and the right of the Bank to accelerate the maturity hereof upon the occurrence of such events.

     The Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Note.

     The Borrower agrees to pay all collection expenses, court costs and reasonable attorneys' fees (including the allocated cost of inhouse counsel) and disbursements (whether or not litigation is commenced) which may be incurred in connection with the collection or enforcement of this Note.

     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.


                              U.S. RENTALS, INC.


                              By:__________________________
                              Title:_______________________


                                     D - 2
                                 FORM OF NOTE

                                                                       EXHIBIT E
                                                                       ---------

                            INTERCREDITOR AGREEMENT
                            -----------------------


                                     E - 1
                            INTERCREDITOR AGREEMENT

                                                                       EXHIBIT F
                                                                       ---------



                 THIRD AMENDED AND RESTATED SECURITY AGREEMENT
                 ---------------------------------------------
              RE: RECEIVABLES, INVENTORY, EQUIPMENT AND DOCUMENTS
              ---------------------------------------------------
                            Dated as of July 1, 1996


                                     F - 1
                              SECURITY AGREEMENT

                                                                       EXHIBIT G
                                                                       ---------



                           ASSIGNMENT AND ACCEPTANCE
                           -------------------------

                  FORM OF NOTICE OF ASSIGNMENT AND ACCEPTANCE
                  -------------------------------------------


                                                          ________________, 19__


TO:  Bank of America National Trust
     and Savings Association, as Administrative Agent


     Reference is made to that certain Second Amended and Restated Credit Agreement dated as of August 21, 1996 among U.S. Rentals, Inc., a California corporation (the "Borrower"), the banks from time to time party thereto, and
                  --------
Bank of America National Trust and Savings Association, as Administrative Agent, Collateral Agent and Issuing Bank (as extended, renewed, amended or restated from time to time, the "Agreement;" the terms defined therein being used herein
                        ---------
as therein defined).

          1. We hereby give you notice of, and request your consent to, the assignment by (the "Assignor") to (the "Assignee") of ______% of the right, title and interest of the Assignor in and to the Loan Documents, including without limitation the right, title and interest of the Assignor in and to the Commitment of the Assignor, and all outstanding Loans and Letter of Credit Obligations made by the Assignor. Before giving effect to such assignment:

               (a) the aggregate amount of the Assignor's Commitment is $_________________;

               (b) the aggregate principal amount of its outstanding Loans is $________________;

               (c) the aggregate face amount of its participation in Letters of Credit is $______________; and


                                     G - 1
                           ASSIGNMENT AND ACCEPTANCE

               (d) the aggregate principal amount of its Letter of Credit Advances is $_________________;

          2. The Assignee hereby represents and warrants that it has complied with the requirements of Section 11.08 of the Credit Agreement in connection with this assignment.

          3. The Assignee agrees that, upon receiving your consent to such assignment and from and after _________________, the Assignee will be bound by the terms of the Loan Documents, with respect to the interest in the Loan Documents assigned to it as specified above, as fully and to the same extent as if the Assignee were the Bank originally holding such interest in the Loan Documents.

          4.   The following administrative details apply to the Assignee:

               (a) Designated Offshore Market Office:

                    Assignee name:  ___________________________
                    Address:  _________________________________
                              _________________________________
                              _________________________________
                    Attention: ________________________________
                    Telephone:  (___) _________________________
                    Telecopier: (___) _________________________
                    Telex (Answerback):  ______________________

               (b)  Domestic Lending Office:

                    Assignee name:  ___________________________
                    Address:  _________________________________
                              _________________________________
                              _________________________________
                    Attention: ________________________________
                    Telephone:  (___) _________________________
                    Telecopier: (___) _________________________
                    Telex (Answerback):  ______________________

               (c)  Notice Address:


                                     G - 2
                           ASSIGNMENT AND ACCEPTANCE

                    Assignee name:  ___________________________
                    Address:  _________________________________
                              _________________________________
                              _________________________________
                    Attention: ________________________________
                    Telephone:  (___) _________________________
                    Telecopier: (___) _________________________
                    Telex (Answerback):  ______________________

               (d)  Payment Instructions:

                    Account No.:  _____________________________
                             At:  _____________________________
                                  _____________________________
                                  _____________________________
                           Ref.:  _____________________________
                      Attention:  _____________________________

     IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Notice of Assignment and Acceptance to be executed by their respective duly authorized officials, officers or agents as of the date first above mentioned.

                         Very truly yours,

                         [Name of Assignor]

                         By:___________________________
                         Title:

                         [Name of Assignee]

                         By:___________________________
                         Title:


We hereby consent to the
foregoing assignment.

U.S. RENTALS, INC.


                                     G - 3
                           ASSIGNMENT AND ACCEPTANCE

By: ___________________________
Name: _________________________
Title: ________________________


BANK OF AMERICA NATIONAL TRUST
 AND SAVINGS ASSOCIATION,
 as Administrative Agent


By: ___________________________
Name: _________________________
Title: ________________________


                                     G - 4
                           ASSIGNMENT AND ACCEPTANCE

                                                                     EXHIBIT H-1
                                                                     -----------


                            SUBORDINATION AGREEMENT
                            -----------------------
                    (R.D. Colburn School of Performing Arts)



To:  Bank of America National
     Trust and Savings Association
     (hereinafter called "Administrative Agent")

                                                                 August 21, 1996


Gentlemen:

     Reference is made to that certain Second Amended and Restated Credit Agreement dated as of August 21, 1996 among U.S. Rentals, Inc., a California corporation (the "Borrower"), the banks from time to time party thereto (the
                  --------
"Banks"), and Bank of America National Trust and Savings Association, as
 -----
Administrative Agent, Collateral Agent and Issuing Bank (as extended, renewed, amended or restated from time to time, the "Credit Agreement;" the terms defined
                                            ----------------
therein being used herein as therein defined).

     The undersigned, the R.D. Colburn School of Performing Arts (hereinafter referred to as "Creditor") may from time to time receive assignments of
                --------
promissory notes ("Notes") executed by Borrower in favor of Creditor, and,
                   -----
therefore, is and may be a creditor of Borrower. The Issuing Bank and the Banks are extending financial accommodations to Borrower as Borrower may request and as the Issuing Bank and,the Banks may deem proper. For the purpose of inducing the Issuing Bank and the Banks to grant, continue or renew such financial accommodations, and in consideration thereof, Creditor agrees as follows:

     1. Any and all claims of Creditor against Borrower, now or hereafter existing, are, and shall be at all times, subject and subordinate to any and all claims, now or hereafter existing which the Administrative Agent, the Issuing Bank, the Collateral Agent and the Banks may have against Borrower (including any


                                    H-1 - 1
                    COLBURN SCHOOL SUBORDINATION AGREEMENT
claim by the Administrative Agent, the Issuing Bank, the Collateral Agent and the Banks for interest accruing after any assignment for the benefit of creditors by Borrower or the institution by or against Borrower of any proceedings under the Administrative Agent and the Bankruptcy Code, or any claim by the Administrative Agent, the Issuing Bank, the Collateral Agent and Banks for any such interest which would have accrued in the absence of such assignment or the institution of such proceedings).

     2. Creditor agrees not to sue upon, or to collect, or to receive payment of the principal or interest of any claim or claims now or hereafter existing which Creditor may hold against Borrower, and not to sell, assign, transfer, pledge, hypothecate, or encumber such claim or claims except subject expressly to this Agreement, and not to enforce or apply any security now or hereafter existing therefor, nor to file or join in any petition to commence any proceeding under the Bankruptcy Code, nor to take any lien or security on any of Borrower's property, real or personal, so long as any claim of the Administrative Agent, the Issuing Bank, the Collateral Agent and the Banks against Borrower shall exist.

     3. In case of any assignment for the benefit of creditors by Borrower or in case any proceedings under the Bankruptcy Code are instituted by or against Borrower, or in case of the appointment of any receiver for Borrower's business or assets, or in case of any dissolution or winding up of the affairs of
Borrower: (a) Borrower and any assignee, trustee in bankruptcy, receiver, debtor in possession or other person or persons in charge are hereby directed to pay to the Administrative Agent the full amount of the Administrative Agent's, the Issuing Bank's, the Collateral Agent's and the Banks' claims against Borrower (including interest to the date of payment) before making any payment of principal or interest to Creditor, and insofar as may be necessary for that purpose, Creditor hereby assigns and transfers to the Administrative Agent for the benefit of the Administrative Agent, the Issuing Bank, the Collateral Agent and the Banks all security or the proceeds thereof, and all rights to any payments, dividends or other distributions, and (b) Creditor hereby irrevocably constitutes and appoints the Administrative Agent its true and lawful attorney to act in its name and stead:


                                    H-1 - 2
                    COLBURN SCHOOL SUBORDINATION AGREEMENT

(i) to file the appropriate claim or claims on behalf of Creditor if Creditor does not do so prior to 30 days before the expiration of the time to file claims in such proceeding and if the Administrative Agent elects at its sole discretion to file such claim or claims and (ii) to accept or reject any plan of reorganization or arrangement on behalf of Creditor, and to otherwise vote Creditor's claim in respect of any indebtedness now or hereafter owing from Borrower to Creditor in any manner the Administrative Agent deems appropriate for its own benefit and protection.

     4. The Administrative Agent is hereby authorized by Creditor to: (a) renew, compromise, extend, accelerate or otherwise change the time of payment, or any other terms, of any existing or future claim of the Administrative Agent, the Issuing Bank, the Collateral Agent and the Banks against Borrower, (b) increase or decrease the rate of interest payable thereon or any part thereof,
(c) exchange, enforce, waive or release any security therefor, (d) apply such security and direct the order or manner of sale thereof in such manner as the Administrative Agent or the Collateral Agent may at its discretion determine,
(e) release Borrower or any guarantor of any indebtedness of Borrower from liability, and (f) make optional future advances to Borrower, all without notice to Creditor and without affecting the subordination provided by this Agreement.

     5. On request of the Administrative Agent, Creditor shall deliver to the Administrative Agent the original of any promissory note or other evidence of any existing or future indebtedness of Borrower to Creditor, and mark same with a conspicuous legend which reads substantially as follows:

          "THIS PROMISSORY NOTE IS SUBORDINATED TO ANY PRESENT OR FUTURE INDEBTEDNESS OWING FROM THE MAKER TO CERTAIN BANKS AND THEIR RESPECTIVE ASSIGNS, AND MAY BE ENFORCED ONLY IN ACCORDANCE WITH THAT CERTAIN SUBORDINATION AGREEMENT DATED AUGUST 21, 1996 BETWEEN RICHARD D. COLBURN SCHOOL OF PERFORMING ARTS AND BANK OF AMERICA NT&SA, AS ADMINISTRATIVE AGENT."

     6. In the event that any payment or any cash or noncash distribution is made to Creditor in violation of the terms of


                                    H-1 - 3
                    COLBURN SCHOOL SUBORDINATION AGREEMENT
this Agreement, Creditor shall receive same in trust for the benefit of the Administrative Agent, the Issuing Bank, the Collateral Agent and the Banks, and shall forthwith remit it to the Administrative Agent in the form in which it was received, together with such endorsements or documents as may be necessary to effectively negotiate or transfer same to the Administrative Agent.

     7. Until all such claims of the Administrative Agent, the Issuing Bank, the Collateral Agent and the Banks against Borrower, now or hereafter existing, shall be paid in full, no gift or loan shall be made by Borrower to Creditor; provided, however, that nothing in this Agreement shall be deemed to prohibit
--------  -------
Borrower from declaring and making dividends or distributions to Creditor, in his capacity as a stockholder of Borrower, in respect of the capital stock of Borrower to the extent not prohibited in the Credit Agreement.

     8. For violation of this Agreement, Creditor shall be liable for all loss and damage sustained by reason of such breach, and upon any such violation the Administrative Agent may, at its option, accelerate the maturity of any of the existing or future claims of the Administrative Agent, the Issuing Bank, the Collateral Agent and the Banks against Borrower.

     9. Notwithstanding the provisions of Section 2, so long as no Default or Event of Default has occurred and is continuing under the Credit Agreement, the Borrower may pay, and the Creditor may receive, interest payments on the Notes; provided, however, that such payment does not cause a Default or Event of
--------  -------
Default under the Credit Agreement.

     10. This Agreement shall be binding upon the successors and assigns of Creditor and the Borrower and shall inure to the benefit of the Administrative Agent, the Collateral Agent, the Issuing Bank and the Banks, and their respective successors and assigns. This Agreement and any existing or future claim of the Administrative Agent, the Issuing Bank, the Collateral Agent and the Banks against Borrower may be assigned by the Administrative Agent, the Collateral Agent and the Banks, in whole or in part, without notice to Creditor or Borrower.


                                    H-1 - 4
                    COLBURN SCHOOL SUBORDINATION AGREEMENT

                              R. D. COLBURN SCHOOL OF
                              PERFORMING ARTS


                              By:___________________________
                              Name:_________________________
                              Title:________________________


               Acceptance of Subordination Agreement by Borrower


     The undersigned being the Borrower named in the foregoing Subordination Agreement, hereby accepts and consents thereto and agrees to be bound by all the provisions thereof and to recognize all priorities and other rights granted thereby to the Administrative Agent, the Issuing Bank, the Collateral Agent and the Banks, their respective successors and assigns, and to perform in accordance therewith.


Dated:_____________________    U.S. RENTALS, INC.


                               By:___________________________
                               Name:_________________________
                               Title:________________________


                                    H-1 - 5
                    COLBURN SCHOOL SUBORDINATION AGREEMENT

                                                                     EXHIBIT H-2
                                                                     -----------


                            SUBORDINATION AGREEMENT
                            -----------------------
                              (Richard D. Colburn)



To:  Bank of America National
     Trust and Savings Association
     (hereinafter called "Administrative Agent")

                                                                 August 21, 1996


Gentlemen:

     Reference is made to that certain Second Amended and Restated Credit Agreement dated as of August 21, 1996 among U.S. Rentals, Inc., a California corporation (the "Borrower"), the banks from time to time party thereto (the
                  --------
"Banks"), and Bank of America National Trust and Savings Association, as
------
Administrative Agent, Collateral Agent and Issuing Bank (as extended, renewed, amended or restated from time to time, the "Credit Agreement;" the terms defined
                                            ----------------
therein being used herein as therein defined).

     The undersigned, Richard D. Colburn, an individual, (hereinafter referred to as "Creditor") may from time to time receive assignments of promissory notes ("Notes") executed by U.S. Rentals, Inc. (hereinafter referred to as "Borrower") in favor of Creditor, and, therefore, is and may be a creditor of Borrower. The Issuing Bank and the Banks are extending financial accommodations to Borrower as Borrower may request and as the Issuing Bank and the Banks may deem proper. For the purpose of inducing the Issuing Bank and the Banks to grant, continue or renew such financial accommodations, and in consideration thereof, Creditor agrees as follows:

     1. Any and all claims of Creditor against Borrower, now or hereafter existing, are, and shall be at all times, subject and subordinate to any and all claims, now or hereafter existing which the Administrative Agent, the Issuing Bank, the Collateral


                                    H-2 - 1
                        COLBURN SUBORDINATION AGREEMENT

Agent and the Banks may have against Borrower (including any claim by the Administrative Agent, the Issuing Bank, the Collateral Agent and the Banks for interest accruing after any assignment for the benefit of creditors by Borrower or the institution by or against Borrower of any proceedings under the Administrative Agent and the Bankruptcy Code, or any claim by the Administrative Agent, the Issuing Bank, the Collateral Agent and Banks for any such interest which would have accrued in the absence of such assignment or the institution of such proceedings).

     2. Creditor agrees not to sue upon, or to collect, or to receive payment of the principal or interest of any claim or claims now or hereafter existing which Creditor may hold against Borrower, and not to sell, assign, transfer, pledge, hypothecate, or encumber such claim or claims except subject expressly to this Agreement, and not to enforce or apply any security now or hereafter existing therefor, nor to file or join in any petition to commence any proceeding under the Bankruptcy Code, nor to take any lien or security on any of Borrower's property, real or personal, so long as any claim of the Administrative Agent, the Issuing Bank, the Collateral Agent and the Banks against Borrower shall exist.

     3. In case of any assignment for the benefit of creditors by Borrower or in case any proceedings under the Bankruptcy Code are instituted by or against Borrower, or in case of the appointment of any receiver for Borrower's business or assets, or in case of any dissolution or winding up of the affairs of
Borrower: (a) Borrower and any assignee, trustee in bankruptcy, receiver, debtor in possession or other person or persons in charge are hereby directed to pay to the Administrative Agent the full amount of the Administrative Agent's, the Issuing Bank's, the Collateral Agent's and the Banks, claims against Borrower (including interest to the date of payment) before making any payment of principal or interest to Creditor, and insofar as may be necessary for that purpose, Creditor hereby assigns and transfers to the Administrative Agent for the benefit of the Administrative Agent, the Issuing Bank, the Collateral Agent and the Banks all security or the proceeds thereof, and all rights to any payments, dividends or other distributions, and (b) Creditor hereby irrevocably constitutes and appoints the Administrative


                                    H-2 - 2
                        COLBURN SUBORDINATION AGREEMENT

Agent its true and lawful attorney to act in its name and stead: (i) to file the appropriate claim or claims on behalf of Creditor if Creditor does not do so prior to 30 days before the expiration of the time to file claims in such proceeding and if the Administrative Agent elects at its sole discretion to file such claim or claims and (ii) to accept or reject any plan of reorganization or arrangement on behalf of Creditor, and to otherwise vote Creditor's claim in respect of any indebtedness now or hereafter owing from Borrower to Creditor in any manner the Administrative Agent deems appropriate for its own benefit and protection.

     4. The Administrative Agent is hereby authorized by Creditor to: (a) renew, compromise, extend, accelerate or otherwise change the time of payment, or any other terms, of any existing or future claim of the Administrative Agent, the Issuing Bank, the Collateral Agent and the Banks against Borrower, (b) increase or decrease the rate of interest payable thereon or any part thereof,
(c) exchange, enforce, waive or release any security therefor, (d) apply such security and direct the order or manner of sale thereof in such manner as the Administrative Agent or the Collateral Agent may at its discretion determine,
(e) release Borrower or any guarantor of any indebtedness of Borrower from liability, and (f) make optional future advances to Borrower, all without notice to Creditor and without affecting the subordination provided by this Agreement.

     5. On request of the Administrative Agent, Creditor shall deliver to the Administrative Agent the original of any promissory note or other evidence of any existing or future indebtedness of Borrower to Creditor, and mark same with a conspicuous legend which reads substantially as follows:

          "THIS PROMISSORY NOTE IS SUBORDINATED TO ANY PRESENT OR FUTURE INDEBTEDNESS OWING FROM THE MAKER TO CERTAIN BANKS AND THEIR RESPECTIVE ASSIGNS, AND MAY BE ENFORCED ONLY IN ACCORDANCE WITH THAT CERTAIN SUBORDINATION AGREEMENT DATED AUGUST 21, 1996 BETWEEN R.D. COLBURN AND BANK OF AMERICA NT&SA, AS ADMINISTRATIVE AGENT."


                                    H-2 - 3
                        COLBURN SUBORDINATION AGREEMENT

     6. In the event that any payment or any cash or noncash distribution is made to Creditor in violation of the terms of this Agreement, Creditor shall receive same in trust for the benefit of the Administrative Agent, the Issuing Bank, the Collateral Agent and the Banks, and shall forthwith remit it to the Administrative Agent in the form in which it was received, together with such endorsements or documents as may be necessary to effectively negotiate or transfer same to the Administrative Agent.

     7. Until all such claims of the Administrative Agent, the Issuing Bank, the Collateral Agent and the Banks against Borrower, now or hereafter existing, shall be paid in full, no gift or loan shall be made by Borrower to Creditor; provided, however, that nothing in this Agreement shall be deemed to prohibit
--------  -------
Borrower from declaring and making dividends or distributions to Creditor, in his capacity as a stockholder of Borrower, in respect of the capital stock of Borrower to the extent not prohibited in the Credit Agreement.

     8. For violation of this Agreement, Creditor shall be liable for all loss and damage sustained by reason of such breach, and upon any such violation the Administrative Agent may, at its option, accelerate the maturity of any of the existing or future claims of the Administrative Agent, the Issuing Bank, the Collateral Agent and the Banks against Borrower.

     9. Notwithstanding the provisions of Section 2, so long as no Default or Event of Default has occurred and is continuing under the Credit Agreement, the Borrower may pay, and the Creditor may receive, interest payments on the Notes; provided, however, that such payment does not cause a Default or Event of
--------  -------
Default under the Credit Agreement.

     10. This Agreement shall be binding upon the heirs, successors and assigns of Creditor and the Borrower and shall inure to the benefit of the Administrative Agent, the Collateral Agent, the Issuing Bank and the Banks, and their respective successors and assigns. This Agreement and any existing or future claim of the Administrative Agent, the Issuing Bank, the Collateral Agent and the Banks against Borrower may be assigned

                                    H-2 - 4
                        COLBURN SUBORDINATION AGREEMENT
by the Administrative Agent, the Collateral Agent and the Banks, in whole or in part, without notice to Creditor or Borrower.



                        _______________________________
                               Richard D. Colburn
                                    Creditor


               Acceptance of Subordination Agreement by Borrower

     The undersigned being the Borrower named in the foregoing Subordination Agreement, hereby accepts and consents thereto and agrees to be bound by all the provisions thereof and to recognize all priorities and other rights granted thereby to the Administrative Agent, the Issuing Bank, the Collateral Agent and the Banks, their respective successors and assigns, and to perform in accordance therewith.


Dated:_____________________      U.S. RENTALS, INC.


                                 By:___________________________
                                 Name:_________________________
                                 Title:________________________

                                    H-2 - 5
                        COLBURN SUBORDINATION AGREEMENT

                                                                   SCHEDULE 2.01
                                                                   -------------



                                  COMMITMENTS
                                  -----------
                              AND PRO RATA SHARES
                              -------------------



                                                      Pro Rata
            Bank                     Commitment        Share
            ----                    ------------   --------------

Bank of America National
Trust and Savings
Association                         $ 50,000,000    45.454545456%

Comerica Bank - California            15,000,000    13.636363636%

The Sumitomo Bank of California        7,500,000     6.818181818%

The Sumitomo Bank Ltd.                 7,500,000     6.818181818%

Union Bank of California, N.A.        15,000,000    13.636363636%

Wells Fargo Bank                      15,000,000    13.636363636%
                                    ------------   --------------

     TOTAL                          $110,000,000   100.000000000%
                                    ============   ==============

                                                                   SCHEDULE 3.03
                                                                   -------------



                        EXISTING BOFA LETTERS OF CREDIT
                        -------------------------------


L/C Number               Beneficiary     Amount      Expiration
----------               -----------     ------      ----------

                                                                   SCHEDULE 6.16
                                                                   -------------


                      SUBSIDIARIES AND MINORITY INTERESTS
                      -----------------------------------


                                 SUBSIDIARIES
                                 ------------



                               MINORITY INTERESTS
                               ------------------


Yorkshire Enterprises L.P.                                 $   41,251.21
Kwickform America                                             992,459.15
Kippington Road                                               306,000.00
UKP                                                                31.48
Claessen                                                        3,267.25
Tolyco BY                                                     351,905.63
Consortium 2000 Inc.                                          150,000.00
                                                           -------------

Total                                                      $1,844,914.72
                                                           =============


                                                                  SCHEDULE 11.02
                                                                  --------------


                     OFFSHORE AND DOMESTIC LENDING OFFICES,
                     --------------------------------------
                             ADDRESSES FOR NOTICES
                             ---------------------



BORROWER
--------

U.S. RENTALS, INC.
1581 Cummins Drive, Suite 155
Modesto, California 95351
Attention:  John S. McKinney
Telephone:  (209) 544-9000
Facsimile:  (209) 544-6756

BANK OF AMERICA NATIONAL TRUST
------------------------------
AND SAVINGS ASSOCIATION,
-----------------------
as Administrative Agent and Collateral Agent

Bank of America National Trust
and Savings Association
Agency Management Services #10831
1455 Market Street, 12th Floor
San Francisco, California 94103
Attention:  Charles Graber
            Vice President
Telephone:  (415) 436-3495
Facsimile:  (415) 436-2700


ADMINISTRATIVE AGENT'S PAYMENT OFFICE:
-------------------------------------

1850 Gateway Boulevard, Fifth Floor Concord, California 94520

BANK OF AMERICA NATIONAL TRUST
------------------------------
AND SAVINGS ASSOCIATION, as a Bank
-----------------------

Domestic and Offshore Lending Office:
1850 Gateway Boulevard, Fourth Floor
Concord, California 94520
Attention:  Barbara Garibaldi

Telephone:  (510) 675-7729
Facsimile:  (510) 675-7531

Notices (other than Borrowing notices and Notices of Conversion/Continuation) :

Bank of America National Trust and
Savings Association
555 South Flower Street, 11th Floor
Los Angeles, California 90071
Attention:  Chas McDonell
            Vice President
            Credit Products #3283
Telephone:  (213) 228-2027
Facsimile:  (213) 228-2756


BANK OF AMERICA NATIONAL TRUST
------------------------------
AND SAVINGS ASSOCIATION, as Issuing Bank
-----------------------

Address for Notices:

International Trade
Banking Division #5655
333 S. Beaudry Ave., 19th Floor
Los Angeles, CA 90017


WELLS FARGO BANK
----------------

Domestic and Offshore Lending Office:

Wells Fargo Bank
201 Third Street, 8th Floor
Commercial Banking Service Center
San Francisco, CA 94103
Attention:  Virginia DeCicco
            Disbursement Administration
Telephone:  (415) 477-5424
Facsimile:  (415) 512-9068

Notices (other than Borrowing notices and Notices of Conversion/Continuation):

Wells Fargo Bank
P.O.  Box  949
Modesto, CA 95353
Attention:  Larry Scheidt
            Vice President
Telephone:  (209)  578-6826
Facsimile:  (209)  523-3686


UNION BANK OF CALIFORNIA, N.A.
-----------------------------

Domestic and Offshore Lending Office:

Union Bank of California, N.A.
550 S. Hope Street
Los Angeles, CA 90071
Attention:  Hisako Sakamoto
            Assistant Vice President
Telephone:  (213) 243-3522
Facsimile:  (213) 243-3521


Notices (other than Borrowing notices and Notices of Conversion/Continuation):

Union Bank of California, N.A.
445 S. Figueroa Street
Los Angeles, CA 90071
Attention:  Pasha Moghaddam
            Vice President
Telephone:  (213) 236-6564
Facsimile:  (213) 236-7814


THE SUMITOMO BANK OF CALIFORNIA
-------------------------------

Domestic and Offshore Lending Office:

The Sumitomo Bank of California
Commercial Banking Division

320 California Street, #600
San Francisco, CA 94104
Attention:  Andrew Hudson
            Vice President
Telephone:  (415) 445-8724
Facsimile:  (415) 296-9617


Notices (other than Borrowing notices and Notices of Conversion/Continuation):

The Sumitomo Bank of California
Commercial Banking Division
320 California Street, #600
San Francisco, CA 94104
Attention:  Thomas C. Paton, Jr.
            Vice President
Telephone:  (415) 445-8750
Facsimile:  (415) 296-9617


THE SUMITOMO BANK,  LIMITED
---------------------------

Domestic and Offshore Lending Office:

The Sumitomo Bank, Limited
U.S. Commercial Banking Department
233 South Wacker Drive, Suite 400
Chicago, IL 60606

Notices for Borrowing and Notices for
Conversion/Continuation):

The Sumitomo Bank,  Limited
U.S. Commercial Banking Department
100 Pine Street, Suite 3300
San Francisco, CA 94111-5219
Attention:  Wendy L. Goman
            Banking Officer
Telephone:  (415) 394-0869
Facsimile:  (415) 304-9797

Notices (other than Borrowing notices and Notices of Conversion/Continuation):

The Sumitomo Bank,  Limited
U.S. Commercial Banking Department
100 Pine Street, Suite 3300
San Francisco, CA 94111-5219
Attention:  Carole A. Daley
            Vice President
Telephone:  (415) 394-0868
Facsimile:  (415) 394-9797


COMERICA BANK  -  CALIFORNIA
----------------------------

Domestic and Offshore Lending Office:

Comerica Bank - California
333 W. Santa Clara Street
San Jose, CA 95113
Attention:  Jan Green
            Administrative Assistant
Telephone:  (408) 556-5237
Facsimile:  (408) 556-5292

with a copy to:

Comerica Bank - California
333 W. Santa Clara Street
San Jose, CA 95113
Attention:  Scott  T.  Smith
            Assistant Vice President
Telephone:  (408) 556-5236
Facsimile:  (408) 556-5292

Notices (other than Borrowing notices and Notices of Conversion/Continuation):

Comerica Bank - California
333 W. Santa Clara Street
San Jose, CA 95113
Attention:  Scott T. Smith
            Assistant Vice President

Telephone:  (408) 556-5236
Facsimile:  (408) 556-5292

                                      -7-